UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07478

Name of Fund: BlackRock MuniVest Fund II, Inc. (MVT)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniVest Fund II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2014

Date of reporting period: 10/31/2013

Item 1 – Report to Stockholders

OCTOBER 31, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock MuniAssets Fund, Inc. (MUA)

BlackRock MuniEnhanced Fund, Inc. (MEN)

BlackRock MuniHoldings Fund, Inc. (MHD)

BlackRock MuniHoldings Fund II, Inc. (MUH)

BlackRock MuniHoldings Quality Fund, Inc. (MUS)

BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

BlackRock MuniVest Fund II, Inc. (MVT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Dear Shareholder

Financial markets were volatile as 2012 drew to a close, with investors growing increasingly concerned over the possible implementation of pre-mandated tax increases and spending cuts known as the “fiscal cliff.” However, a last-minute tax deal averted the potential crisis and allowed markets to get off to a strong start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies, coupled with the absence of negative headlines from Europe, fostered an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices fall when yields rise.)

Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as America showed greater stability compared to most other regions. Slow, but positive, growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would keep its asset purchase program intact and interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a severe banking crisis in Cyprus and a generally poor outlook for European economies, many of which were mired in recession. Emerging markets significantly lagged the rest of the world as growth in these economies, particularly in China and Brazil, fell short of expectations.

In May, the Fed Chairman commented on the possibility of beginning to gradually reduce – or “taper” – the central bank’s asset purchase program before the end of 2013. Investors around the world retreated from higher risk assets in response. Markets rebounded in late June when the tone of the US central bank turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through July.

Markets slumped again in August as investors became wary of looming macro risks. Mixed economic data stirred worries about global growth and uncertainty about when and how much the Fed would scale back on stimulus. Also weighing on investors’ minds was the escalation of the revolution in Egypt and the civil war in Syria, both of which fueled higher oil prices, an additional headwind for global economic growth.

September was surprisingly positive for investors, thanks to the easing of several key risks. Most important, the Fed defied market expectations with its decision to delay tapering. Additionally, the more hawkish candidate to become the next Fed Chairman, Larry Summers, withdrew from the race. On the geopolitical front, turmoil in Egypt and Syria subsided. In Europe, the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. High levels of volatility returned in late September when the Treasury Department warned that the US national debt would breach its statutory maximum soon after Oct. 17. Political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed with a last-minute compromise to reopen the government and extend the debt ceiling until early 2014.

Though periods of heightened uncertainty drove high levels of market volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Developed market equities generated the highest returns for the 6- and 12-month periods ended Oct. 31, with particular strength coming from US small-cap stocks. Emerging markets posted smaller, albeit positive returns after struggling with slowing growth and weakening currencies in the first half of 2013. Rising interest rates resulted in poor performance for US Treasury bonds and other higher-quality sectors such as tax-exempt municipals and investment grade corporate bonds. High yield bonds, on the other hand, moved higher as income-oriented investors sought meaningful returns in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Though periods of heightened uncertainty drove high levels of market volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	11.14%	27.18%
US small cap equities (Russell 2000® Index)	16.90	36.28
International equities (MSCI Europe, Australasia, Far East Index)	8.53	26.88
Emerging market equities (MSCI Emerging Markets Index)	1.18	6.53
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.09
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(6.07)	(4.64)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.97)	(1.08)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.63)	(1.69)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.50	8.86
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended October 31, 2013

Municipal Market Conditions

Toward the end of 2012, municipal bond supply was met with robust demand as investors were starved for yield in the low-rate, low-return environment and uncertainty around the Presidential election and fiscal policy decisions highlighted the appeal of the relatively stable asset class. Investors poured into municipal bond mutual funds, favoring long-duration and high-yield funds as they tend to provide higher levels of income.

However, market conditions turned less favorable in May when the US Federal Reserve alluded to the possible scaling back of its bond-buying stimulus program. Municipal bond funds saw strong outflows in the last six months of the period, resulting in net outflows of approximately $38 billion for the 12-month period as a whole (based on data from the Investment Company Institute). Further signals from the Fed suggesting a retrenchment of asset purchases led to rising interest rates and waning demand in June. (Bond prices fall as rates rise.) High levels of interest rate volatility resulted in a sharp curtailment of tax-exempt issuance in May through period end. However, from a historical perspective, total new issuance for the 12 months ended October 31, 2013 remained relatively strong at $345 billion (down modestly from the $378 billion issued in the prior 12-month period). A significant portion of new supply during this period (roughly 50%) was attributable to refinancing activity as issuers took advantage of lower interest rates to reduce their borrowing costs. Total new supply was also supported by recent activity in the taxable market, where taxable-municipal issuance was up 19% year-over-year.

S&P Municipal Bond Index
Total Returns as of October 31, 2013
6 months: (3.63)%
12 months: (1.69)%

A Closer Look at Yields

From October 31, 2012 to October 31, 2013, muni yields increased by 122 basis points (“bps”) from 2.82% to 4.04% on AAA-rated 30-year municipal bonds, while increasing 72 bps from 1.72% to 2.44% on 10-year bonds and rising another 39 bps from 0.67% to 1.06% on 5-year issues (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period as the spread between 2- and 30-year maturities widened by 118 bps and the spread between 2- and 10-year maturities widened by 68 bps.

During the same time period, US Treasury rates rose by 78 bps on 30-year and 87 bps on 10-year bonds, while moving up 61 bps in 5-years. Accordingly, tax-exempt municipal bonds underperformed Treasuries on the long end of the yield curve as investors sought to reduce risk later in the period. On the short end of the curve, moderate outperformance versus Treasuries was driven largely by a supply/demand imbalance within the municipal market and a rotation from long-duration assets into short- and intermediate-duration investments. As higher US tax rates began to appear imminent late in 2012, municipal bonds benefited from the increased appeal of tax-exempt investing. The municipal asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in today’s environment, particularly as the recent correction has restored value in the market and placed yields at levels not obtainable since early 2011. However, opportunities are not as broad-based as in 2011 and 2012, warranting a more tactical approach going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, 14 consecutive quarters of positive revenue growth coupled with the elimination of more than 750,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in this fragile economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Funds, except MUA, issue Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Funds invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Fund’s long-term investments, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ Preferred Shares and/or debt securities does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also leverage their assets through the use of tender option bond trusts (“TOBs”), as described in Note 3 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Fund’s total assets less its total accrued liabilities). In addition, each Fund voluntarily limits its economic leverage to 50% of its total managed assets, while each Fund with VRDP Shares or VMTP Shares outstanding limits its economic leverage to 45% of its total managed assets. As of October 31, 2013, the Funds had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
MUA	13%
MEN	40%
MHD	39%
MUH	38%
MUS	40%
MUI	39%
MVT	41%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, interest rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	5

Fund Summary as of October 31, 2013	BlackRock MuniAssets Fund, Inc.

Fund Overview

BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) investment objective is to provide high current income exempt from federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests at least 65% of its assets in municipal bonds that are rated in the medium to lower categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. or BBB or lower by Standard & Poor’s Corporation) or non-rated securities which are of comparable quality. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

•

For the six-month period ended October 31, 2013, the Fund returned (10.75)% based on market price and (6.99)% based on NAV. For the same period, the closed-end Lipper High Yield Municipal Debt Funds category posted an average return of (12.55)% based on market price and (7.12)% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

As rising interest rates caused municipal bond prices to fall, leverage on the Fund’s assets amplified the negative performance of the Fund during the period. Holdings of bonds rated low-quality investment grade and non-investment grade posted significant losses. The Fund’s modest exposure to Puerto Rico, including Puerto Rico Sales Tax Revenue Bonds, also detracted from results as credit spreads on most of Puerto Rico’s debt widened materially during the period due to investors’ lack of confidence and a weak local economy. Modest exposure to tobacco bonds was another notable source of negative performance.

•

The Fund held unrated and pre-refunded bonds, which experienced less price depreciation than most other sectors of the municipal market. Maintaining a low portfolio duration (sensitivity to interest rate movements) throughout the period also helped to mute the negative impact of heightened interest rate volatility.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of October 31, 2013 ($12.08)[1]	6.21%
Tax Equivalent Yield[2]	10.97%
Current Monthly Distribution per Common Share[3]	$0.0625
Current Annualized Distribution per Common Share[3]	$0.7500
Economic Leverage as of October 31, 2013[4]	13%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

6	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

BlackRock MuniAssets Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/13	4/30/13	Change	High	Low
Market Price	$12.08	$13.96	(13.47)%	$14.00	$11.24
Net Asset Value	$12.95	$14.36	(9.82)%	$14.39	$12.53

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	10/31/13	4/30/13
Health	24%	25%
Transportation	19	21
County/City/Special District/School District	16	15
Corporate	13	14
Utilities	12	12
Education	7	5
Tobacco	5	4
State	3	4
Housing	1	—

Credit Quality Allocation[1]	10/31/13	4/30/13
AAA/Aaa	4%	1%
AA/Aa	16	20
A	7	11
BBB/Baa	25	28
BB/Ba	7	4
B	7	7
CCC/Caa	1	1
Not Rated[2]	33	28

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of October 31, 2013 and April 30, 2013, the market value of these securities was $31,231,049, representing 6%, and $22,305,427, representing 4%, respectively, of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	10%
2014	7
2015	4
2016	1
2017	4

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	7

Fund Summary as of October 31, 2013	BlackRock MuniEnhanced Fund, Inc.

Fund Overview

BlackRock MuniEnhanced Fund, Inc.’s (MEN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal bonds rated investment grade quality at the time of investment and invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended October 31, 2013, the Fund returned (14.53)% based on market price and (7.93)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (13.60)% based on market price and (9.18)% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

As tax-exempt municipal rates increased over the six-month period, the Fund’s duration exposure (sensitivity to interest rate movements) had a negative impact on performance. (Bond prices fall when rates rise.) Exposure to the long-end of the yield curve was detrimental as rates increased more in the long-end than in the short-end of the curve. The Fund’s exposure to Puerto Rico Sales Tax Revenue Bonds also detracted from results as credit spreads on most of Puerto Rico’s debt widened materially during the period due to investors’ lack of confidence and a weak local economy. Leverage on the Fund’s assets amplified the negative effect of rising rates on the Fund’s performance.

•	Short positions in US Treasury futures contracts, as a hedge against rising interest rates, had a positive impact on the Fund’s performance for the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MEN
Initial Offering Date	March 2, 1989
Yield on Closing Market Price as of October 31, 2013 ($10.46)[1]	6.94%
Tax Equivalent Yield[2]	12.26%
Current Monthly Distribution per Common Share[3]	$0.0605
Current Annualized Distribution per Common Share[3]	$0.7260
Economic Leverage as of October 31, 2013[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

8	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

BlackRock MuniEnhanced Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/13	4/30/13	Change	High	Low
Market Price	$10.46	$12.65	(17.31)%	$13.25	$10.01
Net Asset Value	$11.25	$12.63	(10.93)%	$12.67	$10.68

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	10/31/13	4/30/13
Transportation	24%	24%
County/City/Special District/School District	23	22
State	20	20
Utilities	14	14
Health	8	9
Education	7	7
Housing	2	2
Corporate	2	2

Credit Quality Allocation[1]	10/31/13	4/30/13
AAA/Aaa	9%	14%
AA/Aa	55	57
A	28	25
BBB/Baa	3	3
B	1	1
Not Rated[2]	4	—

[1]	Using the higher of S&P’s or Moody’s ratings.
[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of October 31, 2013, the market value of these securities was $16,899,176, representing 3% of the Fund's long-term investments.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2013	1%
2014	8
2015	6
2016	3
2017	9

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	9

Fund Summary as of October 31, 2013	BlackRock MuniHoldings Fund, Inc.

Fund Overview

BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

•

For the six-month period ended October 31, 2013, the Fund returned (13.08)% based on market price and (10.06)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (13.60)% based on market price and (9.18)% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

As tax-exempt municipal rates increased over the six-month period, the Fund’s duration exposure (sensitivity to interest rate movements) had a negative impact on performance. (Bond prices fall when rates rise.) Exposure to bonds with long maturities was detrimental as rates increased more in the long-end than in the short-end of the curve. Leverage on the Fund’s assets amplified the negative effect of rising rates on the Fund’s performance. Holdings of bonds rated low-quality investment grade and non-investment grade posted significant losses. The Fund’s modest exposure to Puerto Rico Sales Tax Revenue Bonds also detracted from results as credit spreads on most of Puerto Rico’s debt widened materially during the period due to investors’ lack of confidence and a weak local economy. Modest exposure to tobacco bonds was another notable source of negative performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of October 31, 2013 ($15.27)[1]	7.19%
Tax Equivalent Yield[2]	12.70%
Current Monthly Distribution per Common Share[3]	$0.0915
Current Annualized Distribution per Common Share[3]	$1.0980
Economic Leverage as of October 31, 2013[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per common share, declared on December 2, 2013, was decreased to $0.0885 per share. The yield on closing market price, current monthly distribution per common share and current annualized distribution per common share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

10	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

BlackRock MuniHoldings Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/13	4/30/13	Change	High	Low
Market Price	$15.27	$18.20	(16.10)%	$18.21	$14.26
Net Asset Value	$15.73	$18.12	(13.19)%	$18.17	$14.84

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	10/31/13	4/30/13
Transportation	23%	22%
Health	21	21
County/City/Special District/School District	13	13
State	12	13
Utilities.	12	12
Education	9	9
Corporate.	7	7
Tobacco.	2	1
Housing	1	2

Credit Quality Allocation[1]	10/31/13	4/30/13
AAA/Aaa	8%	9%
AA/Aa	42	42
A	28	29
BBB/Baa	9	9
BB/Ba	3	1
B	3	3
CCC/Caa	1	—
Not Rated[2]	6	7

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of October 31, 2013 and April 30, 2013, the market value of these securities was $4,040,441, representing 1%, and $7,320,539, representing 2%, respectively, of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	3%
2014	5
2015	3
2016	3
2017	5

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	11

Fund Summary as of October 31, 2013	BlackRock MuniHoldings Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Fund II, Inc.’s (MUH) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

•

For the six-month period ended October 31, 2013, the Fund returned (13.43)% based on market price and (9.76)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (13.60)% based on market price and (9.18)% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

As tax-exempt municipal rates increased over the six-month period, the Fund’s duration exposure (sensitivity to interest rate movements) had a negative impact on performance. (Bond prices fall when rates rise.) Exposure to bonds with long maturities was detrimental as rates increased more in the long-end than in the short-end of the curve. Leverage on the Fund’s assets amplified the negative effect of rising rates on the Fund’s performance. Holdings of bonds rated low-quality investment grade and non-investment grade posted significant losses. The Fund’s modest exposure to Puerto Rico Sales Tax Revenue Bonds also detracted from results as credit spreads on most of Puerto Rico’s debt widened materially during the period due to investors’ lack of confidence and a weak local economy. Modest exposure to tobacco bonds was another notable source of negative performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUH
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of October 31, 2013 ($14.00)[1]	7.11%
Tax Equivalent Yield[2]	12.56%
Current Monthly Distribution per Common Share[3]	$0.083
Current Annualized Distribution per Common Share[3]	$0.996
Economic Leverage as of October 31, 2013[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

12	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

BlackRock MuniHoldings Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/13	4/30/13	Change	High	Low
Market Price	$14.00	$16.75	(16.42)%	$16.87	$13.08
Net Asset Value	$14.75	$16.93	(12.88)%	$16.98	$13.93

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	10/31/13	4/30/13
Health	21%	20%
Transportation	20	21
County/City/Special District/School District	17	17
State	14	15
Utilities	10	10
Education	9	8
Corporate	6	7
Tobacco	2	1
Housing	1	1

Credit Quality Allocation[1]	10/31/13	4/30/13
AAA/Aaa	8%	9%
AA/Aa	48	48
A	25	26
BBB/Baa	8	8
BB/Ba	2	—
B	2	2
CCC/Caa	1	1
Not Rated[2]	6	6

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of October 31, 2013 and April 30, 2013, the market value of these securities was $6,279,308, and $7,446,854, each representing 2%, respectively, of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	3%
2014	5
2015	2
2016	4
2017	6

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	13

Fund Summary as of October 31, 2013	BlackRock MuniHoldings Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund, Inc.’s (MUS) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended October 31, 2013, the Fund returned (15.66)% based on market price and (9.91)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (13.60)% based on market price and (9.18)% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund’s longer duration holdings (those with greater sensitivity to interest rate movements) had a negative impact on performance as the municipal yield curve began to steepen in 2013 (i.e., rates on longer-dated bonds rose more than rates on shorter-dated securities). This especially impacted the Fund’s holdings in the water and sewer, utilities, transportation and education sectors. The Fund’s exposure to Puerto Rico Sales Tax Revenue Bonds also detracted from results as credit spreads on most of Puerto Rico’s debt widened materially during the period due to investors’ lack of confidence and a weak local economy. Leverage on the Fund’s assets amplified the negative effect of rising rates on the Fund’s performance for the period.

•

The Fund benefited from its use of derivatives to hedge against interest rate risk. Specifically, short positions in US Treasury futures contracts enhanced results as interest rates increased during the period. Additionally, the Fund’s holdings in pre-refunded bonds with terms of up to five years added to returns as investors seeking protection amid interest rate volatility moved down the yield curve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUS
Initial Offering Date	May 1, 1998
Yield on Closing Market Price as of October 31, 2013 ($12.17)[1]	6.66%
Tax Equivalent Yield[2]	11.77%
Current Monthly Distribution per Common Share[3]	$0.0675
Current Annualized Distribution per Common Share[3]	$0.8100
Economic Leverage as of October 31, 2013[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

14	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

BlackRock MuniHoldings Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/13	4/30/13	Change	High	Low
Market Price	$12.17	$14.92	(18.43)%	$15.08	$11.33
Net Asset Value	$13.34	$15.31	(12.87)%	$15.37	$12.67

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	10/31/13	4/30/13
Transportation	32%	26%
County/City/Special District/School District	24	27
Utilities	20	17
State	8	13
Health	8	9
Education	5	6
Tobacco	2	1
Housing	1	1

Credit Quality Allocation[1]	10/31/13	4/30/13
AAA/Aaa	5%	11%
AA/Aa	59	55
A	36	32
BBB/Baa	—	2

[1]	Using the higher of S&P’s or Moody’s ratings.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2013	—
2014	3%
2015	5
2016	3
2017	—

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	15

Fund Summary as of October 31, 2013	BlackRock Muni Intermediate Duration Fund, Inc.

Fund Overview

BlackRock Muni Intermediate Duration Fund, Inc.’s (MUI) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 75% of its assets in municipal bonds rated investment grade and invests at least 80% of its assets in municipal bonds with a duration of three to ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

•

For the six-month period ended October 31, 2013, the Fund returned (11.06)% based on market price and (6.18)% based on NAV. For the same period, the closed-end Lipper Intermediate Municipal Debt Funds category posted an average return of (8.41)% based on market price and (5.21)% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

As tax-exempt municipal rates increased over the six-month period, the Fund’s duration exposure (sensitivity to interest rate movements) had a negative impact on performance. (Bond prices fall when rates rise.) Concentrated exposure on the long-end of the yield curve within the Fund’s intermediate duration mandate was detrimental as rates increased more in the long-end than in the short-end of the curve. Leverage on the Fund’s assets amplified the negative effect of rising rates on the Fund’s performance. The Fund’s limited exposure to Puerto Rico Sales Tax Revenue Bonds also detracted from results as credit spreads on most of Puerto Rico’s debt widened materially during the period due to their deteriorating quality amid a weak local economy. The Fund’s fully invested posture contributed to its longer duration and consequently, had a negative impact on returns for the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUI
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of October 31, 2013 ($13.91)[1]	6.17%
Tax Equivalent Yield[2]	10.90%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Economic Leverage as of October 31, 2013[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

16	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

BlackRock Muni Intermediate Duration Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/13	4/30/13	Change	High	Low
Market Price	$13.91	$16.12	(13.71)%	$16.20	$13.36
Net Asset Value	$15.11	$16.60	(8.98)%	$16.64	$14.33

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	10/31/13	4/30/13
County/City/Special District/School District	21%	26%
Transportation	19	13
State	17	18
Health	13	12
Education	11	10
Corporate	8	8
Utilities	7	8
Housing	2	2
Tobacco	2	3

Credit Quality Allocation[1]	10/31/13	4/30/13
AAA/Aaa	5%	4%
AA/Aa	52	53
A	31	29
BBB/Baa	6	6
BB/Ba	1	1
B	2	2
Not Rated[2]	3	5

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of October 31, 2013 and April 30, 2013, the market value of these securities was $4,611,604, representing less than 1%, and $8,944,363, representing 1%, respectively, of the Fund’s long-term investment.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	3%
2014	4
2015	3
2016	5
2017	5

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	17

Fund Summary as of October 31, 2013	BlackRock MuniVest Fund II, Inc.

Fund Overview

BlackRock MuniVest Fund II, Inc.’s (MVT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

•

For the six-month period ended October 31, 2013, the Fund returned (10.31)% based on market price and (9.90)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (13.60)% based on market price and (9.18)% based on NAV. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

As tax-exempt municipal rates increased over the six-month period, the Fund’s duration exposure (sensitivity to interest rate movements) had a negative impact on performance. (Bond prices fall when rates rise.) Exposure to bonds with long maturities was detrimental as rates increased more in the long-end than in the short-end of the curve. Leverage on the Fund’s assets amplified the negative effect of rising rates on the Fund’s performance. Holdings of bonds rated low-quality investment grade and non-investment grade posted significant losses. The Fund’s modest exposure to Puerto Rico Sales Tax Revenue Bonds also detracted from results as credit spreads on most of Puerto Rico’s debt widened materially during the period due to investors’ lack of confidence and a weak local economy. Modest exposure to tobacco bonds was another notable source of negative performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of October 31, 2013 ($14.96)[1]	7.30%
Tax Equivalent Yield[2]	12.90%
Current Monthly Distribution per Common Share[3]	$0.091
Current Annualized Distribution per Common Share[3]	$1.092
Economic Leverage as of October 31, 2013[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per common share, declared on December 2, 2013, was decreased to $0.0885 per share. The yield on closing market price, current monthly distribution per common share and current annualized distribution per common share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

18	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

BlackRock MuniVest Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/13	4/30/13	Change	High	Low
Market Price	$14.96	$17.31	(13.58)%	$17.34	$13.53
Net Asset Value	$14.49	$16.69	(13.18)%	$16.74	$13.70

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	10/31/13	4/30/13
Transportation	21%	22%
Health	20	20
County/City/Special District/School District	16	11
State	13	15
Utilities	12	11
Education	7	7
Corporate	7	10
Housing	2	2
Tobacco	2	2

Credit Quality Allocation[1]	10/31/13	4/30/13
AAA/Aaa	8%	9%
AA/Aa	45	46
A	27	25
BBB/Baa	9	10
BB/Ba	3	1
B	3	2
Not Rated[2]	5	7

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of October 31, 2013 and April 30, 2013 the market value of these securities was $3,949,356 and $6,940,695, each representing 1%, respectively, of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	5%
2014	3
2015	1
2016	3
2017	8

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	19

Schedule of Investments October 31, 2013 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.4%
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	$2,165	$2,410,468
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.25%, 1/01/17	895	892,252
5.25%, 1/01/19	2,000	1,985,760
5.50%, 1/01/21	1,215	1,209,083

		6,497,563
Alaska — 1.2%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	1,610	1,512,933
5.00%, 6/01/32	1,500	1,139,490
5.00%, 6/01/46	4,000	2,751,720

		5,404,143
Arizona — 1.9%
Maricopa County IDA, RB, Arizona Charter School Project, Series A, 6.63%, 7/01/20	865	781,156
Phoenix IDA Arizona, ERB, Great Hearts Academies — Veritas Project:
6.30%, 7/01/42	500	475,580
6.40%, 7/01/47	425	404,082
Phoenix IDA Arizona, Refunding RB, America West Airlines, Inc. Project, AMT, 6.30%, 4/01/23	5,750	5,661,622
Show Low Improvement District, Special Assessment Bonds, District No. 5, 6.38%, 1/01/15	235	236,015
University Medical Center Corp. Arizona, RB:
6.25%, 7/01/29	820	885,485
6.50%, 7/01/39	500	538,100

		8,982,040
California — 5.0%
California Pollution Control Financing Authority, RB:
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37 (a)	1,065	939,777
San Diego County Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	1,270	1,127,836
California School Finance Authority, RB:
6.65%, 7/01/33	435	434,522
6.90%, 7/01/43	975	970,115
Alliance for College Ready Public School —2023 Union LLC Project, Series A, 6.40%, 7/01/48	1,570	1,572,967
Municipal Bonds	Par (000)	Value
California (concluded)
California Statewide Communities Development Authority, Refunding RB:
American Baptist Homes of the West, 6.25%, 10/01/39	$2,175	$2,245,252
Eskaton Properties, Inc., 5.25%, 11/15/34	1,595	1,522,667
City of Fontana California, Refunding RB, Special Tax Bonds, Community Facilities District No. 22-Sierra, Series H, 6.00%, 9/01/34	2,320	2,329,860
City of San Jose California, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	900	1,023,939
6.50%, 5/01/42	2,220	2,516,592
Riverside County Transportation Commission, RB, Senior Lien, Series A, 5.75%, 6/01/48	2,885	2,862,526
San Marcos County Unified School District, GO, CAB, Election of 2010, Series B (b):
5.64%, 8/01/40	5,000	1,129,300
5.78%, 8/01/51	12,050	1,402,620
State of California, GO, Refunding, 5.00%, 11/01/43 (c)	3,080	3,155,522

		23,233,495
Colorado — 1.8%
Central Platte Valley Metropolitan District, GO, Series A, 5.63%, 12/01/38	1,225	1,242,346
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Public Improvement Fee, Tax Increment, 8.00%, 6/01/14 (d)	4,850	5,117,720
Plaza Metropolitan District No. 1 Colorado, Refunding, Tax Allocation Bonds, Public Improvement Fee, Tax Increment, 5.00%, 12/01/40	575	529,270
Regional Transportation District, RB, 6.00%, 1/15/34	1,500	1,558,470

		8,447,806
Connecticut — 0.3%
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	1,370	1,369,918
Delaware — 1.0%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	1,000	1,028,430
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	3,625	3,437,225

		4,465,655

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AGC	Assured Guaranty Corp.	HRB	Housing Revenue Bonds
	AGM	Assured Guaranty Municipal Corp.	HUD	Department of Housing and Urban Development
	AMBAC	American Municipal Bond Assurance Corp.	IDA	Industrial Development Authority
	AMT	Alternative Minimum Tax (subject to)	IDB	Industrial Development Board
	ARB	Airport Revenue Bonds	ISD	Independent School District
	BARB	Building Aid Revenue Bonds	LRB	Lease Revenue Bonds
	BHAC	Berkshire Hathaway Assurance Corp.	M/F	Multi-Family
	CAB	Capital Appreciation Bonds	MRB	Mortgage Revenue Bonds
	COP	Certificates of Participation	NPFGC	National Public Finance Guarantee Corp.
	EDA	Economic Development Authority	PSF-GTD	Permanent School Fund Guaranteed
	EDC	Economic Development Corp.	Q-SBLF	Qualified School Bond Loan Fund
	ERB	Education Revenue Bonds	Radian	Radian Financial Guaranty
	GARB	General Airport Revenue Bonds	RB	Revenue Bonds
	GO	General Obligation Bonds	SBPA	Stand-by Bond Purchase Agreements
	HDA	Housing Development Authority	S/F	Single-Family
	HFA	Housing Finance Agency	Syncora	Syncora Guarantee
			VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
District of Columbia — 0.9%
District of Columbia, RB, Methodist Home District of Columbia, Series A:
7.38%, 1/01/30	$1,665	$1,633,248
7.50%, 1/01/39	1,615	1,563,401
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.50%, 5/15/33	1,055	1,092,347

		4,288,996
Florida — 10.8%
Boggy Creek Improvement District, Refunding RB, Special Assessment Bonds, 5.13%, 5/01/43	4,165	3,517,717
County of Hillsborough Florida IDA, RB, National Gypsum Co., AMT:
Series A, 7.13%, 4/01/30	3,000	3,008,490
Series B, 7.13%, 4/01/30	1,560	1,560,702
Greeneway Improvement District, RB, Special Assessment Bonds, 5.13%, 5/01/43	4,165	3,552,120
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 5/01/33	455	456,087
Jacksonville Economic Development Commission, RB, Gerdau Ameristeel US, Inc., AMT, 5.30%, 5/01/37	4,500	4,074,390
Jacksonville Economic Development Commission, Refunding RB, Florida Proton Therapy Institute, Series A, 6.00%, 9/01/17	905	970,504
Lakewood Ranch Stewardship District, Refunding, Special Assessment Bonds, Lakewood Center & New Sector Projects, 8.00%, 5/01/40	1,485	1,704,765
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	4,550	5,003,134
Midtown Miami Community Development District, Special Assessment Bonds, Series A:
6.00%, 5/01/24	1,165	1,168,402
6.25%, 5/01/37	4,605	4,605,875
Palm Beach County Health Facilities Authority, RB, Acts Retirement Life Community, 5.50%, 11/15/33	3,500	3,538,535
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (e)(f)	4,832	1,980,768
Sarasota County Health Facilities Authority, Refunding RB, Village On The Isle Project, 5.50%, 1/01/27	955	978,092
Sumter Landing Community Development District Florida, RB, Sub-Series B, 5.70%, 10/01/38	3,770	3,096,678
Tampa Palms Open Space and Transportation Community Development District, RB, Capital Improvement, Richmond Place Project, 7.50%, 5/01/18	1,300	1,300,468
Tolomato Community Development District, Refunding, Special Assessment Bonds:
CAB, Series A-2, 0.00%, 5/01/39 (g)	250	184,108
CAB, Series A-3, 0.00%, 5/01/40 (g)	585	351,222
CAB, Series A-4, 0.00%, 5/01/40 (g)	305	135,603
Series A-1, 6.65%, 5/01/40	910	890,717
Tolomato Community Development District (e)(f):
Series 1, 6.65%, 5/01/40	50	48,678
Series 2, 6.65%, 5/01/40	2,110	1,167,463
Series 3, 6.65%, 5/01/40	710	7
Village Community Development District No. 9, Special Assessment Bonds:
6.75%, 5/01/31	1,810	1,991,833
7.00%, 5/01/41	2,950	3,253,231
5.50%, 5/01/42	1,330	1,327,912

		49,867,501
Municipal Bonds	Par (000)	Value
Georgia — 2.2%
City of Atlanta Georgia, Tax Allocation Bonds, Princeton Lakes Project, 5.50%, 1/01/31	$1,035	$1,035,124
County of Clayton Georgia, Tax Allocation Bonds, Ellenwood Project, 7.50%, 7/01/33	2,755	2,755,551
County of Clayton Georgia Development Authority, Refunding RB, Delta Air Lines, Inc. Project, Series A, 8.75%, 6/01/29	3,365	3,919,552
County of DeKalb Georgia Hospital Authority, Refunding RB, DeKalb Medical Center, Inc. Project, 6.13%, 9/01/40	1,000	1,008,220
Gainesville & Hall County Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2:
6.38%, 11/15/29	700	751,128
6.63%, 11/15/39	880	938,159

		10,407,734
Guam — 0.7%
Guam Government Waterworks Authority, Refunding RB, Water & Wastewater System, 6.00%, 7/01/25	1,265	1,278,232
Territory of Guam, GO, Series A:
6.00%, 11/15/19	615	637,306
7.00%, 11/15/39	1,115	1,174,206

		3,089,744
Illinois — 5.7%
City of Chicago Illinois, Refunding RB, American Airlines, Inc. Project, 5.50%, 12/01/30 (e)(f)	7,000	7,909,930
Illinois Finance Authority, Refunding RB:
CAB, Clare Water Tower, Series B, 0.00%, 5/15/50 (b)(e)(f)	1,214	12
Clare Water Tower, Series A-7, 6.13%, 5/15/41 (e)(f)	3,129	31
Friendship Village of Schaumburg, 7.25%, 2/15/45	4,000	4,036,440
Lutheran Home & Services Obligated Group, 5.63%, 5/15/42	2,395	2,151,501
Primary Health Care Centers Program, 6.60%, 7/01/24	1,175	1,120,797
Roosevelt University Project, 6.50%, 4/01/44	4,170	4,309,945
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 6.10%, 6/15/46 (b)	9,860	1,388,584
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,400	1,539,454
6.00%, 6/01/28	710	761,262
Village of Lincolnshire Illinois, Special Tax Bonds, Sedgebrook Project, 6.25%, 3/01/34	1,800	1,816,038
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,465	1,408,436

		26,442,430
Indiana — 0.4%
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT:
5.00%, 7/01/44	470	419,437
5.00%, 7/01/48	1,555	1,369,940

		1,789,377
Iowa — 3.1%
Iowa Finance Authority, Refunding RB:
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.00%, 12/01/19	1,675	1,623,711

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	21

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Iowa (concluded)
Iowa Finance Authority, Refunding RB (concluded):
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.50%, 12/01/22	$4,090	$3,909,590
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.25%, 12/01/25	2,190	1,999,098
Sunrise Retirement Community Project, 5.50%, 9/01/37	1,355	1,148,444
Sunrise Retirement Community Project, 5.75%, 9/01/43	2,115	1,794,831
Iowa Tobacco Settlement Authority, Refunding RB, Series C, 5.38%, 6/01/38	4,900	3,760,897

		14,236,571
Louisiana — 2.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, 6.75%, 11/01/32	5,000	5,326,750
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.75%, 5/01/41	1,855	1,987,707
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.25%, 5/15/35	5,570	5,464,225

		12,778,682
Maine — 0.7%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	2,955	3,109,665
Maryland — 2.5%
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	2,840	2,852,865
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	3,615	3,660,766
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	4,785	4,978,984
Maryland Health & Higher Educational Facilities Authority, RB, Washington Christian Academy, 5.50%, 7/01/38 (e)(f)	1,000	300,010

		11,792,625
Massachusetts — 1.0%
Massachusetts Development Finance Agency, RB, Series A:
Foxborough Regional Charter School, 7.00%, 7/01/42	1,025	1,111,520
North Hill Communities Issue, 6.50%, 11/15/43	2,020	1,915,647
Massachusetts Development Finance Agency, Refunding RB:
Eastern Nazarene College, 5.63%, 4/01/19	30	30,005
Eastern Nazarene College, 5.63%, 4/01/29	80	80,003
Tufts Medical Center, Series I, 6.75%, 1/01/36	1,490	1,665,269

		4,802,444
Michigan — 2.8%
City of Detroit Michigan, GO, Taxable Capital Improvement Limited Tax (e)(f):
Series A-1, 5.00%, 4/01/16	650	207,987
Series A-2, 8.00%, 4/01/14	3,185	1,019,136
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A:
5.00%, 7/01/32	1,610	1,459,063
5.25%, 7/01/39	2,785	2,560,696
Municipal Bonds	Par (000)	Value
Michigan (concluded)
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	$6,310	$7,590,173

		12,837,055
Minnesota — 0.4%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/32	1,785	2,059,408
Missouri — 0.6%
Kirkwood IDA Missouri, RB, Aberdeen Heights, Series A, 8.25%, 5/15/39	2,315	2,570,136
New Jersey — 4.9%
New Jersey EDA, RB:
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	2,250	2,382,930
Patterson Charter School for Science and Technology, Inc. Project, Series A, 6.10%, 7/01/44	1,085	1,092,139
New Jersey EDA, Refunding RB, Newark Airport Marriott Hotel, 7.00%, 10/01/14	4,000	4,034,800
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (d)	3,575	4,726,507
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Barnabas Health, Series A, 5.63%, 7/01/37	2,650	2,727,009
St. Joseph’s Healthcare System, 6.63%, 7/01/38	4,090	4,127,792
New Jersey Transportation Trust Fund Authority, RB, CAB, Transportation System, Series C (AMBAC), 5.81%, 12/15/35 (b)	6,210	1,749,233
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.63%, 6/01/26	2,000	1,719,600

		22,560,010
New Mexico — 0.5%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 7/01/42	2,970	2,531,480
New York — 4.9%
Chautauqua County Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	3,695	3,749,538
City of New York New York IDA, RB, British Airways PLC Project, AMT, 7.63%, 12/01/32	4,130	4,149,411
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	2,090	2,209,360
County of Dutchess New York IDA, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29	1,400	1,416,520
County of Dutchess New York IDA, RB, St. Francis Hospital, Series B, 7.50%, 3/01/29	1,000	1,011,800
Metropolitan Transportation Authority, RB, Series C, 6.50%, 11/15/28	2,000	2,346,520
New York City IDA, RB:
American Airlines, Inc., JFK International Airport, AMT, 8.00%, 8/01/28 (h)	1,765	1,928,951
Special Needs Facilities Pooled Program, Series C-1, 6.50%, 7/01/24	610	585,021
Special Needs Facilities Pooled Program, Series C-1, 6.63%, 7/01/29	1,100	1,020,019
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,270	1,345,400

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	$1,835	$1,617,314
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/36	1,340	1,445,538

		22,825,392
North Carolina — 1.6%
North Carolina Medical Care Commission, Refunding RB, First Mortgage, Series A:
Deerfield Project, 6.13%, 11/01/38	4,565	4,694,281
Whitestone Project, 7.75%, 3/01/31	1,000	1,067,370
Retirement Facilities, Whitestone Project, 7.75%, 3/01/41	1,420	1,498,370

		7,260,021
North Dakota — 0.5%
City of Williston North Dakota, RB, 7.75%, 9/01/38	2,155	2,105,974
Ohio — 2.7%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed Bonds, Series A-2:
5.75%, 6/01/34	6,745	5,253,006
6.00%, 6/01/42	3,040	2,374,392
State of Ohio, RB, Ford Motor Co. Project, AMT, 5.75%, 4/01/35	4,880	4,925,238

		12,552,636
Oklahoma — 0.3%
Oklahoma Development Finance Authority, Refunding RB, Inverness Village Community, 6.00%, 1/01/32	1,305	1,269,726
Pennsylvania — 5.3%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/35	1,815	1,677,713
5.00%, 5/01/42	4,170	3,728,856
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran, 6.38%, 1/01/39	6,165	6,503,274
Lancaster County Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.25%, 7/01/26	1,160	1,173,862
Lehigh County General Purpose Authority, Refunding RB, Bible Fellowship Church Homes, 5.13%, 7/01/32	2,805	2,420,406
Pennsylvania Economic Development Financing Authority, RB, National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	1,250	1,227,175
Philadelphia IDA, RB, Commercial Development, AMT, 7.75%, 12/01/17	8,000	8,004,560

		24,735,846
Puerto Rico — 0.1%
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, First Sub-Series C, 7.85%, 8/01/38 (b)	4,445	661,060
Rhode Island — 0.7%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35	4,225	3,179,101
Texas — 14.4%
Bexar County Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 7/01/45	5,040	5,276,527
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33 (e)(f)	5,080	76,149
Municipal Bonds	Par (000)	Value
Texas (continued)
Central Texas Regional Mobility Authority, Refunding RB:
CAB, 5.79%, 1/01/28 (b)	$1,000	$445,780
CAB, 5.86%, 1/01/29 (b)	2,000	832,360
CAB, 5.95%, 1/01/30 (b)	1,170	453,200
CAB, 6.04%, 1/01/31 (b)	2,000	719,740
CAB, 6.11%, 1/01/32 (b)	3,500	1,172,325
CAB, 6.18%, 1/01/33 (b)	3,690	1,149,177
CAB, 6.23%, 1/01/34 (b)	4,000	1,160,760
Senior Lien, 5.75%, 1/01/25	675	716,965
Senior Lien, 6.25%, 1/01/46	2,210	2,259,637
Senior Lien, Series A, 5.00%, 1/01/33	105	101,845
Sub-Lien, 5.00%, 1/01/33	375	340,133
Sub-Lien, 5.00%, 1/01/42	330	284,978
City of Houston Texas, RB, Special Facilities Continental Airlines Inc., AMT:
Series A, 6.63%, 7/15/38	2,890	2,892,196
Series E, 6.75%, 7/01/21	4,550	4,549,408
City of Houston Texas Higher Education Finance Corp., RB, Cosmos Foundation, Inc., Series A, 6.88%, 5/15/41	595	661,110
Clifton Higher Education Finance Corp., ERB, Idea Public Schools:
5.50%, 8/15/31	955	966,976
5.75%, 8/15/41	720	728,935
Clifton Higher Education Finance Corp., Refunding RB, Uplift Education, Series A, 4.40%, 12/01/47	810	613,340
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	2,090	2,323,119
Harris County Cultural Education Facilities Finance Corp., RB, Series A, 6.00%, 10/01/43 (c)	1,540	1,506,413
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B (d):
7.13%, 12/01/18	1,500	1,941,975
7.25%, 12/01/18	1,110	1,443,899
Harris County-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC), 6.46%, 11/15/38 (b)	10,000	2,035,300
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/44	860	916,055
New Hope Cultural Education Facilities Corp., RB:
5.88%, 4/01/36	1,210	1,178,346
6.00%, 4/01/45	1,845	1,781,753
North Texas Education Finance Corp., ERB, Uplift Education, Series A:
5.13%, 12/01/42	745	689,430
5.25%, 12/01/47	1,600	1,492,208
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 6.04%, 9/01/37 (b)	2,110	510,915
North Texas Tollway Authority, Refunding RB, Second Tier System, Series F, 6.13%, 1/01/31	4,425	4,730,104
Red River Health Facilities Development Corp., First MRB Project:
Eden Home, Inc., 7.25%, 12/15/42	2,895	2,781,400
Wichita Falls Retirement Foundation, 5.13%, 1/01/41	900	755,784
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A:
CC Young Memorial Home, 8.00%, 2/15/38	1,745	1,860,519
Senior Living Center Project, 8.25%, 11/15/44	4,200	4,229,358

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	23

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	$4,455	$4,862,187
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	3,000	3,237,330
Travis County Health Facilities Development Corp., Refunding RB, 7.13%, 1/01/46	3,080	2,984,397

		66,662,033
Utah — 0.6%
Utah State Charter School Finance Authority, Refunding RB, 6.75%, 10/15/43	2,950	3,011,272
Vermont — 0.2%
Vermont EDA, Refunding, MRB, Wake Robin Corp. Project, 5.40%, 5/01/33	770	716,808
Virginia — 3.3%
County of Fairfax Virginia EDA, Refunding RB:
Goodwin House, Inc., 5.13%, 10/01/42	2,500	2,505,600
Vinson Hall LLC, Series A, 5.00%, 12/01/42	1,330	1,149,612
Vinson Hall LLC, Series A, 5.00%, 12/01/47	1,735	1,478,827
Mosaic District Community Development Authority, Special Assessment Bonds, Series A:
6.63%, 3/01/26	1,485	1,626,729
6.88%, 3/01/36	1,300	1,435,408
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings LLC Project, AMT, 6.00%, 1/01/37	6,805	7,045,965

		15,242,141
Washington — 0.6%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 9/01/42	1,495	1,391,008
King County Washington Public Hospital District No. 4, GO, Refunding, Snoqualmie Valley Hospital, 7.00%, 12/01/40	1,455	1,464,676

		2,855,684
Wisconsin — 0.3%
Wisconsin Health & Educational Facilities Authority, Refunding RB, St. Johns Communities, Inc., Series A:
7.25%, 9/15/29	425	453,717
7.63%, 9/15/39	855	917,373

		1,371,090
Total Municipal Bonds — 88.1%		408,013,262

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
Colorado — 2.5%
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth Health System, Series A, 5.00%, 1/01/40	11,475	11,522,506
Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
District of Columbia — 1.6%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (j)	$6,679	$7,472,074
Florida — 3.4%
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A, AMT (AGC), 5.25%, 10/01/33	15,000	15,701,250
Illinois — 3.1%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A (NPFGC), 5.00%, 1/01/33 (j)	6,510	6,524,127
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	7,180	7,690,498

		14,214,625
New York — 13.5%
Hudson Yards Infrastructure Corp., RB, Senior, Series A, 5.75%, 2/15/47 (j)	4,520	4,787,609
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Second General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/31 (j)	8,609	9,227,811
Fiscal 2013, Series CC, 5.00%, 6/15/47	14,180	14,724,654
Series EE, 5.50%, 6/15/43	7,605	8,159,404
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, Series 1, 5.25%, 12/15/43	18,105	18,894,197
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (j)	6,600	7,045,698

		62,839,373
Washington — 1.8%
City of Bellingham Washington, RB, Water & Sewer, 5.00%, 8/01/40	7,966	8,324,737
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 25.9%		120,074,565
Total Long-Term Investments (Cost — $531,784,907) — 114.0%		528,087,827

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (k)(l)	1,850,232	1,850,232
Total Short-Term Securities (Cost — $1,850,232) — 0.4%		1,850,232
Total Investments (Cost — $533,635,139) — 114.4%		529,938,059
Other Assets Less Liabilities — 1.0%		4,471,566
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.4)%		(71,156,429)

Net Assets — 100.0%		$463,253,196

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Branch Banking & Trust Corp.	$1,506,413	$10,256
J.P. Morgan Securities LLC	$3,155,522	$49,034

(d)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(f)	Non-income producing security.

(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(h)	Variable rate security. Rate shown is as of report date.

(i)	Represent bonds transferred to a TOB. In exchange the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(j)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from January 1, 2015 to November 15, 2019 is $21,570,046.

(k)	Investments in issuers considered to be an affiliate of the Fund during the six months ended October 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at October 31, 2013	Income
FFI Institutional Tax-Exempt Fund	9,209,652	(7,359,420)	1,850,232	$590

(l)	Represents the current yield as of report date.

•	Financial futures contracts as of October 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(142)	10-Year US Treasury Note	Chicago Board of Trade	December 2013	$18,085,031	$(11,249)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$528,087,827	—	$528,087,827
Short-Term Securities	$1,850,232	—	—	1,850,232

Total	$1,850,232	$528,087,827	—	$529,938,059

[1] See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	25

Schedule of Investments (concluded)	BlackRock MuniAssets Fund, Inc. (MUA)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Interest rate contracts	$(11,249)	—	—	$(11,249)
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$252,000	—	—	$252,000
Liabilities:
TOB trust certificates	—	$(71,143,448)	—	(71,143,448)

Total	$252,000	$(71,143,448)	—	$(70,891,448)

There were no transfers between levels during the six months ended October 31, 2013.

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments October 31, 2013 (Unaudited)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.7%
Birmingham Water Works Board, RB, Series B, 5.00%, 1/01/38	$1,000	$1,015,371
County of Jefferson Alabama, RB, Series A:
5.50%, 1/01/22	2,750	2,736,195
4.75%, 1/01/25	2,200	2,045,956

		5,797,522
Alaska — 1.2%
Alaska Housing Finance Corp., RB, General Housing, Series B (NPFGC), 5.25%, 12/01/30	400	426,236
Alaska Housing Finance Corp., Refunding RB, Series A, 4.13%, 12/01/37	1,065	1,001,377
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	990	1,041,817
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/28	1,200	1,397,568

		3,866,998
Arizona — 1.6%
Greater Arizona Development Authority, RB, Series B (NPFGC), 5.00%, 8/01/35	1,300	1,325,935
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	3,250	3,461,023
5.00%, 10/01/29	400	420,016

		5,206,974
California — 19.2%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC):
5.40%, 10/01/24	10,185	10,912,209
5.45%, 10/01/25	3,700	3,947,160
Anaheim Public Financing Authority California, RB, Senior, Public Improvements Project, Series A (AGM), 6.00%, 9/01/24	5,000	5,865,850
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC), 5.90%, 8/01/37 (a)	2,400	603,912
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	550	611,441
Sutter Health, Series A, 5.00%, 8/15/52	1,420	1,370,442
Sutter Health, Series B, 5.88%, 8/15/31	1,200	1,365,480
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/37	1,090	1,102,426
California State Public Works Board, LRB, Various Judicial Council Projects, Series A, 5.00%, 3/01/38	710	716,276
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	1,480	1,491,056
City of Redding California, COP, Refunding, Series A (AGM), 5.00%, 6/01/30	1,420	1,502,289
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	850	900,975
County of Orange California Sanitation District, COP, Series B (AGM):
5.00%, 2/01/30	1,500	1,595,670
5.00%, 2/01/31	900	955,755
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,300	1,371,487
Municipal Bonds	Par (000)	Value
California (concluded)
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43 (b)	$2,500	$1,190,275
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2007, Series B, 5.76%, 8/01/36 (a)	3,750	1,030,312
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 5.59%, 8/01/38 (a)	5,000	1,277,500
San Diego Community College District California, GO, CAB, Election of 2006 (a):
5.69%, 8/01/31	2,145	792,127
5.79%, 8/01/32	2,680	918,945
San Diego Unified School District California, GO, CAB, Election of 2008, Series C, 5.66%, 7/01/38 (a)	1,600	403,840
San Diego Unified School District California, GO, Refunding, CAB, Series R-1 (a):
4.92%, 7/01/30	5,000	2,224,100
5.08%, 7/01/31	1,280	527,616
San Joaquin County Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,175	2,497,465
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	700	737,618
5.00%, 8/01/38	600	623,382
San Mateo County Community College District, GO, CAB, Election of 2001, Series C (NPFGC), 4.51%, 9/01/30 (a)	12,740	6,013,407
State of California, GO, Refunding, Various Purpose:
5.00%, 2/01/38	2,500	2,569,550
5.00%, 10/01/41	1,000	1,022,260
State of California, GO, Various Purposes, 5.00%, 4/01/42	1,000	1,022,710
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 5.76%, 8/01/36 (a)	5,500	1,511,455
West Basin Municipal Water District California, COP, Refunding, Series B (AGC), 5.00%, 8/01/30	5,035	5,328,591

		64,003,581
Colorado — 0.6%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	2,000	2,123,820
District of Columbia — 1.7%
District of Columbia, RB, Series B-1 (NPFGC), 5.00%, 2/01/31	5,480	5,506,194
Florida — 10.6%
City of Jacksonville Florida Transportation, Refunding RB, Series A, 5.00%, 10/01/30	280	297,578
Collier County School Board, COP (AGM), 5.00%, 2/15/23	3,000	3,248,760
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/34	850	918,901
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/33	2,625	2,714,932
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	960	1,047,514
5.38%, 10/01/32	3,160	3,240,548
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 5.75%, 7/01/33	1,400	1,550,038
County of Miami-Dade Florida, RB, Seaport:
Series A, 6.00%, 10/01/38	2,025	2,216,545
Series B, AMT, 6.00%, 10/01/30	640	684,877

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	27

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Miami-Dade Florida, RB, Seaport (concluded):
Series B, AMT, 6.25%, 10/01/38	$415	$443,432
Series B, AMT, 6.00%, 10/01/42	660	689,033
County of Miami-Dade Florida, Refunding RB, Subordinate Special Obligation, Series B, 5.00%, 10/01/37	710	725,861
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A, AMT (AGC), 5.00%, 10/01/40	4,900	4,878,244
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/31	2,000	2,084,840
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, AMT, 5.63%, 7/01/39	275	281,600
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 6/01/27	2,000	2,175,520
5.38%, 10/01/29	1,050	1,153,803
Highlands County Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,450	1,635,354
Hillsborough County Aviation Authority Florida, RB, Series A, AMT (AGC), 5.38%, 10/01/33	4,050	4,303,368
South Florida Water Management District, COP (AGC), 5.00%, 10/01/22	1,000	1,114,000

		35,404,748
Georgia — 8.7%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series B (AGM), 5.25%, 1/01/33	17,355	17,741,496
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	1,150	1,203,866
Municipal Electric Authority of Georgia, Refunding RB, Series EE (AMBAC), 7.00%, 1/01/25	7,475	10,015,453

		28,960,815
Illinois — 22.4%
Chicago Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	595	610,333
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien:
Series A, 5.75%, 1/01/39	5,110	5,322,474
Series B-2, AMT (AGM), 5.75%, 1/01/14 (c)	5,670	5,721,597
Series B-2, AMT (Syncora), 6.00%, 1/01/29	2,500	2,516,025
City of Chicago Illinois Board of Education, GO, Refunding, Series A:
Chicago School Reform Board (NPFGC), 5.50%, 12/01/26	725	750,476
(AGM), 5.50%, 12/01/31	2,875	2,971,744
City of Chicago Illinois Board of Education, GO, 5.50%, 12/01/39	2,375	2,342,510
City of Chicago Illinois Park District, GO, Harbor Facilities, Series C, 5.25%, 1/01/40	550	558,486
County of Cook Illinois Forest Preserve District, GO, Series C, 5.00%, 12/15/37	330	340,478
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	285	293,228
Illinois Finance Authority, RB, Carle Foundation, Series A:
5.75%, 8/15/34	650	693,160
6.00%, 8/15/41	1,000	1,081,180
Illinois HDA, RB, Liberty Arms Senior Apartments, Series D, AMT (AMBAC), 4.88%, 7/01/47	2,170	2,046,831
Municipal Bonds	Par (000)	Value
Illinois (concluded)
Illinois Municipal Electric Agency, RB, Series A (NPFGC), 5.25%, 2/01/35	$1,000	$1,032,410
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	17,620	18,596,853
Kane, McHenry, Cook & De Kalb Counties Unified School District No. 300, GO, Refunding, 5.25%, 1/01/33 (d)	9,145	9,351,311
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Explosion Project, Series A (NPFGC) (a):
5.11%, 12/15/26	5,000	2,579,950
5.94%, 12/15/33	9,950	3,064,003
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, Series B:
4.25%, 6/15/42	4,000	3,549,560
CAB (AGM), 6.05%, 6/15/44 (a)	3,450	556,106
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	675	723,735
Regional Transportation Authority, RB, Series A (AMBAC), 7.20%, 11/01/20	7,290	8,546,869
State of Illinois, GO, Various Purposes:
5.50%, 7/01/33	820	837,195
5.50%, 7/01/38	445	446,620

		74,533,134
Indiana — 1.6%
Indiana Finance Authority, RB, Series A:
Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/40	890	810,719
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	515	459,596
Wastewater Utility (CWA Authority Project), First Lien, 5.25%, 10/01/38	1,100	1,138,830
Indiana Municipal Power Agency, RB, Series B, 5.75%, 1/01/34	400	403,704
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project ,Series A (AGC):
5.25%, 1/01/29	600	638,118
5.50%, 1/01/38	1,825	1,924,517

		5,375,484
Iowa — 4.0%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	5,725	6,103,193
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	3,320	3,422,024
5.70%, 12/01/27	1,510	1,547,221
5.80%, 12/01/29	1,020	1,041,757
5.85%, 12/01/30	1,060	1,081,815

		13,196,010
Louisiana — 1.2%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, East Baton Rouge Sewerage Commission Projects, Sub-Lien, Series A:
5.00%, 2/01/43	1,420	1,435,620
4.00%, 2/01/48	1,420	1,201,320
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,250	1,382,200

		4,019,140

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Massachusetts — 4.0%
Massachusetts HFA, Refunding HRB, Series C, AMT, 5.35%, 12/01/42	$1,150	$1,149,379
Massachusetts School Building Authority, RB, Series A:
Dedicated Sales Tax Revenue, Senior, 5.00%, 5/15/43	1,280	1,346,406
(AGM), 5.00%, 8/15/15 (c)	7,370	7,987,164
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	2,700	2,917,296

		13,400,245
Michigan — 3.0%
City of Detroit Michigan, RB, Water Supply System, Second Lien, Series B (AGM):
6.25%, 7/01/36	400	405,584
7.00%, 7/01/36	200	209,670
City of Detroit Michigan, Refunding RB, Sewage Disposal System:
Second Lien, Series E (BHAC), 5.75%, 7/01/31	2,500	2,559,250
Series B (AGM), 7.50%, 7/01/33	500	536,760
City of Lansing Michigan, RB, Board of Water & Light, Series A, 5.50%, 7/01/41	1,700	1,822,757
Michigan State Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	145	151,089
Series I-A, 5.38%, 10/15/41	700	714,049
Series II-A (AGM), 5.25%, 10/15/36	900	929,502
Michigan State HDA, RB, Series C, AMT, 5.50%, 12/01/28	965	994,461
Michigan Strategic Fund, Refunding RB, Detriot Edison Co. Project, Series A, AMT, 5.50%, 6/01/30	1,300	1,300,156
Western Michigan University, Refunding RB, 5.00%, 11/15/39	380	383,876

		10,007,154
Minnesota — 0.9%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	2,500	2,865,575
Nebraska — 1.8%
Central Plains Energy Project, RB, Gas Project No. 3:
5.00%, 9/01/32	5,000	5,125,350
5.25%, 9/01/37	750	771,308

		5,896,658
Nevada — 2.4%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	850	929,424
County of Clark Nevada, ARB:
Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	3,800	3,929,010
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	3,200	3,204,992
County of Clark Nevada, RB, Southwest Gas Corp. Project, Series A, AMT (NPFGC), 4.75%, 9/01/36	75	71,380

		8,134,806
New Jersey — 7.4%
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.50%, 6/15/14 (c)	600	619,920
Cigarette Tax (Radian), 5.75%, 6/15/14 (c)	305	315,599
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey EDA, RB (concluded):
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/31	$3,125	$3,190,594
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	7,800	7,955,298
School Facilities Construction (AGC), 6.00%, 12/15/18 (c)	655	812,927
School Facilities Construction (AGC), 6.00%, 12/15/34	1,345	1,514,268
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/26	600	626,952
5.75%, 12/01/27	3,870	4,148,988
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	1,230	1,119,497
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	1,460	1,554,068
Transportation System, Series A, 5.50%, 6/15/41	2,000	2,105,320
Rutgers The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	475	499,196

		24,462,627
New York — 5.2%
Erie County Industrial Development Agency, RB, City School District of Buffalo, Series A (AGM), 5.75%, 5/01/28	1,500	1,661,370
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	700	741,510
Metropolitan Transportation Authority, RB, Series C, 6.50%, 11/15/28	4,000	4,693,040
New York City Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012, Series BB, 5.25%, 6/15/44	1,425	1,503,917
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4, 5.50%, 1/15/34	2,750	3,054,837
New York City Transitional Finance Authority Building Aid, BARB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	1,600	1,771,696
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,200	1,344,852
New York State HFA, RB, Affordable Housing, Series B, 5.30%, 11/01/37	2,500	2,533,200

		17,304,422
North Carolina — 0.2%
North Carolina Medical Care Commission, RB, Health Care Facilities, Novant Health Obligated Group, Series A, 4.75%, 11/01/43	750	721,020
Ohio — 1.1%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	530	600,447
Ohio Higher Educational Facility Commission, Refunding RB, Kenyon College Project, 5.00%, 7/01/37	360	367,168
State of Ohio Turnpike Commission, RB, CAB, Junior Lien, Infrastructure Projects, Series A-2, 5.85%, 2/15/37 (a)	10,000	2,611,000

		3,578,615
Pennsylvania — 1.8%
Commonwealth Financing Authority, RB, Series B, 5.00%, 6/01/42	2,000	2,017,980

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	29

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Pennsylvania Turnpike Commission, RB:
Series C, 5.50%, 12/01/33	$555	$605,211
Sub-Series A, 5.00%, 12/01/43	2,270	2,313,062
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	575	646,811
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	400	429,364

		6,012,428
South Carolina — 2.0%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	115	127,440
South Carolina State Public Service Authority, Refunding RB, Santee Cooper:
Series A, 5.50%, 12/01/33	1,000	1,082,880
Series B, 5.00%, 12/01/38	2,080	2,131,251
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	3,000	3,165,210

		6,506,781
Tennessee — 2.4%
Memphis Center City Revenue Finance Corp., RB, Pyramid & Pinch District, Series B (AGM), 5.25%, 11/01/30	2,205	2,367,134
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Vanerbilt University, Series B, 5.50%, 10/01/29	5,000	5,606,700

		7,973,834
Texas — 15.9%
City of Houston Texas Utility System, Refunding RB, Combined First Lien, Series A (AGC):
6.00%, 11/15/35	2,100	2,387,301
5.38%, 11/15/38	1,350	1,440,693
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	575	602,284
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT:
5.00%, 11/01/38	1,975	1,893,432
5.00%, 11/01/42	1,500	1,416,780
Dallas-Fort Worth International Airport, RB:
Series A (NPFGC), 5.50%, 11/01/33	13,000	13,000,000
Series H, 5.00%, 11/01/32	3,000	3,015,720
Dallas-Fort Worth International Airport, Refunding RB, Series F, 5.25%, 11/01/33	975	1,024,550
Mansfield Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/15/33	1,725	1,852,943
Midland County Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 5.01%, 9/15/36 (a)	2,130	686,158
North Texas Tollway Authority, Refunding RB, First Tier:
System, Series K-2 (AGC), 6.00%, 1/01/38	4,015	4,421,639
Series A, 6.00%, 1/01/28	2,795	3,159,133
Series A (NPFGC), 5.75%, 1/01/40	1,600	1,729,744
Series K-1 (AGC), 5.75%, 1/01/38	3,800	4,157,390
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, CAB (a):
4.93%, 9/15/35	6,765	2,329,460
4.99%, 9/15/36	11,525	3,735,137
5.04%, 9/15/37	8,245	2,512,334
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.25%, 12/01/39	750	774,878
Municipal Bonds	Par (000)	Value
Texas (concluded)
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/31	$1,190	$1,158,132
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, First Tier, Series A, 5.00%, 8/15/41	1,500	1,488,750

		52,786,458
Washington — 0.9%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/36	1,600	1,680,912
Washington Health Care Facilities Authority, RB, Providence Health & Services, Series A:
5.00%, 10/01/39	525	531,006
5.25%, 10/01/39	625	642,431
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series A, 5.00%, 10/01/42	200	198,780

		3,053,129
Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Care Group, 5.00%, 11/15/33	1,375	1,436,848
Total Municipal Bonds — 123.9%		412,135,020

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Arizona — 0.9%
Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/34	1,200	1,276,764
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	1,500	1,571,160

		2,847,924
California — 2.7%
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/37	1,999	2,055,806
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	2,500	2,637,475
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	404	450,352
San Diego County Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	2,810	2,987,339
University of California, RB, Series O, 5.75%, 5/15/34	840	948,475

		9,079,447
Colorado — 2.4%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A:
5.50%, 7/01/34 (f)	900	985,441
5.00%, 2/01/41	7,001	6,827,984

		7,813,425
District of Columbia — 1.7%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (f)	1,005	1,126,712
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (f)	1,780	1,991,062

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
District of Columbia (concluded)
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	$2,530	$2,640,865

		5,758,639
Florida — 11.6%
City of Tallahassee Florida, RB, Energy System (NPFGC):
5.00%, 10/01/32 (f)	4,000	4,159,360
5.00%, 10/01/37	7,500	7,647,225
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	4,480	4,548,992
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/39	4,621	4,745,416
County of Orange Florida School Board, COP, Series A: (AGC), 5.50%, 8/01/34	3,544	3,797,312
(NPFCG), 5.00%, 8/01/31	2,000	2,081,360
Miami-Dade County School Board, COP, Refunding, Series B (AGC), 5.00%, 5/01/33	10,000	10,238,700
State of Florida, GO, Board of Education, Refunding, Series D, 5.00%, 6/01/37 (f)	1,349	1,422,569

		38,640,934
Illinois — 4.3%
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	2,000	1,921,260
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.00%, 1/01/41	3,430	3,503,573
Illinois State Toll Highway Authority, RB:
Senior Priority, Series B, 5.50%, 1/01/33	1,880	2,033,270
Series A, 5.00%, 1/01/38	2,138	2,142,966
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	270	270,923
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (f)	4,399	4,551,862

		14,423,854
Louisiana — 1.7%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/36	5,400	5,654,232
Massachusetts — 0.6%
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Series A (AGM):
5.00%, 8/15/15 (c)	232	243,424
5.00%, 8/15/30	1,568	1,645,535

		1,888,959
Michigan — 2.3%
Michigan Finance Authority, RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	7,550	7,516,931
Nevada — 3.4%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39 (f)	3,778	4,077,509
County of Clark Nevada Water Reclamation District, GO, Series B:
Limited Tax, 5.75%, 7/01/34	1,829	2,079,024
5.50%, 7/01/29	4,499	5,157,649

		11,314,182
New Jersey — 0.6%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	1,840	1,934,596
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York — 3.4%
New York City Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	$1,260	$1,401,093
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Second General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	5,680	5,898,169
Port Authority of New York & New Jersey, Refunding RB, Construction, 143rd Series, AMT, 5.00%, 10/01/30	2,500	2,566,250
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (f)	1,300	1,409,434

		11,274,946
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	580	617,149
South Carolina — 2.7%
Charleston Educational Excellence Finance Corp., RB, Charleston County School (AGC) (c):
5.25%, 12/01/28	3,120	3,435,089
5.25%, 12/01/29	2,765	3,044,237
5.25%, 12/01/30	1,010	1,112,000
South Carolina State Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (f)	1,275	1,380,672

		8,971,998
Texas — 1.2%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	2,200	2,346,564
North East Texas ISD, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37 (f)	1,600	1,715,888

		4,062,452
Utah — 1.6%
Utah Transit Authority, RB, Series A, 5.00%, 6/15/36	5,000	5,315,550
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	350	371,835
Washington — 1.3%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	4,004	4,216,098
Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc.:
Series A, 5.00%, 4/01/42	1,980	1,965,071
Series C, 5.25%, 4/01/39 (f)	1,430	1,467,384

		3,432,455
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.7%		145,135,606
Total Long-Term Investments (Cost — $535,496,923) — 167.6%		557,270,626

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	31

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (g)(h)	2,076,220	$2,076,220
Total Short-Term Securities (Cost — $2,076,220) — 0.6%		2,076,220
Total Investments (Cost — $537,573,143) — 168.2%		559,346,846
Liabilities in Excess of Other Assets — (1.7)%		(5,590,563)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.7%)		(78,652,267)
VRDP Shares, at Liquidation Value — (42.8%)		(142,500,000)

Net Assets Applicable to Common Shares — 100.0%		$332,604,016

Notes to Schedule of Investments

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
William Blair & Co.	$9,351,311	$114,312

(e)	Represent bonds transferred to a TOB. In exchange the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from February 1, 2016 to December 1, 2029 is $13,491,769.

(g)	Investments in issuers considered to be an affiliate of the Fund during the six months ended October 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at October 31, 2013	Income
FFI Institutional Tax-Exempt Fund	545,905	1,530,315	2,076,220	$449

(h)	Represents the current yield as of report date.

•	Financial futures contracts as of October 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(60)	10-Year US Treasury Notes	Chicago Board of Trade	December 2013	$7,641,563	$(20,690)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (concluded)	BlackRock MuniEnhanced Fund, Inc. (MEN)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$557,270,626	—	$557,270,626
Short-Term Securities	$2,076,220	—	—	2,076,220

Total	$2,076,220	$557,270,626	—	$559,346,846

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(20,690)	—	—	$(20,690)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$124,580	—	—	$124,580
Cash pledged for financial futures contracts	107,000	—	—	107,000
Liabilities:
TOB trust certificates	—	$(78,630,712)	—	(78,630,712)
VRDP Shares	—	(142,500,000)	—	(142,500,000)

Total	$231,580	$(221,130,712)	—	$(220,899,132)

There were no transfers between levels during the six months ended October 31, 2013.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	33

Schedule of Investments October 31, 2013 (Unaudited)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.0%
County of Jefferson Alabama, Limited Obligation School, RB, Series A, 5.00%, 1/01/24	$4,550	$4,526,067
Alaska — 0.5%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	1,660	1,141,964
Arizona — 3.7%
County of Maricopa Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	1,900	1,590,262
Phoenix Arizona IDA, Refunding RB, America West Airlines, Inc. Project, AMT, 6.30%, 4/01/23	2,215	2,180,956
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	2,000	2,019,580
5.00%, 12/01/37	2,360	2,369,770
Show Low Improvement District, Special Assessment Bonds, District No. 5, 6.38%, 1/01/15	85	85,367

		8,245,935
California — 14.5%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,530	1,700,916
Sutter Health, Series B, 6.00%, 8/15/42	2,200	2,537,348
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	875	901,320
California Pollution Control Financing Authority, RB:
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37 (a)	710	626,518
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (a)	1,790	1,501,058
San Diego County Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	865	768,172
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	820	944,115
California Statewide Communities Development Authority, RB, John Muir Health, Series A, 5.13%, 7/01/39	1,510	1,558,169
California Statewide Communities Development Authority, Refunding RB, Episcopal Communities & Services:
5.00%, 5/15/42	325	292,263
5.00%, 5/15/47	250	220,465
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	4,115	4,195,325
5.25%, 5/15/39	555	592,374
Montebello Unified School District, GO, CAB (NPFGC) (b):
3.89%, 8/01/22	2,405	1,716,785
4.26%, 8/01/23	2,455	1,627,272
San Diego Community College District, GO, Election of 2006, 5.00%, 8/01/43	750	792,015
San Diego Unified School District, GO, CAB, Series A, Election of 2008, 4.64%, 7/01/29 (b)	3,475	1,693,785
State of California, GO, Various Purpose, 6.50%, 4/01/33	8,370	9,967,163
Municipal Bonds	Par (000)	Value
California (concluded)
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement Revenue, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	$745	$695,808

		32,330,871
Colorado — 3.1%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 7/01/40	1,455	1,377,158
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	1,230	1,144,564
Colorado State Board of Governors, Refunding RB, State University System Enterprise, Series A, 5.00%, 3/01/43	820	864,288
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	710	753,956
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project, 6.00%, 1/15/34	1,425	1,480,546
University of Colorado, RB, Series A, 5.38%, 6/01/38	1,250	1,385,800

		7,006,312
Connecticut — 1.6%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	955	979,983
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, 5.00%, 7/01/35	2,515	2,638,260

		3,618,243
Delaware — 1.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	790	812,460
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	2,430	2,304,126

		3,116,586
District of Columbia — 3.2%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	1,520	1,522,295
Metropolitan Washington Airports Authority, Refunding RB:
CAB, Second Senior Lien, Series B (AGC), 6.00%, 10/01/35 (b)	13,485	3,691,114
First Senior Lien, Series A, 5.00%, 10/01/39	505	505,747
First Senior Lien, Series A, 5.25%, 10/01/44	1,470	1,488,552

		7,207,708
Florida — 8.9%
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/39	2,375	2,494,557
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/34	750	810,795
County of Hillsborough Florida IDA, RB, National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	1,900	1,900,855
County of Miami-Dade Florida, RB, CAB, Series A (NPFGC), 5.71%, 10/01/37 (b)	2,340	608,751
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	2,620	2,707,665
County of Tampa-Hillsborough Florida Expressway Authority, Refunding RB:
Series A, 5.00%, 7/01/37	1,410	1,439,737
Series B, 5.00%, 7/01/42	1,755	1,774,568

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	$2,095	$2,303,641
Midtown Miami Community Development District, Special Assessment Bonds, Series B, 6.50%, 5/01/37	2,300	2,308,280
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	640	399,706
Preserve at Wilderness Lake Community Development District, Special Assessment Bonds, Series A, 5.90%, 5/01/14 (c)	1,390	1,441,472
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	1,740	1,581,817

		19,771,844
Georgia — 1.4%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	585	598,034
Metropolitan Atlanta Rapid Transit Authority, RB, Sale Tax, Third Indenture, Series A, 5.00%, 7/01/39	2,410	2,491,385

		3,089,419
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	945	1,016,338
Illinois — 11.0%
Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	730	741,979
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien:
Series A, 5.75%, 1/01/39	2,000	2,083,160
Series C, 6.50%, 1/01/41	4,055	4,560,010
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	3,160	2,968,662
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	570	594,949
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	900	921,159
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	560	587,821
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	675	678,537
Ascension Health, Series A, 5.00%, 11/15/42	1,230	1,228,106
Central Dupage Health, Series B, 5.50%, 11/01/39	1,115	1,177,183
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	1,610	1,613,413
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 6.11%, 6/15/47 (b)	13,220	1,747,420
Series B (AGM), 5.00%, 6/15/50	2,190	2,151,763
Series B-2, 5.00%, 6/15/50	1,740	1,672,192
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	315	346,377
6.00%, 6/01/28	800	857,760
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	440	455,325

		24,385,816
Indiana — 4.3%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A:
4.00%, 8/01/35	790	738,650
4.00%, 2/01/38	1,265	1,149,531
Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indiana Finance Authority, RB, Series A:
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	$310	$276,650
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	1,030	907,420
Sisters of St. Francis Health, 5.25%, 11/01/39	585	597,057
Wastewater Utility (CWA Authority Project), First Lien, 5.25%, 10/01/38	2,275	2,355,307
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	1,300	1,377,103
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	775	860,777
Indianapolis Local Public Improvement Bond Bank, RB, Series A:
5.00%, 1/15/36	275	287,149
5.00%, 1/15/40	880	909,454

		9,459,098
Iowa — 1.7%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	665	644,638
5.50%, 12/01/22	1,630	1,558,101
5.25%, 12/01/25	320	292,106
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	1,240	1,285,557

		3,780,402
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.75%, 11/15/38	1,520	1,638,606
Kentucky — 0.3%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45 (d)	705	701,729
Louisiana — 4.2%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/39	570	603,955
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, 6.75%, 11/01/32	3,500	3,728,725
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	430	435,839
State of Louisiana Gasoline & Fuels Tax Revenue, RB, Second Lien, Series B, 5.00%, 5/01/45	1,270	1,311,948
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	700	713,440
5.25%, 5/15/31	600	596,586
5.25%, 5/15/32	765	756,945
5.25%, 5/15/33	830	818,015
5.25%, 5/15/35	350	343,353

		9,308,806
Maine — 0.4%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	210	214,135
Maine Turnpike Authority, RB, Series A, 5.00%, 7/01/42	615	641,765

		855,900

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	35

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland — 2.5%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	$300	$303,798
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	820	853,243
Maryland Health & Higher Educational Facilities Authority, RB, Ascension Health Alliance, Series B, 5.00%, 11/15/51	2,910	2,911,833
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	1,520	1,596,730

		5,665,604
Massachusetts — 3.0%
Massachusetts Development Finance Agency, RB, Wellesley College, Series J, 5.00%, 7/01/42	1,260	1,325,974
Massachusetts Development Finance Agency, Refunding RB, Boston University, Series P, 5.45%, 5/15/59	1,165	1,217,134
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	255	259,131
Massachusetts HFA, RB, M/F Housing, Series A, AMT, 5.25%, 12/01/48	2,900	2,849,772
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	980	1,030,842

		6,682,853
Michigan — 3.4%
City of Detroit Michigan Sewage Disposal System, Refunding RB:
Second Lien, Series B (AGM), 7.50%, 7/01/33	635	681,685
Senior Lien, Series A, 5.00%, 7/01/32	1,090	987,813
Senior Lien, Series A, 5.25%, 7/01/39	3,085	2,836,534
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	955	974,931
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	2,105	2,152,257

		7,633,220
Minnesota — 1.1%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/32	2,135	2,463,214
Mississippi — 0.3%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	675	711,335
Missouri — 0.1%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	175	180,973
Nebraska — 0.3%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	575	591,336
New Hampshire — 1.5%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	3,035	3,275,888
New Jersey — 5.6%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
5.13%, 9/15/23	1,410	1,344,223
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT (concluded):
5.25%, 9/15/29	$1,365	$1,254,490
New Jersey EDA, Refunding, Special Assessment Kapkowski Road Landfill Project, 5.75%, 4/01/31	1,550	1,524,812
New Jersey State Turnpike Authority, RB, Series A:
5.00%, 1/01/38	895	928,724
5.00%, 1/01/43	1,925	1,969,737
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	1,575	1,657,939
Series B, 5.25%, 6/15/36	1,705	1,792,262
Rutgers The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/38	350	371,466
5.00%, 5/01/43	365	383,593
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	1,215	1,123,924

		12,351,170
New York — 7.7%
County of Dutchess New York IDA, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29	790	799,322
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	1,450	1,568,146
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/34	1,740	1,816,369
New York City IDA, RB, British Airways PLC Project, AMT, 7.63%, 12/01/32	1,500	1,507,050
New York City Transitional Finance Authority, Future Tax Secured Bonds, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	1,560	1,635,067
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	850	900,464
New York State Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 6/15/31	1,235	1,338,382
New York State Thruway Authority, Refunding RB, General, Series I, 5.00%, 1/01/42	1,235	1,264,010
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	900	970,884
6.00%, 12/01/42	875	938,464
Sales Tax Asset Receivable Corp., Refunding RB, Series A (AMBAC), 5.25%, 10/15/27	4,240	4,416,002

		17,154,160
North Carolina — 0.6%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	970	984,104
North Carolina Medical Care Commission, Refunding RB, Retirement Facilities, First Mortgage, Whitestone Project, Series A, 7.75%, 3/01/41	415	437,904

		1,422,008
Oklahoma — 0.4%
Oklahoma County Finance Authority, Refunding RB, Epworth Villa Project, Series A, 5.13%, 4/01/42	975	879,830
Oregon — 0.1%
City of Tigard Oregon, Refunding RB, Water System, 5.00%, 8/01/37	175	183,584

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 3.7%
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	$2,520	$2,743,221
National Gypsum Co., AMT, Series B, 6.13%, 11/01/27	2,500	2,425,825
Philadelphia Authority for Industrial Development, RB:
Arbor House, Inc. Project, Retirement Facilities, Series E, 6.10%, 7/01/33	1,105	1,105,409
Commercial Development, AMT, 7.75%, 12/01/17	725	725,413
Saligman House Project, Section 8 Retirement Facilities, Series C (HUD), 6.10%, 7/01/33	1,245	1,245,461

		8,245,329
Puerto Rico — 0.2%
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, First Sub-Series C, 7.85%, 8/01/38 (b)	2,975	442,442
South Carolina — 1.1%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	2,285	2,373,292
Tennessee — 1.4%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45 (d)	980	975,453
County of Hardeman Tennessee Correctional Facilities Corp., RB, 7.75%, 8/01/17	1,940	1,910,395
County of Rutherford Tennessee Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/47	150	152,379

		3,038,227
Texas — 11.5%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	1,480	1,513,241
Senior Lien, Series A, 5.00%, 1/01/33	70	67,897
Sub-Lien, 5.00%, 1/01/33	250	226,755
Sub-Lien, 5.00%, 1/01/42	220	189,985
City of Austin Texas Electric Utility Revenue, Refunding RB, Series A, 5.00%, 11/15/37	1,500	1,561,950
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	1,050	1,108,317
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	1,070	1,174,635
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	1,730	1,805,393
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Scott & White Healthcare, Series A, 5.00%, 8/15/43	250	250,365
Dallas-Fort Worth International Airport, Refunding ARB, Joint Improvement, Series E, AMT, 5.00%, 11/01/35	1,255	1,228,771
Fort Bend County Industrial Development Corp., RB, NRG Energy Project, Series B, 4.75%, 11/01/42	295	255,095
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (c)	1,910	2,484,547
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/44	450	479,331
Municipal Bonds	Par (000)	Value
Texas (concluded)
Matagorda County Navigation District No. 1, Refunding RB, AEP Texas Central Co. Project, Series 1, 4.00%, 6/01/30	$750	$672,368
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 6.04%, 9/01/37 (b)	1,400	338,996
North Texas Tollway Authority, Refunding RB, Second Tier System, Series F, 6.13%, 1/01/31	4,190	4,478,900
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply:
5.50%, 8/01/24	1,100	1,232,759
5.50%, 8/01/25	1,120	1,242,898
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/29	1,320	1,299,830
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	2,000	2,182,800
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,700	1,834,487

		25,629,320
Utah — 0.2%
University of Utah, RB, General, Series A, 5.00%, 8/01/43	435	455,484
Vermont — 0.2%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.00%, 6/15/17	460	465,299
Virginia — 2.8%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/42	1,000	1,002,240
County of Hanover Virginia EDA, Refunding RB, Covenant Woods Series A:
5.00%, 7/01/42	625	507,906
Residential Care Facility, 5.00%, 7/01/47	970	774,943
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	550	544,247
6.00%, 1/01/37	3,180	3,292,604

		6,121,940
Washington — 0.8%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45 (d)	1,625	1,700,237
Wisconsin — 4.3%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	4,980	5,564,602
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Care Group, 5.00%, 11/15/33	1,710	1,786,916
WPPI Energy Wisconsin, Refunding RB, Power Supply System, Series A:
5.00%, 7/01/29	260	279,365
5.00%, 7/01/30	330	351,318
5.00%, 7/01/31	720	762,401
5.00%, 7/01/37	870	892,759

		9,637,361
Wyoming — 0.1%
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 1/01/42	210	211,220
Total Municipal Bonds — 116.3%		258,716,970

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	37

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
California — 7.9%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	$2,270	$2,440,359
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (f)	1,845	1,975,866
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	6,600	6,895,416
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,620	1,709,084
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	748	833,986
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	3,494	3,756,077

		17,610,788
Colorado — 2.6%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	2,580	2,593,365
Series C-7, 5.00%, 9/01/36	1,650	1,660,560
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (f)	1,490	1,631,452

		5,885,377
Connecticut — 3.0%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	3,179	3,316,893
Series X-3, 4.85%, 7/01/37	3,262	3,415,426

		6,732,319
Florida — 1.8%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	3,939	4,086,060
Georgia — 1.1%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	2,259	2,351,068
Massachusetts — 3.1%
Massachusetts School Building Authority, RB, Dedicated Sales Tax:
Series A (AGM), 5.00%, 8/15/15 (c)	644	675,500
Series A (AGM), 5.00%, 8/15/30	4,350	4,566,361
Senior Series B, 5.00%, 10/15/41	1,575	1,645,731

		6,887,592
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (f)	1,409	1,532,778
New York — 6.7%
Hudson Yards Infrastructure Corp., RB, Senior, Series A, 5.75%, 2/15/47 (f)	1,110	1,175,718
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Second General Resolution, Series FF-2, 5.50%, 6/15/40	1,110	1,188,247
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	7,440	7,764,310
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (concluded)
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (f)	$4,460	$4,761,184

		14,889,459
North Carolina — 0.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, Wake Forest University, 5.00%, 1/01/38	1,080	1,127,336
Ohio — 4.7%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	9,644	10,533,491
Tennessee — 1.1%
County of Shelby Tennessee Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	2,250	2,386,102
Texas — 4.3%
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (f)	4,624	4,966,716
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	2,350	2,431,404
University of Texas System, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	2,040	2,160,757

		9,558,877
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	2,519	2,553,298
Virginia — 2.8%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	3,749	4,019,717
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,094	2,118,741

		6,138,458
Washington — 0.9%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	1,860	1,958,038
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/39 (f)	3,959	4,063,526
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 44.2%		98,294,567
Total Long-Term Investments (Cost — $347,233,696) — 160.5%		357,011,537

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (g)(h)	9,986,495	9,986,495
Total Short-Term Securities (Cost — $9,986,495) — 4.5%		9,986,495
Total Investments (Cost — $357,220,191) — 165.0%		366,998,032
Liabilities in Excess of Other Assets — (1.5)%		(3,329,738)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.9)%		(57,592,649)
VMTP Shares, at Liquidation Value — (37.6)%		(83,700,000)

Net Assets Applicable to Common Shares — 100.0%		$222,375,645

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Morgan Stanley & Co. LLC	$3,377,419	$67,732

(e)	Represent bonds transferred to a TOB. In exchange the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to February 15, 2031 is $11,666,416.

(g)	Investments in issuers considered to be an affiliate of the Fund during the six months ended October 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at October 31, 2013	Income
FFI Institutional Tax-Exempt Fund	1,244,129	8,742,366	9,986,495	$622

(h)	Represents the current yield as of report date.

•	Financial futures contracts as of October 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(68)	10-Year US Treasury Note	Chicago Board of Trade	December 2013	$8,660,438	$(5,387)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$357,011,537	—	$357,011,537
Short-Term Securities	$9,986,495	—	—	9,986,495

Total	$9,986,495	$357,011,537	—	$366,998,032

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(5,387)	—	—	$(5,387)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	39

Schedule of Investments (concluded)	BlackRock MuniHoldings Fund, Inc. (MHD)

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$121,000	—	—	$121,000
Liabilities:
TOB trust certificates	—	$(57,579,446)	—	(57,579,446)
VMTP Shares	—	(83,700,000)	—	(83,700,000)

Total	$121,000	$(141,279,446)	—	$(141,158,446)

There were no transfers between levels during the six months ended October 31, 2013.

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments October 31, 2013 (Unaudited)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.1%
County of Jefferson Alabama, Limited Obligation School, RB, Series A, 5.00%, 1/01/24	$3,450	$3,431,853
Alaska — 0.7%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	1,660	1,141,964
Arizona — 1.3%
Phoenix IDA Arizona, Refunding RB, America West Airlines, Inc. Project, AMT, 6.30%, 4/01/23	2,060	2,028,338
Show Low Improvement District, Special Assessment Bonds, District No. 5, 6.38%, 1/01/15	210	210,907

		2,239,245
California — 18.6%
Benicia Unified School District, GO, CAB, Series A (NPFGC), 2.85%, 8/01/20 (a)	2,000	1,652,140
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,110	1,233,998
Sutter Health, Series B, 6.00%, 8/15/42	1,585	1,828,044
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	635	654,101
California Pollution Control Financing Authority, RB:
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37 (b)	515	454,446
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (b)	1,295	1,085,961
San Diego County Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	620	550,597
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	600	690,816
California Statewide Communities Development Authority, RB, John Muir Health, Series A, 5.13%, 7/01/39	1,090	1,124,771
California Statewide Communities Development Authority, Refunding RB, Episcopal Communities & Services:
5.00%, 5/15/42	250	224,818
5.00%, 5/15/47	185	163,144
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
5.25%, 5/15/39	400	426,936
Senior, 5.00%, 5/15/40	2,975	3,033,072
San Diego Community College District, GO, Election of 2006, 5.00%, 8/01/43	545	575,531
San Diego Unified School District, GO, CAB, Series A, Election of 2008, 4.64%, 7/01/29 (a)	2,525	1,230,736
San Marino Unified School District, GO, Series A (NPFGC) (a):
1.59%, 7/01/17	1,820	1,717,370
1.93%, 7/01/18	1,945	1,778,313
2.11%, 7/01/19	2,070	1,837,415
State of California, GO, Various Purpose:
6.00%, 3/01/33	1,265	1,479,177
6.50%, 4/01/33	7,325	8,722,756
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement Revenue, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	535	499,674

		30,963,816
Municipal Bonds	Par (000)	Value
Colorado — 1.9%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 7/01/40	$1,055	$998,557
Colorado State Board of Governors, Refunding RB, State University System Enterprise, Series A, 5.00%, 3/01/43	595	627,136
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	510	541,574
University of Colorado, RB, Series A, 5.38%, 6/01/38	920	1,019,949

		3,187,216
Connecticut — 1.6%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	685	702,919
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, 5.00%, 7/01/35	1,875	1,966,894

		2,669,813
Delaware — 1.5%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	570	586,205
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	2,050	1,943,810

		2,530,015
District of Columbia — 2.6%
Metropolitan Washington Airports Authority, Refunding RB:
CAB, Second Senior Lien, Series B (AGC), 5.89%, 10/01/34 (a)	10,170	3,019,982
First Senior Lien, Series A, 5.00%, 10/01/39	255	255,377
First Senior Lien, Series A, 5.25%, 10/01/44	1,000	1,012,620

		4,287,979
Florida — 7.4%
Ballantrae Community Development District, Special Assessment Bonds, 6.00%, 5/01/35	1,465	1,415,293
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/39	1,725	1,811,836
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/34	545	589,178
County of Hillsborough Florida IDA, RB, National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	1,380	1,380,621
County of Miami-Dade Florida, RB, CAB, Series A (NPFGC), 5.71%, 10/01/37 (a)	1,765	459,165
County of Tampa-Hillsborough Florida Expressway Authority, Refunding RB:
Series A, 5.00%, 7/01/37	1,025	1,046,617
Series B, 5.00%, 7/01/42	1,275	1,289,216
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	1,525	1,676,875
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	475	296,657
Preserve at Wilderness Lake Community Development District, Special Assessment Bonds, Series A, 5.90%, 5/01/14 (c)	1,165	1,208,140
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	1,260	1,145,453

		12,319,051
Georgia — 1.3%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	420	429,357

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	41

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Georgia (concluded)
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, Third Indenture, Series A, 5.00%, 7/01/39	$1,740	$1,798,760

		2,228,117
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	680	731,333
Idaho — 1.2%
Power County Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	2,000	2,001,620
Illinois — 13.5%
Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	530	538,697
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien:
Series A, 5.75%, 1/01/39	2,500	2,603,950
Series C, 6.50%, 1/01/41	2,935	3,300,525
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	2,290	2,151,341
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	410	427,946
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	900	921,159
City of Chicago Illinois Waterworks Revenue, Refunding RB, Second Lien Project, 5.00%, 11/01/42	3,645	3,606,472
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	410	430,369
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	490	492,568
Ascension Health, Series A, 5.00%, 11/15/42	890	888,629
Central Dupage Health, Series B, 5.50%, 11/01/39	800	844,616
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	1,165	1,167,470
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 6.11%, 6/15/47 (a)	9,555	1,262,980
Series B (AGM), 5.00%, 6/15/50	1,585	1,557,326
Series B-2, 5.00%, 6/15/50	1,260	1,210,898
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	230	252,910
6.00%, 6/01/28	500	536,100
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	315	325,971

		22,519,927
Indiana — 4.6%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A:
4.00%, 8/01/35	575	537,625
4.00%, 2/01/38	920	836,022
Indiana Finance Authority, RB, Series A:
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	225	200,794
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	740	651,933
Sisters of St. Francis Health, 5.25%, 11/01/39	420	428,656
Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indiana Finance Authority, RB, Series A (concluded):
Wastewater Utility, CWA Authority Project, First Lien, 5.25%, 10/01/38	$1,660	$1,718,598
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	1,660	1,758,455
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	565	627,534
Indianapolis Local Public Improvement Bond Bank, RB, Series A:
5.00%, 1/15/36	200	208,836
5.00%, 1/15/40	640	661,421

		7,629,874
Iowa — 1.7%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	485	470,149
5.50%, 12/01/22	1,175	1,123,171
5.25%, 12/01/25	230	209,951
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	1,015	1,052,291

		2,855,562
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.75%, 11/15/38	1,105	1,191,223
Kentucky — 0.5%
Kentucky Economic Development Finance Authority, RB, Series A:
Catholic Health Initiatives, 5.25%, 1/01/45 (d)	520	517,587
Owensboro Medical Health System, 6.38%, 6/01/40	315	332,092

		849,679
Louisiana — 4.0%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/39	420	445,019
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, 6.75%, 11/01/32	2,500	2,663,375
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	310	314,210
State of Louisiana Gasoline & Fuels Tax Revenue, RB, Second Lien, Series B, 5.00%, 5/01/45	915	945,222
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	510	519,792
5.25%, 5/15/31	435	432,525
5.25%, 5/15/32	555	549,156
5.25%, 5/15/33	600	591,336
5.25%, 5/15/35	255	250,158

		6,710,793
Maine — 0.4%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	150	152,954
Maine Turnpike Authority, RB, Series A, 5.00%, 7/01/42	450	469,584

		622,538
Maryland — 2.5%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	220	222,785

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland (concluded)
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	$605	$629,527
Maryland Health & Higher Educational Facilities Authority, RB, Ascension Health Alliance, Series B, 5.00%, 11/15/51	2,105	2,106,326
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	1,095	1,150,276

		4,108,914
Massachusetts — 3.6%
Massachusetts Development Finance Agency, RB, Wellesley College, Series J, 5.00%, 7/01/42	915	962,909
Massachusetts Development Finance Agency, Refunding RB, Boston University, Series P, 5.45%, 5/15/59	845	882,814
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	360	365,832
Massachusetts HFA, RB, M/F Housing, Series A, AMT, 5.25%, 12/01/48	2,100	2,063,628
Massachusetts HFA, Refunding HRB, Series F, AMT, 5.70%, 6/01/40	1,020	1,043,848
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	710	746,835

		6,065,866
Michigan — 3.3%
City of Detroit Michigan Sewage Disposal System, Refunding RB:
Second Lien, Series B (AGM), 7.50%, 7/01/33	460	493,819
Senior Lien, Series A, 5.00%, 7/01/32	790	715,938
Senior Lien, Series A, 5.25%, 7/01/39	2,235	2,054,993
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	690	704,400
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	1,520	1,554,124

		5,523,274
Minnesota — 1.1%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/32	1,540	1,776,744
Missouri — 0.1%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	125	129,266
New Hampshire — 1.0%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	1,530	1,651,436
New Jersey — 4.0%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
5.13%, 9/15/23	1,040	991,484
5.25%, 9/15/29	990	909,850
New Jersey EDA, Refunding, Special Assessment Kapkowski Road Landfill Project, 5.75%, 4/01/31	1,125	1,106,719
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38	650	674,492
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	$1,025	$1,078,976
Series B, 5.25%, 6/15/36	1,235	1,298,207
Rutgers The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/38	255	270,639
5.00%, 5/01/43	265	278,499

		6,608,866
New York — 6.5%
County of Dutchess New York IDA, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29	800	809,440
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	1,050	1,135,554
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/34	1,270	1,325,740
New York City Transitional Finance Authority, Future Tax Secured Bonds, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	1,240	1,299,669
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	615	651,513
New York State Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 6/15/31	895	969,920
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	650	701,194
6.00%, 12/01/42	630	675,694
Sales Tax Asset Receivable Corp., Refunding RB, Series A (AMBAC), 5.25%, 10/15/27	3,200	3,332,832

		10,901,556
North Carolina — 0.6%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	705	715,251
North Carolina Medical Care Commission, Refunding RB, Retirement Facilities, First Mortgage, Whitestone Project, Series A, 7.75%, 3/01/41	305	321,833

		1,037,084
Oregon — 0.1%
City of Tigard Oregon, Refunding RB, Water System, 5.00%, 8/01/37	125	131,131
Pennsylvania — 2.4%
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	1,830	1,992,101
National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	1,500	1,472,610
Philadelphia Authority for Industrial Development, RB, Commercial Development, AMT, 7.75%, 12/01/17	540	540,308

		4,005,019
Puerto Rico — 0.2%
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, First Sub-Series C, 7.85%, 8/01/38 (a)	2,145	319,004
South Carolina — 1.0%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	1,650	1,713,756

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	43

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Tennessee — 1.4%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45 (d)	$720	$716,659
County of Hardeman Tennessee Correctional Facilities Corp., RB, Series B, 7.38%, 8/01/17	1,575	1,577,993
County of Rutherford Tennessee Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/47	105	106,665

		2,401,317
Texas — 8.6%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	1,070	1,094,032
Senior Lien, Series A, 5.00%, 1/01/33	50	48,497
Sub-Lien, 5.00%, 1/01/33	180	163,264
Sub-Lien, 5.00%, 1/01/42	160	138,171
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	260	274,440
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	535	587,318
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	1,255	1,309,693
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Scott & White Healthcare, Series A, 5.00%, 8/15/43	180	180,263
Dallas-Fort Worth International Airport, Refunding ARB, Joint Improvement, Series E, AMT, 5.00%, 11/01/35	910	890,981
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (c)	1,380	1,795,118
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/44	320	340,858
Matagorda County Navigation District No. 1, Refunding RB, AEP Texas Central Co. Project, Series 1, 4.00%, 6/01/30	540	484,105
Midland County Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (a):
5.27%, 9/15/40	2,525	623,422
5.38%, 9/15/41	1,395	317,823
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 6.04%, 9/01/37 (a)	1,015	245,772
North Texas Tollway Authority, Refunding RB, Second Tier System, Series F, 6.13%, 1/01/31	3,020	3,228,229
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	1,165	1,271,481
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,300	1,402,843

		14,396,310
Utah — 0.8%
County of Utah Utah, RB, IHC Health Services, Inc., 5.00%, 5/15/43	1,020	1,045,072
University of Utah, RB, General, Series A, 5.00%, 8/01/43	315	329,833

		1,374,905
Vermont — 0.1%
Vermont Educational & Health Buildings Financing Agency, RB, 6.50%, 6/15/32	80	80,798
Municipal Bonds	Par (000)	Value
Virginia — 3.2%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/42	$2,500	$2,505,600
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	400	395,816
6.00%, 1/01/37	2,325	2,407,328

		5,308,744
Washington — 0.8%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45 (d)	1,195	1,250,329
Wisconsin — 4.2%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	3,620	4,044,952
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Care Group, 5.00%, 11/15/33	1,235	1,290,550
WPPI Energy Wisconsin, Refunding RB, Power Supply System, Series A:
5.00%, 7/01/29	190	204,151
5.00%, 7/01/30	240	255,504
5.00%, 7/01/31	520	550,623
5.00%, 7/01/37	635	651,612

		6,997,392
Total Municipal Bonds — 111.5%		185,893,329

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
California — 9.6%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	1,640	1,763,079
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (f)	1,335	1,429,692
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	4,770	4,983,505
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,170	1,234,338
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	553	617,149
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	5,519	5,932,346

		15,960,109
Colorado — 2.5%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	1,870	1,879,687
Series C-7, 5.00%, 9/01/36	1,200	1,207,680
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (f)	1,080	1,182,529

		4,269,896

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Connecticut — 2.9%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	$2,299	$2,399,011
Series X-3, 4.85%, 7/01/37	2,362	2,472,517

		4,871,528
Florida — 1.8%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	2,840	2,945,282
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	1,649	1,716,488
Massachusetts — 2.6%
Massachusetts School Building Authority, RB, Dedicated Sales Tax:
Series A (AGM), 5.00%, 8/15/15 (c)	387	405,706
Series A (AGM), 5.00%, 8/15/30	2,613	2,742,559
Senior Series B, 5.00%, 10/15/41	1,140	1,191,195

		4,339,460
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (f)	1,019	1,108,818
New York — 8.7%
Hudson Yards Infrastructure Corp., RB, Senior, Series A, 5.75%, 2/15/47 (f)	810	857,957
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Second General Resolution, Series FF-2, 5.50%, 6/15/40	810	867,099
New York City Transitional Finance Authority, BARB, Series S-3, 5.25%, 1/15/39	3,299	3,617,129
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	5,400	5,635,386
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (f)	3,250	3,469,473

		14,447,044
North Carolina — 0.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, Wake Forest University, 5.00%, 1/01/38	800	835,064
Ohio — 4.6%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	6,974	7,617,532
Tennessee — 1.6%
County of Shelby Tennessee Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	2,500	2,651,225
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Texas — 4.4%
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (f)	$3,363	$3,612,157
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,710	1,769,234
University of Texas System, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	1,800	1,906,551

		7,287,942
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,394	1,413,432
Virginia — 2.7%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	2,729	2,926,354
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,553	1,570,609

		4,496,963
Washington — 0.9%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	1,365	1,436,947
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/39 (f)	2,859	2,934,769
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 47.0%		78,332,499
Total Long-Term Investments (Cost — $255,495,829) — 158.5%		264,225,828

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (g)(h)	4,929,995	4,929,995
Total Short-Term Securities (Cost — $4,929,995) — 3.0%		4,929,995
Total Investments (Cost — $260,425,824) — 161.5%		269,155,823
Liabilities in Excess of Other Assets — (0.8)%		(1,297,463)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.7)%		(46,204,334)
VMTP Shares, at Liquidation Value — (33.0)%		(55,000,000)

Net Assets Applicable to Common Shares — 100.0%		$166,654,026

Notes to Schedule of investments

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	45

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Morgan Stanley & Co. LLC	$2,484,575	$49,834

(e)	Represent bonds transferred to a TOB. In exchange the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to February 15, 2031 is $8,468,517.

(g)	Investments in issuers considered to be an affiliate of the Fund during the six months ended October 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at October 31, 2013	Income
FFI Institutional Tax-Exempt Fund	1,169,756	3,760,239	4,929,995	$286

(h)	Represents the current yield as of report date.

•	Financial futures contracts as of October 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(51)	10-Year US Treasury Note	Chicago Board of Trade	December 2013	$6,495,328	$(4,040)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$264,225,828	—	$264,225,828
Short-Term Securities	$4,929,995	—	—	4,929,995

Total	$4,929,995	$264,225,828	—	$269,155,823

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(4,040)	—	—	$(4,040)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (concluded)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$91,000	—	—	$91,000
Liabilities:
TOB trust certificates	—	$(46,192,990)	—	(46,192,990)
VMTP Shares	—	(55,000,000)	—	(55,000,000)

Total	$91,000	$(101,192,990)	—	$(101,101,990)

There were no transfers between levels during the six months ended October 31, 2013.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	47

Schedule of Investments October 31, 2013 (Unaudited)	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.8%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$2,330	$2,615,402
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	565	552,265

		3,167,667
California — 20.8%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	2,895	3,100,603
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,730	1,995,278
California State Public Works Board, RB, Department of Corrections and Rehabilitation, Series F, 5.25%, 9/01/33	725	767,775
Central Unified School District, GO, Election of 2008, Series A (AGC), 5.63%, 8/01/33	1,325	1,423,275
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.50%, 3/01/30	2,400	2,548,344
5.75%, 3/01/34	2,180	2,310,735
City of Sunnyvale California, Refunding RB, 5.25%, 4/01/40	1,605	1,706,292
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	2,100	2,312,058
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	1,420	1,594,149
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39	1,000	1,078,430
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,575	1,672,004
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 8/01/33	1,825	1,918,659
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	1,335	1,424,138
Sacramento California Municipal Utility District, RB, Series A, 5.00%, 8/15/37	1,000	1,044,000
San Francisco City & County Airports Commission, Refunding ARB, Second Series A, AMT:
5.50%, 5/01/28	1,085	1,186,556
5.25%, 5/01/33	850	884,833
San Pablo Joint Powers Financing Authority, Refunding, Tax Allocation Bonds, CAB (NPFGC) (a):
5.90%, 12/01/24	2,635	1,383,981
6.12%, 12/01/25	2,355	1,137,253
6.28%, 12/01/26	2,355	1,048,234
University of California Medical Center, Refunding RB, Series J, 5.25%, 5/15/38	3,270	3,430,001
Ventura County Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/33	1,850	2,058,513

		36,025,111
Colorado — 4.1%
City & County of Denver Colorado Airport System, ARB, Subordinate System, Series A, AMT:
5.50%, 11/15/25	2,845	3,168,221
5.50%, 11/15/28	1,000	1,075,020
5.50%, 11/15/30	340	359,611
5.50%, 11/15/31	405	425,392
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,900	2,128,171

		7,156,415
Municipal Bonds	Par (000)	Value
District of Columbia — 1.3%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 5.50%, 10/01/39	$2,000	$2,150,380
Florida — 14.1%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	400	427,404
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,500	1,538,235
County of Miami-Dade Florida, Seaport, RB:
Series A, 5.38%, 10/01/33	1,015	1,060,990
Series A, 6.00%, 10/01/38	1,000	1,094,590
Series B, AMT, 6.25%, 10/01/38	460	491,514
Series B, AMT, 6.00%, 10/01/42	615	642,054
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,900	2,937,352
County of Miami-Dade Florida Transit System Sales Surtax, Refunding RB, 5.00%, 7/01/42	995	1,010,323
County of Miami-Dade Florida Water & Sewer System, Refunding RB, Series B, 5.25%, 10/01/29	2,855	3,108,096
Hillsborough County Aviation Authority, Refunding RB, Series A, 5.50%, 10/01/29	1,735	1,834,068
Orange County School Board, COP, Series A (AGC), 5.50%, 8/01/34	4,645	4,977,257
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	1,040	1,116,045
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/36	3,995	4,255,514

		24,493,442
Georgia — 2.1%
Augusta Georgia Water & Sewerage, RB (AGM), 5.25%, 10/01/34	3,500	3,601,780
Illinois — 13.5%
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien:
Series A, 5.75%, 1/01/39	1,145	1,192,609
Series C, 6.50%, 1/01/41	5,225	5,875,721
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	1,795	1,873,567
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	2,000	2,178,680
Sales Tax Receipts, 5.25%, 12/01/36	635	651,364
Sales Tax Receipts, 5.25%, 12/01/40	1,810	1,839,702
City of Chicago Illinois Wastewater Transmission Revenue, RB, Wastewater Transmission, Second Lien, 5.00%, 1/01/42	2,050	1,986,635
County of Cook Illinois Community College District No. 508, GO:
5.25%, 12/01/43	1,490	1,501,533
City College of Chicago, 5.50%, 12/01/38	695	729,528
Illinois Finance Authority, RB, University of Chicago, Series B, 5.50%, 7/01/37	1,000	1,087,870
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,405	1,544,952
6.00%, 6/01/28	400	428,880
State of Illinois, GO, Various Purposes:
5.50%, 7/01/33	2,000	2,041,940
5.50%, 7/01/38	425	426,547

		23,359,528
Indiana — 3.9%
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT, 5.00%, 7/01/40	565	514,670
Indianapolis Local Public Improvement Bond Bank, RB, Series F, 5.25%, 2/01/36	3,055	3,237,842

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	$2,780	$2,931,593

		6,684,105
Louisiana — 1.4%
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/28	1,140	1,187,492
5.50%, 5/15/29	1,215	1,254,415

		2,441,907
Massachusetts — 6.8%
Massachusetts School Building Authority, RB:
(AGM), 5.00%, 8/15/15 (b)	1,030	1,116,252
(AGM), 5.00%, 8/15/30	370	386,498
Senior Series B, 5.00%, 10/15/41	3,065	3,201,914
Series A (AGM), 5.00%, 8/15/15 (b)	6,600	7,152,684

		11,857,348
Michigan — 4.7%
City of Detroit Michigan Sewage Disposal System, Refunding RB (AGM):
Second Lien, Series B, 7.50%, 7/01/33	750	805,140
Senior Lien, Series C-1, 7.00%, 7/01/27	4,810	5,079,408
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,910	2,297,501

		8,182,049
Minnesota — 0.9%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,325	1,518,755
Mississippi — 2.4%
Mississippi Development Bank, RB, Special Obligation, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	2,595	3,103,438
Mississippi State University Educational Building Corp., Refunding RB, 5.25%, 8/01/38	1,000	1,074,120

		4,177,558
Nevada — 2.6%
County of Clark Nevada, ARB:
Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	1,410	1,457,869
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	1,360	1,362,122
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/34	1,500	1,668,420

		4,488,411
New Jersey — 11.4%
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	3,575	3,646,178
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	2,100	2,167,830
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	1,780	1,873,735
Series A (AGC), 5.63%, 12/15/28	3,170	3,607,428
Series AA, 5.50%, 6/15/39	1,890	2,022,470
Series B, 5.25%, 6/15/36	1,000	1,051,180
Rutgers The State University of New Jersey, Refunding RB:
Series J, 5.00%, 5/01/32	1,270	1,377,925
Series L, 5.00%, 5/01/32	785	851,709
South Jersey Transportation Authority LLC, Refunding RB, Transportation System, Series A:
5.00%, 11/01/27	2,000	2,163,000
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
South Jersey Transportation Authority LLC, Refunding RB, Transportation System, Series A (concluded):
5.00%, 11/01/28	$1,000	$1,067,170

		19,828,625
New York — 5.6%
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	2,510	2,658,843
New York City Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2009, Series EE, 5.25%, 6/15/40	3,410	3,594,481
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2011, Series EE, 5.38%, 6/15/43	1,305	1,389,394
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	2,000	2,143,400

		9,786,118
Ohio — 2.0%
Ohio Higher Educational Facility Commission, Refunding RB, Kenyon College Project, 5.00%, 7/01/37	285	290,674
Ohio State Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/30	1,000	1,079,210
5.25%, 2/15/31	2,000	2,148,860

		3,518,744
South Carolina — 1.6%
Charleston County Airport District, ARB, Series A, AMT:
6.00%, 7/01/38	1,695	1,812,820
5.50%, 7/01/41	1,000	1,030,920

		2,843,740
Texas — 26.0%
Austin Community College District Public Facility Corp., RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/33	2,500	2,672,150
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	1,360	1,472,526
City of Houston Texas Utility System, Refunding RB, Combined First Lien, Series A (AGC), 6.00%, 11/15/35	4,000	4,547,240
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	2,600	2,765,542
Dallas-Fort Worth International Airport, ARB, Joint Improvement AMT:
Series A, 5.00%, 11/01/38	1,965	1,870,798
Series D, 5.00%, 11/01/38	700	671,090
Series H, 5.00%, 11/01/37	2,200	2,110,966
Lower Colorado River Authority, Refunding RB:
5.50%, 5/15/33	1,240	1,330,309
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	4,250	4,588,810
North Texas Tollway Authority, Refunding RB, First Tier (NPFGC):
Series A, 5.63%, 1/01/33	6,585	7,004,135
Series A, 5.75%, 1/01/40	4,885	5,281,125
Series B, 5.75%, 1/01/40	6,275	6,783,840
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	620	670,976
Waco Educational Finance Corp., Refunding RB, Baylor University, 5.00%, 3/01/43	3,250	3,314,123

		45,083,630

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	49

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Virginia — 1.3%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	$570	$597,599
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/18 (b)	1,300	1,646,710

		2,244,309
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	1,375	1,475,004
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	1,075	1,156,678

		2,631,682
Total Municipal Bonds — 129.8%		225,241,304

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Alabama — 1.3%
City of Mobile Alabama Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	2,120	2,219,767
California — 2.6%
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	3,149	3,385,306
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	1,000	1,048,939

		4,434,245
Colorado — 3.2%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-3 (AGM), 5.10%, 10/01/41	5,610	5,639,060
District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (d)	1,040	1,163,317
Florida — 7.7%
City of St. Petersburg Florida, Refunding RB (NPFGC), 5.00%, 10/01/35	4,302	4,447,245
County of Lee Florida Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	525	549,454
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 7/01/38	7,500	8,387,775

		13,384,474
Illinois — 1.5%
City of Chicago Illinois, Refunding RB, Waterworks, Second Lien (AGM), 5.25%, 11/01/33	2,508	2,589,236
Kentucky — 0.9%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	1,406	1,560,216
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Nevada — 5.7%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	$5,000	$5,670,600
Series B, 5.50%, 7/01/29	3,749	4,298,041

		9,968,641
New Jersey — 1.4%
New Jersey Housing & Mortgage Finance State Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	2,291	2,389,068
New York — 5.2%
New York City Transitional Finance Authority, BARB, Series S-3, 5.25%, 1/15/39 $	1,400	1,534,539
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	4,530	4,727,463
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (d)	2,660	2,839,630

		9,101,632
Utah — 0.6%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,005	1,018,279
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 30.8%		53,467,935
Total Long-Term Investments (Cost — $267,642,157) — 160.6%		278,709,239

Short-Term Securities
Pennsylvania — 1.7%
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, VRDN, Children’s Hospital of Philadelphia, Series A (Wells Fargo NA SBPA), 0.08%, 11/01/13 (e)	2,900	2,900,000

	Shares
Money Market Funds — 0.0%
FFI Institutional Tax-Exempt Fund, 0.03% (f)(g)	34,803	34,803
Total Short-Term Securities (Cost — $2,934,803) — 1.7%		2,934,803
Total Investments (Cost — $270,576,960) — 162.3%		281,644,042
Other Assets Less Liabilities — 3.9%		6,825,614
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.1)%		(27,908,127)
VMTP Shares, at Liquidation Value — (50.1)%		(87,000,000)

Net Assets Applicable to Common Shares — 100.0%		$173,561,529

Notes to Schedule of Investments

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represent bonds transferred to a TOB. In exchange the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (concluded)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

(d)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to July 1, 2017 is $2,220,432.

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(f)	Investments in issuers considered to be an affiliate of the Fund during the six months, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at October 31, 2013	Income
FFI Institutional Tax-Exempt Fund	3,309,474	(3,274,671)	34,803	$687

(g)	Represents the current yield as of report date.

•	Financial futures contracts as of October 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(107)	10-Year US Treasury Note	Chicago Board of Trade	December 2013	$13,627,453	$(8,476)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$278,709,239	—	$278,709,239
Short-Term Securities	$34,803	2,900,000	—	2,934,803

Total	$34,803	$281,609,239	—	$281,644,042

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(8,476)	—	—	$(8,476)

[2]   Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$190,000	—	—	$190,000
Liabilities:
TOB trust certificates	—	$(27,899,735)	—	(27,899,735)
VMTP Shares	—	(87,000,000)	—	(87,000,000)

Total	$190,000	$(114,899,735)	—	$(114,709,735)

There were no transfers between levels during the six months ended October 31, 2013.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	51

Schedule of Investments October 31, 2013 (Unaudited)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.0%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/34	$4,615	$5,180,291
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.50%, 1/01/21	5,500	5,473,215
5.25%, 1/01/23	6,500	6,466,395

		17,119,901
Arizona — 5.2%
Arizona Board of Regents, University of Arizona, RB, 5.00%, 8/01/28	2,000	2,190,620
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/30	2,685	2,614,868
City of Tucson Arizona, COP (AGC):
4.25%, 7/01/21	1,870	2,001,031
4.25%, 7/01/22	1,895	2,014,006
City of Tucson Arizona, COP, Refunding (AGC), 4.00%, 7/01/20	2,325	2,534,924
County of Pima Arizona IDA, Refunding RB, Tucson Electric Power Co. Project, San Juan Project, Series A, 4.95%, 10/01/20	2,325	2,471,684
Glendale Union School District No. 205, GO, Series C:
5.00%, 7/01/24	1,945	2,192,657
5.00%, 7/01/27	500	541,405
Maricopa County IDA, RB, Arizona Charter School Project, Series A, 6.63%, 7/01/20	1,100	993,377
Phoenix-Mesa Gateway Airport Authority, RB, Mesa Project, AMT:
5.00%, 7/01/27	700	724,339
5.00%, 7/01/32	1,925	1,917,935
Pima County IDA, RB, Arizona Charter Schools Project:
Series C, 6.70%, 7/01/21	20	20,018
Series K, 6.38%, 7/01/31	895	846,903
Pinal County Electric District No. 3, Refunding RB, 5.00%, 7/01/25	1,600	1,736,576
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/25	4,000	4,437,120
Scottsdale IDA, Refunding RB, Scottsdale Healthcare, Series C (AGM), 5.00%, 9/01/35	2,050	2,091,472
State of Arizona, COP, Department of Administration, Series A (AGM), 4.25%, 10/01/23	1,000	1,064,910

		30,393,845
California — 3.5%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/22	2,135	2,412,251
California HFA, RB, S/F, Home Mortgage, Series K, AMT, 4.55%, 8/01/21	185	185,631
California Pollution Control Financing Authority, RB, Mandatory Put Bonds, Republic Services, Inc. Project, Series B, AMT, 5.25%, 6/01/23 (a)	605	648,034
California Pollution Control Financing Authority, Refunding RB, Pacific Gas, Series C, AMT (NPFGC), 4.75%, 12/01/23	5,000	5,222,250
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.00%, 3/01/25	2,000	2,142,180
State of California, GO:
5.50%, 4/01/28	15	15,247
5.00%, 11/01/32	2,000	2,090,560
Various Purposes, 5.75%, 4/01/31	7,000	7,822,010

		20,538,163
Municipal Bonds	Par (000)	Value
Colorado — 0.5%
Plaza Metropolitan District No. 1, Tax Allocation Bonds, Public Improvement Fee, Tax Increment, 7.50%, 6/01/14 (b)	$2,570	$2,704,385
Connecticut — 2.4%
Connecticut State Development Authority, RB, Learjet, Inc. Project, AMT, 7.95%, 4/01/26	1,160	1,224,334
Connecticut State Health & Educational Facility Authority, Refunding RB:
Connecticut College, Series I, 5.00%, 7/01/29	1,075	1,152,206
Connecticut College, Series I, 5.00%, 7/01/31	1,320	1,398,936
Connecticut College, Series I, 5.00%, 7/01/32	500	527,290
Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/31	1,780	1,837,067
State of Connecticut, GO, Series B, 5.00%, 4/15/31	6,990	7,518,304

		13,658,137
Florida — 8.6%
Broward County Florida Airport System, ARB, Series Q-2, AMT, 5.00%, 10/01/32	1,250	1,257,100
County of Broward Florida School Board, COP, Refunding, Series A (AGM), 5.00%, 7/01/24	10,000	11,121,500
County of Lee Florida, Refunding ARB, AMT, Series A:
5.50%, 10/01/23	1,000	1,117,380
(AGM), 5.00%, 10/01/27	1,635	1,694,351
County of Miami-Dade Florida, RB, AMT, Series B:
6.00%, 10/01/28	3,470	3,789,622
6.00%, 10/01/29	3,480	3,757,808
County of Miami-Dade Florida Transit System, Sales Surtax Revenue, Refunding RB:
5.00%, 7/01/32	1,500	1,558,695
5.00%, 7/01/33	3,000	3,102,120
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series C (BHAC), 5.00%, 10/01/23	8,000	9,098,720
Greater Orlando Aviation Authority Airport Facilities, Refunding RB, Series B, AMT:
5.00%, 10/01/25	1,000	1,069,700
5.00%, 10/01/26	2,935	3,106,844
Highlands County Health Facilities Authority, Refunding RB, Adventis Health, Series G, 5.13%, 11/15/16 (b)	35	39,771
Miami-Dade County Expressway Authority, Refunding RB, Series A, 5.00%, 7/01/26	4,000	4,370,040
Midtown Miami Community Development District, Special Assessment Bonds:
Series A, 6.00%, 5/01/24	2,710	2,717,913
Series B, 6.50%, 5/01/37	1,840	1,846,624
Sterling Hill Community Development District, Refunding RB, Special Assessment Bonds, Series B, 5.50%, 11/01/10 (c)(d)	155	99,862

		49,748,050
Georgia — 1.2%
Fulton County Development Authority, Refunding RB, Robert Woodruff, Series B, 5.25%, 3/15/24	3,000	3,265,950
Medical Center Hospital Authority, Refunding RB, Columbus Regional Healthcare (AGM):
4.00%, 8/01/23	1,500	1,563,405
4.13%, 8/01/24	2,000	2,070,320

		6,899,675

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Guam — 0.4%
Territory of Guam, RB, Section 30, Series A, 5.38%, 12/01/24	$2,100	$2,228,667
Hawaii — 0.9%
State of Hawaii Airports System, Refunding ARB, Series A, 5.25%, 7/01/29	5,000	5,326,150
Idaho — 0.6%
Idaho Health Facilities Authority, Refunding RB, St. Luke’s Regional Medical Center (AGM), 4.63%, 7/01/30	3,700	3,745,325
Illinois — 12.1%
Chicago Illinois Transit Authority, RB, 5.25%, 12/01/31	3,700	3,858,138
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien, Series B-2 (AGM), 5.75%, 1/01/14 (b)	8,130	8,203,983
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, AMT:
Series A, 5.00%, 1/01/23	13,000	14,165,840
Series C, 5.25%, 1/01/28	1,350	1,398,586
Series C, 5.25%, 1/01/29	3,020	3,101,570
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/34	9,140	9,341,720
Madison-Macoupin Etc. Counties Community College District No. 536, GO, Refunding, Lewis & Clark Community College:
5.00%, 5/01/29	350	365,176
5.00%, 5/01/30	475	491,502
5.00%, 5/01/31	500	515,660
5.00%, 5/01/32	500	513,105
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	3,500	3,848,635
6.25%, 6/01/24	12,750	13,837,957
State of Illinois, GO, Refunding, 5.00%, 8/01/21	3,000	3,251,790
Village of Hodgkins Illinois, RB, MBM Project, AMT, 5.90%, 11/01/17	6,000	6,003,900
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,425	1,369,981

		70,267,543
Indiana — 4.1%
City of Whiting Indiana, RB, BP Products North America, Remarketed, Pollution Control, 5.25%, 1/01/21	4,800	5,609,568
County of Jasper Indiana, Refunding RB, Northern Indiana Public Service Co., Series C (NPFGC), 5.85%, 4/01/19	2,000	2,298,320
Indiana Finance Authority, RB, Wastewater, First Lien, Series A, 5.25%, 10/01/31	10,000	10,784,400
Indiana Finance Authority, Refunding RB, U.S. Steel Corp. Project, 6.00%, 12/01/19	5,000	5,114,550

		23,806,838
Iowa — 1.1%
Iowa Higher Education Loan Authority, RB, Private College Facility:
5.25%, 4/01/23	695	787,539
5.25%, 4/01/24	730	817,096
5.25%, 4/01/25	520	574,517
5.25%, 4/01/26	360	393,822
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility:
5.00%, 9/01/22	2,315	2,463,484
Upper Iowa University Project, 5.00%, 9/01/20	1,000	1,103,620

		6,140,078
Municipal Bonds	Par (000)	Value
Kansas — 1.5%
Kansas Development Finance Authority, RB, KU Health System, Series H, 5.00%, 3/01/26	$3,220	$3,425,307
Kansas Development Finance Authority, Refunding RB:
Adventist Health System/Sunbelt Obligated Group, Series C, 5.00%, 11/15/23	1,500	1,679,460
Sisters of Charity of Leavenworth Health System, Series A, 4.00%, 1/01/22	3,425	3,592,791

		8,697,558
Kentucky — 3.2%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 5.25%, 6/01/23	8,650	9,310,341
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/24	8,000	9,132,960

		18,443,301
Louisiana — 4.1%
Jefferson Parish Hospital Service District No. 1, Refunding RB, West Jefferson Medical Center, Series A (AGM), 5.50%, 1/01/26	3,000	3,193,170
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, BRCC Facilities Corp. Project:
5.00%, 12/01/27	3,445	3,745,714
5.00%, 12/01/28	3,715	4,003,878
Louisiana Public Facilities Authority, Refunding RB, Entergy Gulf States Louisiana LLC Project, Series A, 5.00%, 9/01/28	2,000	2,087,400
New Orleans Aviation Board Louisiana, Refunding GARB, Restructuring, Series A-2 (AGC), 6.00%, 1/01/23	850	970,726
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, 4.00%, 5/01/34	6,000	5,844,180
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 7/01/28	3,660	3,854,749

		23,699,817
Maine — 0.3%
Portland Housing Development Corp., Refunding RB, Senior Living, Retirement Facilities, Series A, 6.00%, 2/01/34	1,965	1,970,915
Maryland — 0.7%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.13%, 6/01/20	1,750	1,839,127
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	790	822,027
Maryland Health & Higher Educational Facilities Authority, RB, Johns Hopkins Health System, Series B, 5.00%, 7/01/33	1,140	1,196,316

		3,857,470
Massachusetts — 1.2%
Massachusetts Health & Educational Facilities Authority, Refunding RB, Winchester Hospital, 5.00%, 7/01/25	1,060	1,118,268
Massachusetts School Building Authority, Refunding RB, Senior Series A, 5.00%, 8/15/25	5,000	5,785,800

		6,904,068
Michigan — 2.7%
City of Detroit Michigan Water Supply System, Refunding RB, Second Lien, Series C (BHAC), 5.75%, 7/01/26	4,235	4,408,296

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	53

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (concluded)
Manistee Area Public Schools, GO, Refunding (Q-SBLF), 5.00%, 5/01/25	$1,000	$1,089,040
Michigan State Building Authority, Refunding RB, Facilities Program, Series II-A, 5.00%, 10/15/24	2,500	2,726,450
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.25%, 11/15/24	4,900	5,149,851
State of Michigan Trunk Line Revenue, RB, 5.00%, 11/15/31	2,000	2,129,220

		15,502,857
Minnesota — 1.6%
City of St. Cloud Minnesota, Refunding RB, Centracare Health System, Series A, 4.25%, 5/01/21	2,300	2,508,909
University of Minnesota, RB, Biomedical Science Research Facilities Funding Program:
Series B, 5.00%, 8/01/36	1,000	1,061,220
Series C, 5.00%, 8/01/27	1,390	1,568,559
Series C, 5.00%, 8/01/28	740	825,803
Series C, 5.00%, 8/01/29	1,555	1,717,778
Series C, 5.00%, 8/01/30	1,635	1,787,938

		9,470,207
Mississippi — 0.9%
Mississippi Business Finance Corp., Refunding RB, System Energy Resource, Inc. Project, 5.88%, 4/01/22	5,000	4,999,050
Missouri — 2.7%
Missouri Development Finance Board, RB, St. Joseph Sewage System Improvements, Series E, 4.75%, 5/01/26	750	752,640
Missouri Joint Municipal Electric Utility Commission Power, RB, Prairie State Project, Series A (BHAC), 5.00%, 1/01/32	5,000	5,327,800
Missouri State Environmental Improvement & Energy Resource Authority, Refunding RB, Revolving Funds Program, Series A, 5.00%, 1/01/25	3,150	3,675,168
Missouri State Health & Educational Facilities Authority, Refunding RB, SSM Health Care, Series B, 4.25%, 6/01/25	5,975	6,144,750

		15,900,358
Montana — 0.5%
Montana Facility Finance Authority, Refunding RB, Sisters of Charity of Leavenworth Health System, Series B, 5.00%, 1/01/24	2,625	2,861,329
Nebraska — 1.0%
Douglas County School District No. 17 Nebraska, GO, Refunding, 2.00%, 6/15/25	4,380	3,936,437
Lancaster County Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, 5.50%, 1/01/30	1,000	1,044,500
Nebraska Public Power District, RB, Series A, 5.00%, 1/01/30 (e)	1,000	1,062,580

		6,043,517
Nevada — 0.7%
County of Humboldt Nevada, Refunding RB, Idaho Power Co. Project, 5.15%, 12/01/24	3,800	4,056,044
New Jersey — 15.9%
Essex County Improvement Authority, LRB, Newark Project, Series A (AGM), 5.00%, 11/01/20	2,000	2,243,200
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.80%, 11/01/15 (b)	$5,050	$5,589,087
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 5.13%, 9/15/23	6,040	5,758,234
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Series E, AMT, 4.70%, 12/01/25	3,000	3,151,800
School Facilities Construction, Series AA, 4.25%, 12/15/24	3,850	4,043,116
School Facilities Construction, Series EE, 5.00%, 9/01/23	3,465	3,901,798
School Facilities Construction, Series NN, 5.00%, 3/01/29	6,500	6,954,740
New Jersey Health Care Facilities Financing Authority, Refunding RB, Hackensack University Medical, Series B (AGM), 4.00%, 1/01/24	635	659,238
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.50%, 12/01/26	1,665	1,739,792
Series 1, AMT, 5.00%, 12/01/27	9,330	9,682,767
Student Loan, Series 1A, 4.75%, 12/01/21	2,240	2,425,002
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series X, AMT, 5.10%, 10/01/23	2,195	2,265,394
New Jersey State Turnpike Authority, Refunding RB, Series B, 5.00%, 1/01/29	10,000	10,752,600
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/31	12,000	12,890,040
Transportation System, Series A, 5.25%, 6/15/24	3,185	3,603,732
Transportation System, Series B, 5.50%, 6/15/31	12,190	13,246,995
South Jersey Port Corp., RB, Marine Terminal, Series O-1 (AGC), 4.63%, 1/01/23	1,375	1,485,605
State of New Jersey, GO, Refunding, Series O, 5.25%, 8/01/21	1,355	1,647,517

		92,040,657
New Mexico — 0.2%
New Mexico State University, Refunding RB, Series B, 5.00%, 4/01/25	850	989,128
New York — 21.2%
City of New York New York, GO, Refunding:
Fiscal 2013, Series E, 5.00%, 8/01/30	5,000	5,423,350
Series B, 5.00%, 8/01/30	2,210	2,388,634
Series E, 5.00%, 8/01/27	3,500	3,894,695
City of New York New York, GO, Series D1, 5.13%, 12/01/26	4,615	5,285,006
County of Suffolk New York Water Authority, Refunding RB, 3.00%, 6/01/25	2,000	1,950,820
Essex County Industrial Development Agency, Refunding RB, International Paper Co. Project, Series A, AMT, 5.20%, 12/01/23	5,000	5,075,600
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.50%, 4/01/24	1,000	1,105,620
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/25	1,980	2,183,683
Sub-Series B-1, Remarketed, 5.00%, 11/15/24	2,300	2,628,601
Sub-Series B-4, Remarketed, 5.00%, 11/15/24	1,500	1,714,305
Metropolitan Transportation Authority, Refunding RB:
Dedicated Tax Fund, Series B, 5.25%, 11/15/25	4,000	4,621,600

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Metropolitan Transportation Authority, Refunding RB (concluded):
Series F, 5.00%, 11/15/30	$1,460	$1,542,563
Monroe County Industrial Development Corp., Refunding RB, Series A, 5.00%, 7/01/29	5,695	6,180,840
New York City Industrial Development Agency, Refunding RB, New York Stock Exchange Project, Series A, 4.25%, 5/01/24	1,740	1,826,704
New York City Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.00%, 1/15/23	3,560	4,095,531
New York City Trust for Cultural Resources, Refunding RB, Carnegie Hall, Series A, 5.00%, 12/01/29	2,750	2,971,732
New York State Dormitory Authority, RB:
Education, Series D, 5.00%, 9/15/16 (b)	5	5,639
Education, Series D, 5.00%, 3/15/31	4,495	4,741,416
Fordham University, Series A, 5.25%, 7/01/25	900	1,013,454
Mental Health Services (AGM), 5.00%, 8/15/18 (b)	10	11,847
Mental Health Services (AGM), 5.00%, 2/15/22	3,990	4,542,735
Mount Sinai School of Medicine, Series A (NPFGC), 5.15%, 7/01/24	1,000	1,101,590
Municipal Health Facilities Improvement Program, 5.00%, 1/15/27	6,900	7,440,201
New York University Hospitals Center, Series A, 5.00%, 7/01/22	1,725	1,913,853
New York University Hospitals Center, Series A, 5.13%, 7/01/23	1,670	1,843,096
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/30	1,495	1,575,311
School District Financing Program, Series C, 5.00%, 10/01/24	3,165	3,579,552
New York State Dormitory Authority, Refunding RB:
Mount Sinai Hospital Obligated Group, Series A, 4.25%, 7/01/23	2,225	2,326,749
North Shore-Long Island Jewish Health System, Series E, 5.00%, 5/01/23	2,160	2,335,435
North Shore-Long Island Jewish Obligated Group, Series E, 5.00%, 5/01/22	650	710,184
Yeshiva University, 4.00%, 9/01/23	2,860	2,919,088
Yeshiva University, 4.25%, 9/01/24	2,750	2,800,572
New York State Thruway Authority, Refunding RB, General, Series I, 5.00%, 1/01/24	3,000	3,429,270
New York State Urban Development Corp., RB, Series A-1 (NPFCG), 5.25%, 3/15/14 (b)	10,000	10,189,900
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, 5.00%, 12/01/20	2,475	2,648,324
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 152nd Series, AMT, 5.00%, 11/01/23	1,000	1,093,290
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 153rd Series, 5.00%, 7/15/24	2,010	2,285,350
Triborough Bridge & Tunnel Authority, Refunding RB, Sub-Series A, 5.00%, 11/15/24	2,000	2,309,040
United Nations Development Corp., Refunding RB, Series A, 4.25%, 7/01/24	2,985	3,134,310
Westchester County Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/24	5,470	5,915,203

		122,754,693
Municipal Bonds	Par (000)	Value
North Carolina — 1.2%
City of Charlotte North Carolina, RB, Charlotte Douglas Airport, Series A, 5.00%, 7/01/33	$4,000	$4,194,320
Gaston County Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	1,105	1,022,379
North Carolina Medical Care Commission, Refunding RB, WakeMed, Series A, 5.00%, 10/01/31	1,500	1,537,905

		6,754,604
Ohio — 1.1%
Ohio State Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	6,000	6,446,580
Oregon — 1.6%
Klamath County School District, GO:
5.00%, 6/15/30	1,000	1,090,020
5.00%, 6/15/31	1,000	1,081,670
Oregon Health & Science University, Refunding RB:
Series A, 5.00%, 7/01/26	1,500	1,663,365
Series E, 5.00%, 7/01/30	1,000	1,062,790
Series E, 5.00%, 7/01/32	250	263,090
Oregon State Facilities Authority, Refunding RB, Reed College Project, Series A, 5.00%, 7/01/29	1,835	1,985,965
State of Oregon, GO, Series H, 5.00%, 5/01/36	2,000	2,139,940

		9,286,840
Pennsylvania — 7.7%
City of Philadelphia Pennsylvania, ARB, Series A, AMT, 5.00%, 6/15/20	2,895	3,196,543
City of Pittsburgh Pennsylvania, GO, Refunding, Series B (AGM), 5.25%, 9/01/17	9,630	10,692,382
County of Allegheny Pennsylvania, GO, Refunding, Series C-68, 5.00%, 11/01/25	2,515	2,755,384
County of Allegheny Pennsylvania, GO, Series C-67:
5.00%, 11/01/25	2,700	2,958,066
5.00%, 11/01/26	2,375	2,574,548
Montgomery County IDA Pennsylvania, MRB, Whitemarsh Continuing Care, 6.00%, 2/01/21	3,500	3,546,235
Pennsylvania Economic Development Financing Authority, RB, National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	7,710	7,569,215
Pennsylvania Turnpike Commission, RB, Sub-Series B, 5.25%, 12/01/31	4,000	4,226,240
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series A (AGC), 6.00%, 7/01/26	6,225	6,970,132

		44,488,745
Puerto Rico — 1.6%
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	9,450	9,443,952
Rhode Island — 1.1%
Rhode Island Health & Educational Building Corp., RB:
City of Newport Issue Financing Program, Series C, 5.00%, 5/15/30	4,305	4,616,940
Providence College, 5.00%, 11/01/34	1,750	1,815,380

		6,432,320

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	55

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
South Carolina — 0.2%
County of Florence South Carolina, Refunding RB, McLeod Regional Medical Center, Series A, 4.50%, 11/01/25	$1,000	$1,039,140
South Dakota — 0.2%
South Dakota Health & Educational Facilities Authority, Refunding RB, Regional Health, 5.00%, 9/01/25	1,000	1,062,090
Tennessee — 1.4%
Knox County Health Educational & Housing Facility Board Tennessee, Refunding RB, Eastowne Village Project, 4.00%, 6/01/31 (a)	3,690	3,922,212
Memphis-Shelby County Sports Authority, Inc., Refunding RB, Memphis Arena Project:
Series A, 5.00%, 11/01/23	2,695	2,973,097
Series B, 5.00%, 11/01/22	1,000	1,116,050

		8,011,359
Texas — 8.6%
City of Grapevine Texas, GO, 5.00%, 2/15/33	5,685	6,103,871
City of Houston Texas, Refunding ARB, Series A:
Senior Lien, 5.25%, 7/01/29	4,055	4,413,138
Subordinate Lien, AMT, 5.00%, 7/01/25	1,500	1,617,660
Subordinate Lien, AMT, 5.00%, 7/01/32	1,010	1,015,575
Dallas-Fort Worth International Airport Facilities Improvement Corp., ARB, Joint Improvement, Series 2001-A-1, AMT, 6.15%, 1/01/16	4,000	3,945,920
Dallas-Fort Worth International Airport, Refunding RB, AMT:
Series E, 5.00%, 11/01/26	2,185	2,290,492
Series E, 5.00%, 11/01/27	4,960	5,149,720
Series F, 5.00%, 11/01/31	6,345	6,412,193
Frisco ISD, GO, Refunding (PSF-GTD), 4.25%, 8/15/28	3,700	3,903,093
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, AMT, 5.00%, 11/01/28	1,000	982,410
Red River Education Financing Corp., RB, 5.00%, 3/15/33	1,340	1,431,924
San Jacinto River Authority, RB, Special Project (AGM), 5.25%, 10/01/25	2,910	3,175,887
Socorro ISD, GO, Refunding, School Building (PSF-GTD), 5.00%, 8/15/32	2,500	2,696,925
Via Metropolitan Transit Authority, Refunding RB (e):
5.25%, 8/01/28	1,585	1,715,604
5.25%, 8/01/29	1,720	1,840,417
5.25%, 8/01/33	3,000	3,122,880

		49,817,709
US Virgin Islands — 0.9%
Virgin Islands Public Finance Authority, Refunding RB, Series A, 5.25%, 10/01/24	5,000	5,501,800
Vermont — 0.3%
Vermont Educational & Health Buildings Financing Agency, Refunding RB, Middlebury College Project, 5.00%, 11/01/32	1,680	1,815,156
Virginia — 1.0%
Virginia Commonwealth Transportation Board, RB, 5.00%, 5/15/28	5,000	5,553,300
West Virginia — 2.8%
West Virginia Hospital Finance Authority, Refunding RB, Improvement Bonds, Charleston, Series A, 5.13%, 9/01/23	4,000	4,285,560
Municipal Bonds	Par (000)	Value
West Virginia (concluded)
West Virginia University, RB, West Virginia University Project, Series B:
5.00%, 10/01/29	$7,520	$8,078,510
5.00%, 10/01/30	3,500	3,735,375

		16,099,445
Wisconsin — 3.3%
Public Finance Authority, Refunding RB, Wisconsin Airport Facilities, Senior Obligation Group, Series B, AMT, 5.25%, 7/01/28	4,765	4,669,224
State of Wisconsin, GO, Series C, 4.50%, 5/01/30	6,120	6,413,576
WPPI Energy, Refunding RB, Supply System, Series A:
5.00%, 7/01/32	4,010	4,200,756
5.00%, 7/01/33	3,500	3,658,095

		18,941,651
Total Municipal Bonds — 135.0%		781,462,417

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
California — 2.6%
Peralta Community College District, GO, Election of 2000, Series D (AGM), 5.00%, 8/01/30	5,265	5,385,305
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	9,028	9,704,544

		15,089,849
Illinois — 4.0%
Du Page & Will Counties Community School District No. 204, GO, School Building, Series A (NPFGC), 5.25%, 12/30/22	8,650	9,743,701
McHenry County Conservation District Illinois, GO (AGM), 5.13%, 2/01/27	12,695	13,633,515

		23,377,216
Louisiana — 2.4%
State of Louisiana, GO, Series A, 5.00%, 8/01/24	12,000	14,078,040
Massachusetts — 3.4%
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare, Series L, 5.00%, 7/01/31	10,175	10,682,819
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Series A (AGM):
5.00%, 8/15/30 (b)	1,075	1,127,863
5.00%, 8/15/30	7,264	7,624,314

		19,434,996
Minnesota — 1.9%
State of Minnesota, GO, State Various Purpose, Series A, 4.00%, 8/01/29	10,525	10,809,993
New Jersey — 2.1%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series D (AGM), 5.00%, 6/15/15 (b)	11,120	11,966,232
New York — 7.5%
City of New York New York, GO, Refunding, Series E, 5.00%, 8/01/24	3,990	4,504,989
City of New York New York, GO:
Sub-Series B-1, 5.25%, 9/01/22	8,250	9,477,682
Sub-Series I-1, 5.50%, 4/01/21	4,992	5,833,521

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New York (concluded)
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Series A, 4.75%, 6/15/30	$8,000	$8,365,840
New York State Urban Development Corp., Refunding RB, Service Contract, Series B, 5.00%, 1/01/21	8,003	9,093,051
Port Authority of New York & New Jersey, RB, Consolidated, Series 169, AMT, 5.00%, 10/15/26	5,530	5,960,953

		43,236,036
Washington — 1.9%
Snohomish County School District No. 15-Edmonds Washington, GO (NPFGC), 5.00%, 12/01/19 (b)	10,000	11,163,100
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 25.8%		149,155,462
Total Long-Term Investments (Cost — $900,015,645) — 160.8%		930,617,879

Short-Term Securities	Par (000)	Value
Connecticut — 0.3%
Connecticut Housing Finance Authority, Refunding RB, VRDN, Housing Mortgage Finance Program, Sub-Series A-2 (JPMorgan Chase NA SBPA), 0.09%, 11/01/13 (g)	$1,700	$1,700,000

	Shares
Money Market Funds — 3.1%
FFI Institutional Tax-Exempt Fund, 0.03% (h)(i)	17,809,700	17,809,700
Total Short-Term Securities (Cost — $19,509,700) — 3.4%		19,509,700
Total Investments (Cost — $919,525,345) — 164.2%		950,127,579
Liabilities in Excess of Other Assets — (0.2)%		(1,286,480)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.4)%		(83,149,375)
VMTP Shares, at Liquidation Value — (49.6)%		(287,100,000)

Net Assets Applicable to Common Shares — 100.0%		$578,591,724

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
National Financial Services Corp.	$6,678,901	$94,935
Goldman Sachs & Co.	$1,062,580	$1,060

(f)	Represent bonds transferred to a TOB. In exchange the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(h)	Investments in issuers considered to be an affiliate of the Fund during the period ended October 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at October 31, 2013	Income
FFI Institutional Tax-Exempt Fund	3,667,115	14,142,585	17,809,700	$1,823

(i)	Represents the current yield as of report date.

•	Financial futures contracts as of October 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(235)	10-Year US Treasury Notes	Chicago Board of Trade	December 2013	$29,929,453	$(18,616)

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	57

Schedule of Investments (concluded)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$930,617,879	—	$930,617,879
Short-Term Securities	$17,809,700	1,700,000	—	19,509,700

Total	$17,809,700	$932,317,879	—	$950,127,579

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Liabilities:
Interest rate contracts	$(18,616)	—	—	$(18,616)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and liabilities are categorized within the disclosure hierachy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$263,189	—	—	$263,189
Cash pledged for financial futures contracts	416,000	—	—	416,000
Liabilities:
TOB trust certificates	—	$(83,126,361)	—	(83,126,361)
VMTP Shares	—	(287,100,000)	—	(287,100,000)

Total	$679,189	$(370,226,361)	—	$(369,547,172)

There were no transfers between levels during the six months ended October 31, 2013.

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments October 31, 2013 (Unaudited)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.5%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$1,490	$1,479,391
Alaska — 1.0%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	1,570	1,475,345
5.00%, 6/01/46	2,250	1,547,842

		3,023,187
Arizona — 0.3%
County of Maricopa Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	900	753,282
County of Pima Arizona IDA, RB, Arizona Charter Schools Project, Series C, 6.75%, 7/01/31	45	44,379

		797,661
California — 14.5%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	2,200	2,445,762
Sutter Health, Series B, 6.00%, 8/15/42	3,170	3,656,088
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	1,265	1,303,051
California Pollution Control Financing Authority, RB:
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37 (a)	1,025	904,480
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (a)	2,560	2,146,765
San Diego County Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	1,230	1,092,314
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	1,185	1,364,362
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A:
5.25%, 5/15/39	800	853,872
5.00%, 5/15/40	5,930	6,045,753
San Diego Community College District, GO, Election of 2006, 5.00%, 8/01/43	1,085	1,145,782
San Marcos Unified School District, GO, CAB, Election of 2010, Series B (b):
5.66%, 8/01/41	5,000	1,062,500
5.68%, 8/01/42	2,000	399,680
State of California, GO, Various Purpose:
6.00%, 3/01/33	2,525	2,952,508
6.50%, 4/01/33	14,925	17,772,988
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement Revenue, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	1,075	1,004,018

		44,149,923
Colorado — 2.5%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	1,060	1,184,624
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	1,000	930,540
Colorado State Board of Governors, Refunding RB, State University System Enterprise, Series A, 5.00%, 3/01/43	1,180	1,243,732
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Public Improvement Fee, Tax Increment, 8.00%, 6/01/14 (c)	3,300	3,482,160
University of Colorado, RB, Series A, 5.75%, 6/01/28	750	873,195

		7,714,251
Municipal Bonds	Par (000)	Value
Connecticut — 2.0%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	$1,375	$1,410,970
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, 5.00%, 7/01/35	3,385	3,550,899
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	950	949,943

		5,911,812
Delaware — 1.7%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	1,125	1,156,984
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	4,065	3,854,433

		5,011,417
District of Columbia — 2.3%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	240	249,614
Metropolitan Washington Airports Authority, Refunding RB:
CAB, Second Senior Lien, Series B (AGC), 5.81%, 10/01/33 (b)	6,590	2,106,230
CAB, Second Senior Lien, Series B (AGC), 5.89%, 10/01/34 (b)	4,830	1,434,269
CAB, Second Senior Lien, Series B (AGC), 6.00%, 10/01/35 (b)	6,515	1,783,286
First Senior Lien, Series A, 5.25%, 10/01/44	1,500	1,518,930

		7,092,329
Florida — 5.6%
County of Hillsborough Florida IDA, RB, National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	2,720	2,721,224
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	1,165	1,203,981
County of Tampa-Hillsborough Florida Expressway Authority, Refunding RB:
Series A, 5.00%, 7/01/37	2,015	2,057,496
Series B, 5.00%, 7/01/42	2,510	2,537,986
Fiddlers Creek Community Development District No. 2, Special Assessment Bonds, Series A, 6.38%, 5/01/35 (d)(e)	2,350	1,223,081
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	3,015	3,315,264
Midtown Miami Community Development District, Special Assessment Bonds, Series A, 6.25%, 5/01/37	915	915,174
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	1,155	721,344
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	2,480	2,254,543

		16,950,093
Georgia — 3.9%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	130	132,896
Fulton County Residential Care Facilities for the Elderly Authority, Refunding RB, Canterbury Court Project, Series A, 6.13%, 2/15/26	2,000	2,005,260
Metropolitan Atlanta Rapid Transit Authority, RB, Sale Tax, Third Indenture, Series A, 5.00%, 7/01/39	3,465	3,582,013
Municipal Electric Authority of Georgia, Refunding RB:
Series W, 6.60%, 1/01/18 (f)	205	207,083
Series W, 6.60%, 1/01/18	4,370	4,746,563
Series X, 6.50%, 1/01/20	990	1,134,659

		11,808,474

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	59

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	$1,355	$1,457,289
Illinois — 17.3%
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien, Series C, 6.50%, 1/01/41	5,865	6,595,427
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	4,535	4,260,406
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	820	855,891
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	800	818,808
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,050	1,067,231
City of Chicago Illinois Waterworks, Refunding RB, Second Lien, Water Project (AGM), 5.25%, 11/01/33	1,325	1,367,850
City of Chicago Illinois Waterworks Revenue, Refunding RB, Second Lien Project, 5.00%, 11/01/42	2,865	2,834,717
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	805	844,992
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/38	5,000	5,638,200
Community Rehabilitation Providers Facilities, Series A, 6.50%, 7/01/22	285	274,928
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	970	975,083
Central Dupage Health, Series B, 5.50%, 11/01/39	1,610	1,699,790
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	2,315	2,319,908
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	3,150	3,095,001
Series B-2, 5.00%, 6/15/50	2,500	2,402,575
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	440	483,828
6.00%, 6/01/28	1,140	1,222,308
Regional Transportation Authority, RB:
Series A (NPFGC), 6.70%, 11/01/21	5,920	6,892,597
Series A (AMBAC), 7.20%, 11/01/20	1,065	1,248,617
Series C (NPFGC), 7.75%, 6/01/20	2,500	3,023,675
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	630	651,943
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	2,800	2,801,708
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,350	1,297,876

		52,673,359
Indiana — 5.0%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A:
4.00%, 8/01/35	1,130	1,056,550
4.00%, 2/01/38	1,810	1,644,783
Indiana Finance Authority, RB, Series A:
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	450	401,589
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	1,430	1,259,816
Sisters of St. Francis Health, 5.25%, 11/01/39	840	857,312
Wastewater Utility, CWA Authority Project, First Lien, 5.25%, 10/01/38	3,280	3,395,784
Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indiana Finance Authority, Refunding RB, Series A:
Community Health Network Project, 5.00%, 5/01/42	$1,885	$1,837,479
Parkview Health System, 5.75%, 5/01/31	2,795	2,960,772
Indianapolis Local Public Improvement Bond Bank, RB, Series A:
5.00%, 1/15/36	395	412,451
5.00%, 1/15/40	1,270	1,312,507

		15,139,043
Iowa — 1.8%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	960	930,605
5.50%, 12/01/22	2,340	2,236,782
5.25%, 12/01/25	460	419,902
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	1,735	1,798,744

		5,386,033
Kentucky — 0.5%
Kentucky Economic Development Finance Authority, RB, Series A:
Catholic Health Initiatives, 5.25%, 1/01/45 (g)	995	990,383
Owensboro Medical Health System, 6.38%, 6/01/40	620	653,641

		1,644,024
Louisiana — 3.9%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, Series A-1, 6.50%, 11/01/35	3,320	3,574,577
Sabine River Authority Louisiana, Refunding RB, International Paper Co. Project, 6.20%, 2/01/25	3,600	3,605,076
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	1,020	1,039,584
5.25%, 5/15/31	870	865,050
5.25%, 5/15/32	1,110	1,098,312
5.25%, 5/15/33	1,205	1,187,600
5.25%, 5/15/35	505	495,410

		11,865,609
Maine — 0.3%
Maine Turnpike Authority, RB, Series A, 5.00%, 7/01/42	885	923,515
Maryland — 2.0%
County of Montgomery Maryland, GO, West Germantown Development District, Series A (Radian), 6.70%, 7/01/27	1,100	1,104,983
Maryland Community Development Administration, Refunding RB, Residential, Series D, AMT, 4.90%, 9/01/42	1,500	1,465,920
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	435	440,507
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,160	1,207,026
Maryland Health & Higher Educational Facilities Authority, RB, Series B:
Ascension Health Alliance, 5.00%, 11/15/51	675	675,425
University of Maryland Medical System (NPFGC), 7.00%, 7/01/22	890	1,084,314

		5,978,175

See Notes to Financial Statements.

60	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Massachusetts — 3.8%
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	$1,805	$1,834,241
Massachusetts HFA, RB, AMT:
S/F Housing, Series 130, 5.00%, 12/01/32	2,720	2,734,525
Series A, 5.20%, 12/01/37	2,830	2,826,010
Massachusetts HFA, Refunding, HRB, Series F, AMT, 5.70%, 6/01/40	2,055	2,103,046
Massachusetts School Building Authority, RB:
(AGM), 5.00%, 8/15/30	415	433,505
Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	1,420	1,493,669

		11,424,996
Michigan — 7.8%
City of Detroit Michigan Sewage Disposal System, Refunding RB:
Second Lien, Series B (AGM), 7.50%, 7/01/33	910	976,903
Senior Lien, Series A, 5.00%, 7/01/32	1,565	1,418,281
Senior Lien, Series A, 5.25%, 7/01/39	4,425	4,068,611
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	1,380	1,408,801
Michigan State Hospital Finance Authority, Refunding RB, Series A:
Henry Ford Health System, 5.25%, 11/15/46	5,080	4,915,814
McLaren Health Care, 5.75%, 5/15/38	8,560	9,346,407
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,400	1,684,032

		23,818,849
Mississippi — 1.5%
County of Lowndes Mississippi, Refunding RB, Solid Waste Disposal & Pollution Control, Weyerhaeuser Co. Project, Series A, 6.80%, 4/01/22	3,000	3,342,060
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	1,065	1,122,329

		4,464,389
Missouri — 0.1%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	255	263,703
Nebraska — 0.7%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	825	848,438
5.00%, 9/01/42	1,445	1,412,531

		2,260,969
New Jersey — 4.9%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	1,955	1,796,723
New Jersey EDA, Refunding, Special Assessment Kapkowski Road Landfill Project, 5.75%, 4/01/31	2,240	2,203,600
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.38%, 10/01/28	715	750,393
New Jersey State Turnpike Authority, RB, Series A:
5.00%, 1/01/38	1,295	1,343,796
5.00%, 1/01/43	1,985	2,031,131
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	1,635	1,721,099
Series B, 5.25%, 6/15/36	2,460	2,585,903
Rutgers The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/38	505	535,972
5.00%, 5/01/43	525	551,744
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	1,335	1,234,928

		14,755,289
Municipal Bonds	Par (000)	Value
New York — 14.6%
Metropolitan Transportation Authority, RB, Series C, 6.50%, 11/15/28	$9,405	$11,034,510
New York City IDA, RB, British Airways PLC Project, AMT, 7.63%, 12/01/32	1,920	1,929,024
New York City Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series C-1, 6.50%, 7/01/17	595	590,663
New York City Transitional Finance Authority, RB:
Fiscal 2009, Series S-3, 5.25%, 1/15/39	6,700	7,345,411
Future Tax Secured Bonds, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	2,460	2,578,375
New York Liberty Development Corp., RB, Liberty, Secured by Port Authority Consolidated, Series 1WTC, 5.25%, 12/15/43	10,735	11,202,939
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,220	1,292,431
New York State Dormitory Authority, RB, Series F, 5.00%, 3/15/35	3,035	3,136,005
New York State Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 6/15/31	1,790	1,939,841
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	1,165	1,256,755
6.00%, 12/01/42	1,250	1,340,662
Westchester County Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series E-1, 6.50%, 7/01/17	850	844,076

		44,490,692
North Carolina — 1.8%
Gaston County Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	1,675	1,549,760
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	1,400	1,420,356
North Carolina Medical Care Commission, Refunding RB:
Carolina Village Project, 6.00%, 4/01/38	2,000	1,989,720
Retirement Facilities, First Mortgage, Whitestone Project, Series A, 7.75%, 3/01/41	595	627,838

		5,587,674
Oregon — 0.1%
City of Tigard Oregon, Refunding RB, Water System, 5.00%, 8/01/37	250	262,263
Pennsylvania — 1.1%
Pennsylvania Economic Development Financing Authority, RB, Aqua Pennsylvania, Inc. Project, 5.00%, 11/15/40	1,890	1,924,436
Philadelphia Authority for Industrial Development, RB, Commercial Development, AMT, 7.75%, 12/01/17	1,265	1,265,721

		3,190,157
South Carolina — 1.1%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	3,280	3,406,739
Tennessee — 0.5%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45 (g)	1,380	1,373,597
County of Rutherford Tennessee Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/47	210	213,330

		1,586,927

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	61

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas — 11.2%
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33 (d)(e)	$1,500	$22,485
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	2,140	2,188,064
Senior Lien, Series A, 5.00%, 1/01/33	100	96,995
Sub-Lien, 5.00%, 1/01/33	355	321,992
Sub-Lien, 5.00%, 1/01/42	315	272,025
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	510	538,325
City of Houston Texas, RB, Special Facilities, Continental Airlines, Inc., Series E, AMT, 6.75%, 7/01/21	4,820	4,819,373
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	2,515	2,624,604
Clifton Higher Education Finance Corp., RB, Series B, 6.00%, 8/15/43	745	772,833
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Scott & White Healthcare, Series A, 5.00%, 8/15/43	360	360,526
Dallas-Fort Worth International Airport, Refunding ARB, Joint Improvement, Series E, AMT, 5.00%, 11/01/35	1,800	1,762,380
Fort Bend County Industrial Development Corp., RB, NRG Energy Project, Series B, 4.75%, 11/01/42	1,475	1,275,477
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (c)	2,000	2,601,620
Matagorda County Navigation District No. 1, Refunding RB, AEP Texas Central Co. Project, Series 1, 4.00%, 6/01/30	1,080	968,209
North Texas Tollway Authority, Refunding RB, 1st Tier, Series A, 6.25%, 1/01/39	7,000	7,748,790
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/29	1,000	984,720
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	3,000	3,274,200
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	3,000	3,237,330

		33,869,948
Utah — 1.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	2,780	2,817,419
County of Utah Utah, RB, IHC Health Services, Inc., 5.00%, 5/15/43	2,010	2,059,406
University of Utah, RB, General, Series A, 5.00%, 8/01/43	635	664,902

		5,541,727
Virginia — 2.8%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc.:
5.13%, 10/01/37	500	501,650
5.13%, 10/01/42	3,440	3,447,706
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	1,615	1,598,107
6.00%, 1/01/37	2,915	3,018,220

		8,565,683
Washington — 2.2%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45 (g)	2,290	2,396,027
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	3,700	4,155,655

		6,551,682
Municipal Bonds	Par (000)	Value
Wisconsin — 4.5%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	$7,100	$7,933,469
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Care Group, 5.00%, 11/15/33	2,465	2,575,876
WPPI Energy Wisconsin, Refunding RB, Power Supply System, Series A:
5.00%, 7/01/29	375	402,930
5.00%, 7/01/30	475	505,685
5.00%, 7/01/31	1,035	1,095,951
5.00%, 7/01/37	1,260	1,292,962

		13,806,873
Total Municipal Bonds — 126.1%		382,854,145

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
California — 6.5%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	3,271	3,515,407
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (i)	2,610	2,795,127
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	9,480	9,904,325
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	2,290	2,415,927
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,077	1,200,940

		19,831,726
Colorado — 0.8%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (i)	2,129	2,332,210
Connecticut — 2.1%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series Z-3, 5.05%, 7/01/42	6,000	6,467,340
Florida — 1.9%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	5,679	5,890,563
Illinois — 1.1%
Illinois State Toll Highway Authority, RB, Senior Priority, Series B, 5.50%, 1/01/33	2,999	3,244,580
Maryland — 0.8%
Maryland State Transportation Authority, RB, Transportation Facilities Project (AGM), 5.00%, 7/01/41	2,290	2,381,096
Massachusetts — 0.8%
Massachusetts State School Building Authority, RB, Series B, 5.00%, 10/15/41	2,266	2,366,717
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (i)	2,009	2,185,024
New York — 5.5%
Hudson Yards Infrastructure Corp., RB, Senior, Series A, 5.75%, 2/15/47 (i)	1,610	1,705,321

See Notes to Financial Statements.

62	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
New York (concluded)
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Second General Resolution:
Series DD, 5.00%, 6/15/37	$6,299	$6,581,141
Series FF-2, 5.50%, 6/15/40	1,575	1,686,026
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (i)	6,440	6,874,893

		16,847,381
North Carolina — 2.1%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series A, 5.00%, 10/01/41	6,239	6,410,274
Ohio — 5.8%
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,400	2,485,056
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	13,843	15,120,392

		17,605,448
South Carolina — 1.8%
South Carolina State Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (i)	4,995	5,408,986
Texas — 3.6%
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	3,400	3,517,776
Board of Regents of the University of Texas, Refunding RB, Series 2012B, 5.00%, 8/15/43	1,830	1,938,326
Texas Department of Housing & Community Affairs, RB, S/F Mortgage, Series B, AMT (Ginnie Mae), 5.25%, 9/01/32	2,391	2,424,968
Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Texas (concluded)
Texas State University System, Refunding RB (AGM), 5.00%, 3/15/30	$2,743	$2,913,394

		10,794,464
Washington — 5.8%
Central Puget Sound Regional Transit Authority, RB, Series A:
5.00%, 11/01/34	5,000	5,274,075
5.00%, 11/01/36	4,000	4,219,260
(AGM), 5.00%, 11/01/32	7,693	8,100,593

		17,593,928
Wisconsin — 0.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/39 (i)	2,499	2,565,358
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 40.1%		121,925,095
Total Long-Term Investments (Cost — $486,656,900) — 166.2%		504,779,240

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (j)(k)	3,169,109	3,169,109
Total Short-Term Securities (Cost — $3,169,109) — 1.0%		3,169,109
Total Investments (Cost — $489,826,009) — 167.2%		507,948,349
Other Assets Less Liabilities — 0.9%		2,653,210
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.0)%		(66,894,847)
VMTP Shares, at Liquidation Value — (46.1)%		(140,000,000)

Net Assets Applicable to Common Shares — 100.0%		$303,706,712

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(f)	Security is collateralized by municipal or US Treasury obligations.

(g)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Morgan Stanley & Co. LLC	$4,760,007	$95,464

(h)	Represent bonds transferred to a TOB. In exchange the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(i)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to July 1, 2017 is $12,747,501.

(j)	Represents the current yield as of report date.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	63

Schedule of Investments (concluded)	BlackRock MuniVest Fund II, Inc. (MVT)

(k)	Investments in issuers considered to be an affiliate of the Fund during the six months ended October 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at October 31, 2013	Income
FFI Institutional Tax-Exempt Fund	5,335,715	(2,166,606)	3,169,109	$892

•	Financial futures contracts as of October 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(93)	10-Year US Treasury Note	Chicago Board of Trade	December 2013	$11,844,422	$(7,367)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$504,779,240	—	$504,779,240
Short-Term Securities	$3,169,109	—	—	3,169,109

Total	$3,169,109	$504,779,240	—	$507,948,349

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(7,367)	—	—	$(7,367)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$165,000	—	—	$165,000
Liabilities:
TOB trust certificates	—	$(66,878,016)	—	(66,878,016)
VMTP Shares	—	(140,000,000)	—	(140,000,000)

Total	$165,000	$(206,878,016)	—	$(206,713,016)

There were no transfers between levels during the six months ended October 31, 2013.

See Notes to Financial Statements.

64	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Statements of Assets and Liabilities

October 31, 2013 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Assets
Investments at value — unaffiliated[1]	$528,087,827	$557,270,626	$357,011,537	$264,225,828	$281,609,239	$932,317,879	$504,779,240
Investments at value — affiliated[2]	1,850,232	2,076,220	9,986,495	4,929,995	34,803	17,809,700	3,169,109
Cash	—	124,580	—	—	—	263,189	—
Cash pledged for financial futures contracts	252,000	107,000	121,000	91,000	190,000	416,000	165,000
Interest receivable	9,301,813	7,893,810	5,607,256	3,977,094	3,851,686	12,887,822	8,525,617
Investments sold receivable	5,989,597	780,000	—	210,585	7,122,109	1,980,569	1,061,170
Variation margin receivable of financial futures contracts	22,188	9,375	10,625	7,969	16,719	36,719	14,531
Deferred offering costs	—	227,707	69,205	58,249	70,685	176,195	95,197
Prepaid expenses	—	48,291	318	62	225	1,516	637

Total assets	545,503,657	568,537,609	372,806,436	273,500,782	292,895,466	965,889,589	517,810,501

Accrued Liabilities
Investments purchased payable	8,495,870	12,654,215	7,635,106	4,529,538	3,368,014	13,539,471	5,011,196
Income dividends payable — Common Shares	2,236,480	1,788,707	1,293,190	937,918	878,156	2,738,183	1,907,462
Investment advisory fees payable	248,108	233,708	167,116	123,028	123,544	440,721	216,051
Officer’s and Directors’ fees payable	3,072	2,586	2,020	1,467	1,611	208,162	2,752
Interest expense and fees payable	12,981	21,555	13,203	11,344	8,392	23,014	16,831
Other accrued expenses payable	110,502	102,110	40,710	50,471	54,485	121,953	71,481

Total accrued liabilities	11,107,013	14,802,881	9,151,345	5,653,766	4,434,202	17,071,504	7,225,773

Other Liabilities
TOB trust certificates	71,143,448	78,630,712	57,579,446	46,192,990	27,899,735	83,126,361	66,878,016
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	142,500,000	—	—	—	—	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	—	—	83,700,000	55,000,000	87,000,000	287,100,000	140,000,000

Total other liabilities	71,143,448	221,130,712	141,279,446	101,192,990	114,899,735	370,226,361	206,878,016

Total liabilities	82,250,461	235,933,593	150,430,791	106,846,756	119,333,937	387,297,865	214,103,789

Net Assets Applicable to Common Shareholders	$463,253,196	$332,604,016	$222,375,645	$166,654,026	$173,561,529	$578,591,724	$303,706,712

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5]	$479,994,397	$316,107,255	$210,741,011	$155,479,956	$175,219,629	$543,645,761	$286,938,288
Undistributed net investment income	2,161,119	7,091,783	3,259,674	3,265,551	2,531,139	7,552,842	4,759,433
Accumulated net realized loss	(15,193,991)	(12,348,034)	(1,397,494)	(817,440)	(15,247,845)	(3,190,497)	(6,105,982)
Net unrealized appreciation/depreciation	(3,708,329)	21,753,012	9,772,454	8,725,959	11,058,606	30,583,618	18,114,973

Net Assets Applicable to Common Shareholders	$463,253,196	$332,604,016	$222,375,645	$166,654,026	$173,561,529	$578,591,724	$303,706,712

Net asset value, per Common Share	$12.95	$11.25	$15.73	$14.75	$13.34	$15.11	$14.49

[1] Investments at cost — unaffiliated	$531,784,907	$535,496,923	$347,233,696	$255,495,829	$270,542,157	$901,715,645	$486,656,900
[2] Investments at cost — affiliated	$1,850,232	$2,076,220	$9,986,495	$4,929,995	$34,803	$17,809,700	$3,169,109
[3] VRDP/VMTP Shares outstanding, par value $0.10 per share	—	1,425	837	550	870	2,871	1,400
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	—	8,905	5,837	4,030	6,230	15,671	8,400
[5] Common Shares outstanding, 200 million shares authorized, $0.10 par value	35,783,679	29,565,404	14,133,224	11,300,218	13,009,717	38,296,266	20,960,977

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	65

Statements of Operations

Six Months Ended October 31, 2013 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Investment Income
Interest	$15,654,927	$13,628,703	$9,214,715	$6,808,758	$6,752,138	$20,567,079	$13,499,373
Income — affiliated	590	449	622	286	687	1,823	892

Total income	15,655,517	13,629,152	9,215,337	6,809,044	6,752,825	20,568,902	13,500,265

Expenses
Investment advisory	1,520,124	1,417,241	1,043,402	771,414	840,879	2,683,408	1,359,810
Professional	38,283	40,289	45,158	34,972	39,952	60,872	44,479
Accounting services	40,913	41,216	29,204	23,126	24,800	61,508	40,847
Officer and Directors	26,067	18,895	12,945	9,646	10,133	46,722	17,737
Transfer agent	30,376	20,721	13,485	11,821	11,086	25,935	17,043
Custodian	13,684	15,156	9,791	7,378	8,329	23,352	12,985
Printing	5,912	5,733	5,024	4,605	4,648	7,222	6,476
Registration	825	699	649	624	625	924	650
Miscellaneous	27,431	32,298	41,119	39,045	34,966	52,667	41,462

Total expenses excluding interest expense, fees and amortization of offering costs	1,703,615	1,592,248	1,200,777	902,631	975,418	2,962,610	1,541,489
Interest expense, fees and amortization of offering costs[1]	295,209	1,011,520	700,504	496,399	632,435	1,930,196	1,093,211

Total expenses	1,998,824	2,603,768	1,901,281	1,399,030	1,607,853	4,892,806	2,634,700
Less fees waived by Manager	(712)	(413)	(676)	(302)	(82,896)	(1,635)	(1,016)

Total expenses after fees waived	1,998,112	2,603,355	1,900,605	1,398,728	1,524,957	4,891,171	2,633,684

Net investment income	13,657,405	11,025,797	7,314,732	5,410,316	5,227,868	15,677,731	10,866,581

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(891,542)	(3,048,358)	(1,316,998)	(1,173,027)	(8,613,701)	(3,742,604)	(2,144,190)
Financial futures contracts	200,454	393,146	218,524	116,434	684,457	772,601	256,237

	(691,088)	(2,655,212)	(1,098,474)	(1,056,593)	(7,929,244)	(2,970,003)	(1,887,953)

Net change in unrealized appreciation/depreciation on:
Investments	(50,636,000)	(38,826,397)	(32,513,009)	(23,593,785)	(17,862,731)	(53,819,685)	(43,980,378)
Financial futures contracts	418,805	209,832	351,272	155,953	243,311	480,380	382,543

	(50,217,195)	(38,616,565)	(32,161,737)	(23,437,832)	(17,619,420)	(53,339,305)	(43,597,835)

Total realized and unrealized loss	(50,908,283)	(41,271,777)	(33,260,211)	(24,494,425)	(25,548,664)	(56,309,308)	(45,485,788)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(37,250,878)	$(30,245,980)	$(25,945,479)	$(19,084,109)	$(20,320,796)	$(40,631,577)	$(34,619,207)

[1] Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

66	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Statements of Changes in Net Assets

	BlackRock MuniAssets Fund, Inc. (MUA)		BlackRock MuniEnhanced Fund, Inc. (MEN)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013

Operations
Net investment income	$13,657,405	$27,672,775	$11,025,797	$20,863,078
Net realized gain (loss)	(691,088)	4,181,719	(2,655,212)	413,480
Net change in unrealized appreciation/depreciation	(50,217,195)	27,645,943	(38,616,565)	14,501,115

Net increase (decrease) in net assets to Common Shareholders resulting from operations	(37,250,878)	59,500,437	(30,245,980)	35,777,673

Dividends to Common Shareholders From
Net investment income	(13,418,880)	(27,772,135)[1]	(10,657,059)	(20,531,117)[1]

Capital Share Transactions
Reinvestment of common dividends	—	597,054	248,371	995,097

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(50,669,758)	32,325,356	(40,654,668)	16,241,653
Beginning of period	513,922,954	481,597,598	373,258,684	357,017,031

End of period	$463,253,196	$513,922,954	$332,604,016	$373,258,684

Undistributed net investment income, end of period	$2,161,119	$1,922,594	$7,091,783	$6,723,045

	BlackRock MuniHoldings Fund, Inc. (MHD)		BlackRock MuniHoldings II Fund, Inc. (MUH)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013

Operations
Net investment income	$7,314,732	$15,016,849	$5,410,316	$11,018,658
Net realized gain (loss)	(1,098,474)	940,190	(1,056,593)	1,895,365
Net change in unrealized appreciation/depreciation	(32,161,737)	13,339,344	(23,437,832)	8,628,659
Distributions to VMTP Shareholders from net realized gain	—	(115,598)	—	(66,164)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(25,945,479)	29,180,785	(19,084,109)	21,476,518

Dividends and Distributions to Common Shareholders From
Net investment income	(7,758,211)	(15,802,003)[1]	(5,627,509)	(11,743,669)[1]
Net realized gain	—	(2,694,641)[1]	—	(1,836,005)[1]

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(7,758,211)	(18,496,644)	(5,627,509)	(13,579,674)

Capital Share Transactions
Reinvestment of common dividends and distributions	168,146	1,237,551	—	844,464

Net Assets Assets Applicable to Common Shareholders
Total increase (decrease) in net assets	(33,535,544)	11,921,692	(24,711,618)	8,741,308
Beginning of period	255,911,189	243,989,497	191,365,644	182,624,336

End of period	$222,375,645	$255,911,189	$166,654,026	$191,365,644

Undistributed net investment income, end of period	$3,259,674	$3,703,153	$3,265,551	$3,469,290

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	67

Statements of Changes in Net Assets

	BlackRock MuniHoldings Quality Fund, Inc. (MUS)		BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013

Operations
Net investment income	$5,227,868	$10,810,579	$15,677,731	$31,218,864
Net realized gain (loss)	(7,929,244)	5,258,789	(2,970,003)	6,278,090
Net change in unrealized appreciation/depreciation	(17,619,420)	4,576,039	(53,339,305)	15,436,040
Distributions to VRDP Shareholders from net realized gain	—	—	—	(104,404)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(20,320,796)	20,645,407	(40,631,577)	52,828,590

Dividends and Distributions to Common Shareholders From
Net investment income	(5,353,499)	(11,540,016)[1]	(16,429,098)	(33,231,587)[1]
Net realized gain	—	—	—	(4,957,743)[1]

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(5,353,499)	(11,540,016)	(16,429,098)	(38,189,330)

Capital Share Transactions
Reinvestment of common dividends	—	563,444	—	3,576,025

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(25,674,295)	9,668,835	(57,060,675)	18,215,285
Beginning of period	199,235,824	189,566,989	635,652,399	617,437,114

End of period	$173,561,529	$199,235,824	$578,591,724	$635,652,399

Undistributed net investment income, end of period	$2,531,139	$2,656,770	$7,552,842	$8,304,209

	BlackRock MuniVest Fund II, Inc. (MVT)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013

Operations
Net investment income	$10,866,581	$22,156,428
Net realized gain (loss)	(1,887,953)	2,299,157
Net change in unrealized appreciation/depreciation	(43,597,835)	14,729,364

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(34,619,207)	39,184,949

Dividends to Common Shareholders From
Net investment income	(11,430,854)	(22,892,921)[1]

Capital Share Transactions
Reinvestment of common dividends	758,899	1,764,861

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(45,291,162)	18,056,889
Beginning of period	348,997,874	330,940,985

End of period	$303,706,712	$348,997,874

Undistributed net investment income, end of period	$4,759,433	$5,323,706

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

68	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Statements of Cash Flows

Six Months Ended October 31, 2013 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Cash Provided by Operating Activities
Net decrease in net assets resulting from operations, excluding distributions to VRDP/VMTP Shareholders	$(37,250,878)	$(30,245,980)	$(25,945,479)	$(19,084,109)	$(20,320,796)	$(40,631,577)	$(34,619,207)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	(19,130)	(192,999)	275,679	181,301	348,887	904,010	316,475
(Increase) decrease in cash pledged for financial futures contracts	(10,000)	106,000	79,000	28,000	56,000	(3,000)	107,000
(Increase) decrease in prepaid expenses	8,895	(38,194)	6,687	5,100	5,636	16,170	9,255
(Increase) decrease in variation margin receivable	(4,938)	5,625	6,344	469	719	(7,375)	4,782
Decrease in investment advisory fees payable	(16,712)	(10,461)	(16,760)	(12,936)	(13,827)	(22,069)	(24,732)
Decrease in interest expense and fees payable	(28,723)	(19,426)	(25,197)	(20,154)	(15,179)	(35,078)	(39,980)
Decrease in other accrued expenses payable	(247,335)	(8,872)	(51,433)	(23,630)	(24,173)	(133,201)	(35,727)
Increase in Officer’s and Directors’ fees payable	2,896	2,109	1,665	1,202	1,315	30,190	2,272
Net realized and unrealized loss on investments	51,527,542	41,874,755	33,830,007	24,766,812	26,476,432	57,562,289	46,124,568
Amortization of premium and accretion of discount on investments	(427,419)	(533,961)	64,337	(135,455)	528,251	1,892,867	62,335
Amortization of deferred offering costs	—	6,188	28,987	24,781	29,569	36,101	39,259
Proceeds from sales of long-term investments	50,165,400	56,144,117	49,660,379	35,149,703	122,049,527	143,736,520	70,706,176
Purchases of long-term investments	(52,332,348)	(52,487,046)	(30,702,908)	(22,272,461)	(103,024,505)	(109,798,628)	(43,507,903)
Net proceeds from sales (purchases) of short-term securities	7,359,420	(1,530,315)	(8,742,366)	(3,760,239)	374,671	(14,042,585)	2,166,606

Cash provided by operating activities	18,726,670	13,071,540	18,468,942	14,848,384	26,472,527	39,504,634	41,311,179

Cash Used for Financing Activities
Cash receipts from TOB trust certificates	—	5,219,166	6,954,941	5,507,262	1,108,914	—	6,794,060
Cash payments for TOB trust certificates	(5,307,790)	(7,832,545)	(19,128,050)	(15,668,746)	(22,143,379)	(22,812,347)	(39,302,379)
Cash dividends paid to Common Shareholders	(13,418,880)	(10,333,581)	(7,589,170)	(5,627,509)	(5,438,062)	(16,429,098)	(10,667,266)

Cash used for financing activities	(18,726,670)	(12,946,960)	(19,762,279)	(15,788,993)	(26,472,527)	(39,241,445)	(43,175,585)

Cash
Net increase (decrease) in cash	—	124,580	(1,293,337)	(940,609)	—	263,189	(1,864,406)
Cash at beginning of period	—	—	1,293,337	940,609	—	—	1,864,406

Cash at end of period	—	$124,580	—	—	—	$263,189	—

Cash Flow Information
Cash paid during the period for interest and fees	$323,932	$1,024,758	$696,714	$491,772	$618,045	$1,929,173	$1,093,932

Non-Cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	—	$248,371	$168,146	—	—	—	$758,899

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	69

Financial Highlights	BlackRock MuniAssets Fund, Inc. (MUA)

	Six Months Ended October 31, 2013 (Unaudited)		Year Ended April 30,				Period June 1, 2008 to April 30, 2009		Year Ended May 31, 2008
			2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$14.36		$13.47	$12.14	$12.63	$10.59	$12.79		$13.87

Net investment income[1]	0.38		0.77	0.76	0.73	0.80	0.72		0.78
Net realized and unrealized gain (loss)	(1.41)		0.90	1.32	(0.46)	2.06	(2.18)		(1.04)

Net increase (decrease) from investment operations	(1.03)		1.67	2.08	0.27	2.86	(1.46)		(0.26)

Dividends and distributions from:
Net investment income	(0.38)		(0.78)[2]	(0.75)[2]	(0.76)[2]	(0.82)[2]	(0.74)[2]		(0.82)[2]
Net realized gain	—		—	—	—	—	—		(0.00)[2,3]

Total dividends and distributions	(0.38)		(0.78)	(0.75)	(0.76)	(0.82)	(0.74)		(0.82)

Net asset value, end of period	$12.95		$14.36	$13.47	$12.14	$12.63	$10.59		$12.79

Market price, end of period	$12.08		$13.96	$13.15	$11.27	$12.65	$10.91		$13.35

Total Investment Return[4]
Based on net asset value	(6.99)%	[5]	12.70%	17.90%	2.31%	27.72%	(11.29)%	[5]	(1.90)%

Based on market price	(10.75)%	[5]	12.22%	23.99%	(5.17)%	24.17%	(12.45)%	[5]	(7.12)%

Ratios to Average Net Assets
Total expenses	0.83%	[6]	0.83%	0.77%	0.78%	0.72%	0.77%	[6]	0.70%

Total expenses after fees waived and paid indirectly[7]	0.83%	[6]	0.83%	0.77%	0.78%	0.72%	0.76%	[6]	0.69%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[7]	0.71%	[6]	0.71%	0.70%	0.74%	0.67%	0.70%	[6]	0.66%

Net investment income	5.70%	[6]	5.52%	6.00%	6.07%	6.72%	7.13%	[6]	5.81%

Supplemental Data
Net assets, end of period (000)	$463,253		$513,923	$481,598	$433,891	$266,831	$221,899		$266,913

Portfolio turnover	9%		19%	28%	24%	44%	23%		23%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

70	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Financial Highlights	BlackRock MuniEnhanced Fund, Inc. (MEN)

	Six Months Ended October 31, 2013 (Unaudited)		Year Ended April 30,								Period February 1, 2009 to April 30, 2009		Year Ended January 31, 2009
			2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$12.63		$12.12		$10.30		$10.90		$9.77		$9.15		$11.16

Net investment income[1]	0.37		0.71		0.69		0.73		0.75		0.18		0.72
Net realized and unrealized gain (loss)	(1.39)		0.50		1.82		(0.62)		1.04		0.58		(2.02)
Dividends to AMPS shareholders from net investment income	—		—		(0.00)[2]		(0.03)		(0.03)		(0.01)		(0.19)

Net increase (decrease) from investment operations	(1.02)		1.21		2.51		0.08		1.76		0.75		(1.49)

Dividends to Common shareholders from net investment income	(0.36)		(0.70)[3]		(0.69)[3]		(0.68)[3]		(0.63)[3]		(0.13)[3]		(0.52)[3]

Net asset value, end of period	$11.25		$12.63		$12.12		$10.30		$10.90		$9.77		$9.15

Market price, end of period	$10.46		$12.65		$11.66		$9.99		$10.81		$8.88		$8.31

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	(7.93)%	[5]	10.16%		25.12%		0.78%		18.76%		8.40%	[5]	(13.19)%

Based on market price	(14.53)%	[5]	14.69%		24.11%		(1.44)%		29.59%		8.48%	[5]	(17.46)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.52%	[6]	1.49%		1.70%	[7]	1.24%	[7]	1.20%	[7]	1.46%	[6,7]	1.77%	[7]

Total expenses after fees waived and paid indirectly	1.52%	[6]	1.49%		1.70%	[7]	1.24%	[7]	1.20%	[7]	1.45%	[6,7]	1.76%	[7]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	0.93%	[6]	0.96%	[9]	1.35%	[7,9]	1.09%	[7]	1.04%	[7]	1.22%	[6,7]	1.18%	[7]

Net investment income	6.46%	[6]	5.65%		6.12%	[7]	6.89%	[7]	7.17%	[7]	7.72%	[6,7]	7.43%	[7]

Dividends to AMPS shareholders	—		—		0.03%		0.29%		0.32%		0.56%	[6]	1.92%

Net investment income to Common Shareholders	6.46%	[6]	5.65%		6.09%		6.60%		6.85%		7.16%	[6]	5.51%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$332,604		$373,259		$357,017		$303,264		$320,083		$287,078		$368,689

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		—		$142,575		$142,575		$158,850		$158,850

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$142,500		$142,500		$142,500		—		—		—		—

Portfolio turnover	10%		12%		22%		9%		23%		6%		24%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		—		$78,179		$81,128		$70,185		$67,294

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$333,406		$361,936		$350,538		—		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Do not reflect the effect of dividends to AMPS shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[9]

For the years ended April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were 0.91% and 0.98%, respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	71

Financial Highlights	BlackRock MuniHoldings Fund, Inc. (MHD)

	Six Months Ended October 31, 2013 (Unaudited)		Year Ended April 30,
			2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$18.12		$17.36	$14.67	$15.75	$13.27	$15.20

Net investment income[1]	0.52		1.07	1.12	1.14	1.13	1.07
Net realized and unrealized gain (loss)	(2.36)		1.01	2.67	(1.01)	2.39	(1.94)
Distributions to VMTP Shareholders from net realized gain	—		(0.01)	—	—	—	—
Dividends and distribution to AMPS Shareholders from:
Net investment income	—		—	(0.01)	(0.03)	(0.03)	(0.18)
Net realized gain	—		—	—	(0.00)[2]	(0.00)[2]	(0.01)

Net increase (decrease) from investment operations	(1.84)		2.07	3.78	0.10	3.49	(1.06)

Dividends and distributions to Common Shareholders from:
Net investment income	(0.55)		(1.12)[3]	(1.09)[3]	(1.07)[3]	(0.99)[3]	(0.85)[3]
Net realized gain	—		(0.19)[3]	—	(0.11)[3]	(0.02)[3]	(0.02)[3]

Total dividends and distributions to Common Shareholders	(0.55)		(1.31)	(1.09)	(1.18)	(1.01)	(0.87)

Net asset value, end of period	$15.73		$18.12	$17.36	$14.67	$15.75	$13.27

Market price, end of period	$15.27		$18.20	$18.08	$14.51	$15.70	$11.97

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	(10.06)%	[5]	12.20%	26.57%	0.57%	27.31%	(6.24)%

Based on market price	(13.08)%	[5]	8.21%	33.28%	(0.21)%	40.68%	(12.97)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[6]	1.65%	[7]	1.60%	1.41%	1.28%	1.25%	1.65%

Total expenses after fees waived and paid indirectly[6]	1.65%	[7]	1.60%	1.41%	1.28%	1.25%	1.64%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6,8]	1.04%	[7]	1.02%	1.09% [9]	1.13%	1.11%	1.25%

Net investment income[6]	6.36%	[7]	5.92%	6.95%	7.41%	7.67%	7.98%

Dividends to AMPS Shareholders	—		—	0.09%	0.20%	0.24%	1.32%

Net investment income to Common Shareholders	6.36%	[7]	5.92%	6.86%	7.21%	7.43%	6.66%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$222,376		$255,911	$243,989	$205,368	$219,133	$184,685

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	$83,700	$83,700	$91,925

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$83,700		$83,700	$83,700	—	—	—

Portfolio turnover	9%		16%	19%	15%	41%	19%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	$86,342	$90,454	$75,230

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$365,682		$405,748	$391,505	—	—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Do not reflect the effect of dividends to Preferred Shareholders.

[7]	Annualized.

[8]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[9]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.05%.

See Notes to Financial Statements.

72	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Financial Highlights	BlackRock MuniHoldings Fund II, Inc. (MUH)

	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30,				Period August 1, 2008 to April 30, 2009	Year Ended July 31, 2008
		2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$16.93	$16.23	$13.74	$14.65	$12.47	$13.66	$14.78

Net investment income[1]	0.48	0.98	1.03	1.03	1.02	0.72	1.04
Net realized and unrealized gain (loss)	(2.16)	0.93	2.45	(0.88)	2.08	(1.22)	(1.14)
Distributions to VMTP Shareholders from net realized gain	—	(0.01)	—	—	—	—	—
Dividends and distribution to AMPS Shareholders from:
Net investment income	—	—	(0.01)	(0.02)	(0.02)	(0.10)	(0.26)
Net realized gain	—	—	—	(0.00)[2]	—	—	—

Net increase (decrease) from investment operations	(1.68)	1.90	3.47	0.13	3.08	(0.60)	(0.36)

Dividends and distributions to Common Shareholders from:
Net investment income	(0.50)	(1.04)[3]	(0.98)[3]	(0.97)[3]	(0.90)[3]	(0.59)[3]	(0.76)[3]
Net realized gain	—	(0.16)[3]	—	(0.07)[3]	—	—	—

Total dividends and distributions to Common Shareholders	(0.50)	(1.20)	(0.98)	(1.04)	(0.90)	(0.59)	(0.76)

Net asset value, end of period	$14.75	$16.93	$16.23	$13.74	$14.65	$12.47	$13.66

Market price, end of period	$14.00	$16.75	$16.46	$13.35	$14.68	$11.33	$13.01

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	(9.76)%[5]	11.99%	26.08%	0.92%	25.71%	(3.55)%[5]	(2.30)%

Based on market price	(13.43)%[5]	9.25%	31.60%	(2.14)%	38.64%	(7.99)%[5]	(1.69)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[6]	1.62% [7]	1.59%	1.37%	1.23%	1.25%	1.60% [7]	1.55%

Total expenses after fees waived and paid indirectly[6]	1.62% [7]	1.59%	1.37%	1.23%	1.25%	1.60% [7]	1.55%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6,8]	1.05% [7]	1.03%	1.07% [9]	1.07%	1.10%	1.22% [7]	1.18%

Net investment income[6]	6.28% [7]	5.81%	6.81%	7.18%	7.41%	7.84% [7]	7.07%

Dividends to Preferred Shareholders	—	—	0.05%	0.14%	0.16%	1.07% [7]	1.79%

Net investment income to Common Shareholders	6.28% [7]	5.81%	6.76%	7.04%	7.25%	6.77% [7]	5.28%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$166,654	$191,366	$182,624	$154,259	$163,722	$139,377	$152,633

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—	—	$55,050	$55,050	$61,000	$61,000

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$55,000	$55,000	$55,000	—	—	—	—

Portfolio turnover	9%	16%	18%	15%	41%	19%	28%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	—	—	$95,056	$99,353	$81,123	$87,562

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$403,007	$447,938	$432,044	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Do not reflect the effect of dividends to Preferred Shareholders.

[7]	Annualized.

[8]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[9]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.03%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	73

Financial Highlights	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

	Six Months Ended October 31, 2013 (Unaudited)		Year Ended April 30,
			2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$15.31		$14.61	$12.48		$13.34		$12.27		$13.31

Net investment income[1]	0.40		0.83	0.89		0.91		0.94		0.93
Net realized and unrealized gain (loss)	(1.96)		0.76	2.14		(0.85)		0.97		(1.20)
Dividends to AMPS Shareholders from net investment income	—		—	(0.01)		(0.03)		(0.03)		(0.19)

Net increase (decrease) from investment operations	(1.56)		1.59	3.02		0.03		1.88		(0.46)

Dividends to Common Shareholders from net investment income	(0.41)		(0.89)[2]	(0.89)[2]		(0.89)[2]		(0.81)[2]		(0.58)[2]

Net asset value, end of period	$13.34		$15.31	$14.61		$12.48		$13.34		$12.27

Market price, end of period	$12.17		$14.92	$14.52		$12.31		$13.40		$10.87

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(9.91)%	[4]	11.06%	24.96%		0.21%		16.05%		(2.52)%

Based on market price	(15.66)%	[4]	8.90%	25.90%		(1.60)%		31.59%		(3.97)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.79%	[5]	1.80%	1.49%	[6]	1.34%	[6]	1.36%	[6]	1.88%	[6]

Total expenses after fees waived	1.70%	[5]	1.72%	1.41%	[6]	1.25%	[6]	1.20%	[6]	1.65%	[6]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[7]	1.00%	[5]	1.00%	1.06%	[6]	1.10%	[6]	1.04%	[6]	1.17%	[6]

Net investment income	5.83%	[5]	5.48%	6.50%	[6,8]	7.04%	[6]	7.23%	[6]	7.69%	[6]

Dividends to AMPS Shareholders	—		—	0.08%		0.21%		0.24%		1.61%

Net investment income to Common Shareholders	5.83%	[5]	5.48%	6.42%		6.83%		6.99%		6.08%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$173,562		$199,236	$189,567		$161,720		$171,977		$158,061

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		$87,000		$87,000		$94,200

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$87,000		$87,000	$87,000		—		—		—

Portfolio turnover	31%		34%	30%		28%		22%		35%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—		$71,472		$74,420		$66,951

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$299,496		$329,007	$317,893		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Do not reflect the effect of dividends to AMPS Shareholders.

[7]

Interest expense and fees relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[8]	For the year ended April 30, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.01%.

See Notes to Financial Statements.

74	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Financial Highlights	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

	Six Months Ended October 31, 2013 (Unaudited)		Year Ended April 30,				Period June 1, 2008 to April 30, 2009		Year Ended May 31, 2008
			2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$16.60		$16.21	$14.45	$14.75	$13.05	$14.45		$15.10

Net investment income[1]	0.41		0.82	0.86	0.95	1.02	0.89		1.04
Net realized and unrealized gain (loss)	(1.47)		0.58	1.76	(0.31)	1.57	(1.42)		(0.63)
Distributions to VRDP Shareholders from net realized gain	—		(0.01)	—	—	—	—		—
Dividends and distributions to AMPS shareholders from net investment income	—		—	—	(0.10)	(0.11)	(0.23)		(0.33)

Net increase (decrease) from investment operations	(1.06)		1.39	2.62	0.54	2.48	(0.76)		0.08

Dividends and distributions to Common Shareholders from:
Net investment income	(0.43)		(0.87)[2]	(0.86)[2]	(0.84)[2]	(0.78)[2]	(0.64)[2]		(0.73)[2]
Net realized gain	—		(0.13)[2]	—	—	—	—		—

Total dividends and distributions to Common Shareholders	(0.43)		(1.00)	(0.86)	(0.84)	(0.78)	(0.64)		(0.73)

Net asset value, end of period	$15.11		$16.60	$16.21	$14.45	$14.75	$13.05		$14.45

Market price, end of period	$13.91		$16.12	$16.45	$13.65	$14.13	$11.77		$13.70

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(6.18)%	[4]	8.78%	18.74%	3.86%	19.85%	(4.56)%	[4]	0.86%

Based on market price	(11.06)%	[4]	4.09%	27.56%	2.41%	27.29%	(9.21)%	[4]	(2.76)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.67%	[6]	1.91%	1.88%	1.45%	1.20%	1.44%	[6]	1.30%

Total expenses after fees waived and paid indirectly[5]	1.67%	[6]	1.91%	1.88%	1.43%	1.10%	1.25%	[6]	1.07%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5,7]	1.01%	[6]	1.35% [8]	1.65%	1.30%	1.01%	1.02%	[6]	0.90%

Net investment income[5]	5.36%	[6]	4.93%	5.58%	6.48%	7.22%	7.46%	[6]	6.97%

Dividends to AMPS shareholders	—		—	—	0.70%	0.81%	1.94%		2.23%

Net investment income to Common Shareholders	5.36%	[6]	4.93%	5.58%	5.78%	6.41%	5.52%	[6]	4.74%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$578,592		$635,652	$617,437	$549,516	$561,140	$496,247		$549,415

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—	$287,175	$287,175		$320,000

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	—		—	$287,100	$287,100	—	—		—

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$287,100		$287,100	—	—	—	—		—

Portfolio turnover	12%		16%	27%	21%	29%	13%		14%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—	$73,857	$68,207		$67,941

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	—		—	$315,060	$291,402	—	—		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$301,530		$321,405	—	—	—	—		—

[1]	Based on average Common Shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to AMPS shareholders.

[6]	Annualized.

[7]

Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares/VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares/ VMTP Shares, respectively.

[8]

For the years ended April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering cost and liquidity fees was 0.98% and 0.99%, respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	75

Financial Highlights	BlackRock MuniVest Fund II, Inc. (MVT)

	Six Months Ended October 31, 2013 (Unaudited)		Year Ended April 30,							Period November 1, 2008 to April 30, 2009		Year Ended October 31, 2008
			2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$16.69		$15.91	$13.47		$14.41		$11.95		$10.95		$14.49

Net investment income[1]	0.52		1.06	1.12		1.14		1.18		0.53		1.12
Net realized and unrealized gain (loss)	(2.17)		0.82	2.41		(0.99)		2.32		0.95		(3.49)
Dividends to AMPS shareholders from net investment income	—		—	(0.02)		(0.04)		(0.05)		(0.05)		(0.32)

Net increase (decrease) from investment operations	(1.65)		1.88	3.51		0.11		3.45		1.43		(2.69)

Dividends to Common Shareholders from net investment income	(0.55)		(1.10)[2]	(1.07)[2]		(1.05)[2]		(0.99)[2]		(0.43)[2]		(0.85)[2]

Net asset value, end of period	$14.49		$16.69	$15.91		$13.47		$14.41		$11.95		$10.95

Market price, end of period	$14.96		$17.31	$16.75		$13.72		$14.94		$11.65		$9.75

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(9.90)%	[4]	11.95%	26.86%		0.73%		29.75%		13.71%	[4]	(19.33)%

Based on market price	(10.31)%	[4]	10.28%	31.13%		(1.04)%		37.99%		24.49%	[4]	(25.18)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.68%	[5]	1.66%	1.41%	[6]	1.23%	[6]	1.25%	[6]	1.51%	[5,6]	1.67% [6]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[7]	0.98%	[5]	0.96%	1.04%	[6,8]	1.07%	[6]	1.10%	[6]	1.26%	[5,6]	1.16% [6]

Net investment income	6.91%	[5]	6.43%	7.57%	[6]	8.14%	[6]	8.72%	[6]	9.77%	[5,6]	8.03% [6]

Dividends to AMPS shareholders	—		—	0.15%		0.32%		0.36%		0.95%	[5]	2.31%

Net investment income to Common Shareholders	6.91%	[5]	6.43%	7.42%		7.82%		8.36%		8.82%	[5]	5.72%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$303,707		$348,998	$330,941		$278,284		$295,465		$243,583		$223,210

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		$140,000		$140,000		$150,800		$150,800

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$140,000		$140,000	$140,000		—		—		—		—

Portfolio turnover	18%		15%	13%		16%		30%		9%		49%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—		$74,698		$77,767		$65,388		$62,019

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$316,933		$349,284	$336,386		—		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Do not reflect the effect of dividends to AMPS shareholders.

[7]

Interest expense and fees relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[8]	For the year ended April 30, 2012, the total expense ratios after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

76	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock MuniAssets Fund, Inc. (“MUA”), BlackRock MuniEnhanced Fund, Inc. (“MEN”), BlackRock MuniHoldings Fund, Inc. (“MHD”), BlackRock MuniHoldings Fund II, Inc. (“MUH”), BlackRock MuniHoldings Quality Fund, Inc. (“MUS”), BlackRock Muni Intermediate Duration Fund, Inc. (“MUI”) and BlackRock MuniVest Fund II, Inc. (“MVT”) (collectively, the “Funds”) are registered under the 1940 Act, as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., TOBs and financial futures contracts), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and

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Notes to Financial Statements (continued)

distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 9.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended April 30, 2013. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discounts from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of the funds, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the six months ended October 31, 2013, no TOBs in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Fund. The Fund typically invests the cash received in additional municipal bonds. Each Fund’s transfer of

78	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (continued)

the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates approximates its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Fund invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by the Funds at October 31, 2013, in proportion to their participation. The recourse TOB Trusts are identified in the Schedules of Investments, including the maximum potential amounts owed by the Funds at October 31, 2013.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. As of October 31, 2013, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MUA	$120,074,565	$71,143,448	0.08% - 0.43%
MEN	$145,135,606	$78,630,712	0.08% - 0.36%
MHD	$98,294,567	$57,579,446	0.08% - 0.33%
MUH	$78,332,499	$46,192,990	0.08% - 0.33%
MUS	$53,467,935	$27,899,735	0.09% - 0.35%
MUI	$149,155,462	$83,126,361	0.08% - 0.23%
MVT	$121,925,095	$66,878,016	0.08% - 0.20%

For the six months ended October 31, 2013, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUA	$73,219,488	0.80%
MEN	$80,950,120	0.64%
MHD	$64,338,610	0.66%
MUH	$52,188,803	0.65%
MUS	$38,284,911	0.65%
MUI	$97,549,510	0.65%
MVT	$87,387,361	0.65%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	79

Notes to Financial Statements (continued)

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of October 31, 2013
Liability Derivatives
		MUA	MEN	MHD	MUH	MUS	MUI	MVT
	Statements of Assets and Liabilities Location	Value
Interest rate contracts:
Financial futures contracts	Net unrealized depreciation	$(11,249)	$(20,690)	$(5,387)	$(4,040)	$(8,476)	$(18,616)	$(7,367)

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended October 31, 2013
Net Realized Gain From	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Interest rate contracts:
Financial futures contracts	$200,454	$393,146	$218,524	$116,434	$684,457	$772,601	$256,237
	Net Change in Unrealized Appreciation/Depreciation on
	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Interest rate contracts:
Financial futures contracts	$418,805	$209,832	$351,272	$155,953	$243,311	$480,380	$382,543

For the period ended October 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Financial futures contracts:
Average number of contracts sold	71	30	34	26	54	118	47
Average notional value of contracts sold	$9,042,516	$3,820,781	$4,330,219	$3,247,664	$6,813,727	$14,964,727	$5,922,211

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on over-the-counter (“OTC”) derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange traded purchased options and futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at an annual rate of each Fund’s average daily net assets at the following annual rates:

MUA	0.55%
MEN	0.50%
MHD	0.55%
MUH	0.55%
MUS	0.55%
MUI	0.55%
MVT	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus its total accrued liabilities.

The Manager, for MUS, voluntarily agreed to waive its investment advisory fee on the proceeds of Preferred Shares and TOBs that exceed 35% of total assets minus the sum of its accrued liabilities. This amount is included in fees waived by Manager in the Statements of Operations. For the six months ended October 31, 2013 the waiver was $82,115.

80	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts waived or reimbursed are included in fees waived by Manager in the Statements of Operations.

For the six months ended October 31, 2013, the amounts waived were as follows:

MUA	$712
MEN	$413
MHD	$676
MUH	$302
MUS	$781
MUI	$1,635
MVT	$1,016

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the six months ended October 31, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
MUS	—	$6,887,125

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities for the six months ended October 31, 2013, were as follows:

	Purchases	Sales
MUA	$51,597,503	$49,153,241
MEN	$62,746,537	$55,900,097
MHD	$34,543,014	$49,845,379
MUH	$24,051,009	$35,310,288
MUS	$93,526,739	$127,577,151
MUI	$112,998,565	$144,830,435
MVT	$43,061,021	$71,747,346

7. Income Tax Information:

As of April 30, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MUA	MEN	MUS	MVT
2014	$1,573,000	—	—	—
2015	5,065,527	—	—	—
2016	901,327	$2,450,150	—	$2,741,816
2017	3,645,754	3,540,378	$494,294	—
2018	396,366	1,225,298	6,614,798	—
2019	2,194,154	732,655	—	—

Total	$13,776,128	$7,948,481	$7,109,092	$2,741,816

As of October 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:
	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Tax cost	$462,609,044	$460,541,208	$300,046,899	$215,170,137	$243,106,592	$838,453,753	$423,262,244

Gross unrealized appreciation	$25,910,182	$26,943,393	$16,011,323	$12,381,146	$12,664,204	$39,908,300	$29,260,446
Gross unrealized depreciation	(29,724,615)	(6,768,467)	(6,639,636)	(4,588,450)	(2,026,488)	(11,360,835)	(11,452,357)

Net unrealized appreciation (depreciation)	$(3,814,433)	$20,174,926	$9,371,687	$7,792,696	$10,637,716	$28,547,465	$17,808,089

8. Concentration, Market and Credit Risk:

MEN, MHD, MUH, MUS, MUI and MVT invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or US territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into

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Notes to Financial Statements (continued)

transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of October 31, 2013, MHD, MUH and MVT invested a significant portion of their assets in securities in the health and transportation sectors. MUA invested a significant portion of its assets is securities in the health sector. MEN invested a significant portion of its assets in the county/city/special district/school district, state and transportation sectors. MUS invested a significant portion of its assets in the county/city/special district/school district, transportation and utilities sectors. MUI invested a significant portion of its assets in the county/city/special district/school district sector. Changes in economic conditions affecting the county/city/special district/school district, health, state, transportation and utilities sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

9. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended October 31, 2013	Year Ended April 30, 2013
MUA	—	41,756
MEN	20,577	78,843
MHD	9,784	68,594
MUH	—	50,084
MUS	—	36,838
MUI	—	215,573
MVT	51,388	105,288

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on the Funds’ Common Shares or the repurchase of the Funds’ Common Shares if the Funds fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Funds are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Funds fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MEN and MUI (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer. MUI redeemed all its VRDP Shares on December 21, 2012.

The VRDP Shares outstanding as of October 31, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MEN	5/19/11	1,425	$142,500,000	6/01/41

The VRDP Funds entered into a fee agreement with the liquidity provider that may require a per annum liquidity fee to be paid to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between MEN and the liquidity provider is for a three year term and is scheduled to expire on July 9, 2015, unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and MEN does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement.

82	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (continued)

MEN is required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, MEN is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance MEN will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

MEN is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, MEN is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, MEN is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of MEN. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of October 31, 2013, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The short-term ratings on the VRDP Shares were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period, as described below.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of MEN’s remarketable VRDP Shares that were tendered for remarketing during the six months ended April 30, 2013 were successfully remarketed.

The annualized dividend rates for the VRDP Shares for the six months ended October 31, 2013 were as follows:

Rate
MEN	1.03%

On June 20, 2012, MEN announced a special rate period for a three-year term ending June 24, 2015 with respect to its VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP shares are still subject to mandatory redemption by the VRDP Funds on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, MEN is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. MEN will not pay any liquidity and remarketing fees during the special rate period and instead will pay dividends monthly based on the sum of Securities Industry and Financial Markets Association Municipal Swap Index (“SIFMA”) and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If MEN redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015, the holder of the VRDP Shares and MEN may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

VRDP Shares issued and outstanding for MEN remained constant for the six months ended October 31, 2013.

VMTP Shares

MHD, MUH, MUS, MUI and MVT (collectively, the “VMTP Funds”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	83

Notes to Financial Statements (continued)

On December 7, 2012, MUI issued Series W-7 VMTP Shares, $100,000 liquidation value per share with a maturity date of January 4, 2016. Total proceeds received of $287,100,000 in a private offering of VMTP Shares were used to redeem all of MUI’s existing VRDP Shares on December 21, 2012. The fee agreement for MUI’s VRDP Shares with the liquidity provider which was for a two year term and was scheduled to expire on December 28, 2012 was terminated upon issuance of the VMTP Shares. Any such liquidity fees incurred by MUI through the date of issuance of the VMTP Shares were shown as liquidity fees in the Statements of Operations.

The VMTP Shares outstanding as of October 31, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MHD	12/16/11	837	$83,700,000	1/02/15
MUH	12/16/11	550	$55,000,000	1/02/15
MUS	12/16/11	870	$87,000,000	1/02/15
MUI	12/07/12	2,871	$287,100,000	1/04/16
MVT	12/16/11	1,400	$140,000,000	1/02/15

Each VMTP Fund is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a Fund’s VMTP Shares will be extended or that a Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Funds redeem the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Fund may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to SIFMA. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of October 31, 2013, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Funds fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates for the VMTP Shares for the six months ended October 31, 2013 were as follows:

Rate
MHD	1.08%
MUH	1.08%
MUS	1.08%
MUI	1.08%
MVT	1.08%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding for MHD, MUH, MUS, MUI and MVT remained constant for the six months ended October 31, 2013.

Offering Costs: The Funds, with the exception of MUA, incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

MUI’s offering costs that were recorded as a deferred charge and amortized over the 30-year life of the VRDP Shares were accelerated and charged to expense immediately upon redemption of MUI’s VRDP Shares. Costs incurred in connection with the issuance of MUI’s VMTP Shares will be recorded as a deferred charge and amortized over the 3-year life of the VMTP Shares.

84	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (concluded)

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend in the following amounts per share on December 2, 2013 to Common Shareholders of record on November 15, 2013 as follows:

Common Dividend Per Share
MUA	$0.0625
MEN	$0.0605
MHD	$0.0915
MUH	$0.0830
MUS	$0.0675
MUI	$0.0715
MVT	$0.0910

Additionally, the Funds declared dividends and distributions on December 2, 2013 payable to Common Shareholders of record on December 13, 2013 as follows:

	Per Common Share
	Tax-Exempt Dividends Declared	Ordinary Dividends Declared	Long-Term Capital Gains Distributed
MUA	$0.0625	$0.004610	—
MEN	$0.0605	—	—
MHD	$0.0885	$0.015289	$0.000612
MUH	$0.0830	$0.046370	$0.051090
MUS	$0.0675	$0.000735	—
MUI	$0.0715	$0.015089	$0.045105
MVT	$0.0885	$0.000776	—

The dividends declared on Preferred Shares for the period November 1, 2013 to November 30, 2013 for the Funds were as follows:

	Series	VRDP/VMTP Dividends Declared
MEN	W-7	$118,646
MHD	W-7	$73,129
MUH	W-7	$48,053
MUS	W-7	$76,012
MUI	W-7	$250,839
MVT	W-7	$122,318

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds, as defined in the rules.” Banking entities subject to the rules are required to fully comply by July 21, 2015. These rules may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Funds. Any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	85

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock MuniAssets Fund, Inc. (“MUA”), BlackRock MuniEnhanced Fund, Inc. (“MEN”), BlackRock MuniHoldings Fund, Inc. (“MHD”), BlackRock MuniHoldings Fund II, Inc. (“MUH”), BlackRock MuniHoldings Quality Fund, Inc. (“MUS”), BlackRock Muni Intermediate Duration Fund, Inc. (“MUI”) and BlackRock MuniVest Fund II, Inc. (“MVT” and together with MUA, MEN, MHD, MUH, MUS and MUI, each a “Fund,” and, collectively, the “Funds”) (the “Fund”) met in person on April 18, 2013 (the “April Meeting”) and June 4-5, 2013 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among the Manager, BlackRock Investment Management, LLC (the “Sub-Advisor”), and its Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Boards further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Funds by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

The Board of each of MUI, MEN, MHD, MUH, MUS and MVT considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, each of MUI, MEN, MHD, MUH, MUS and MVT has redeemed 100% of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Funds as compared with a

86	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

peer group of funds as determined by Lipper1, and for each of MEN, MHD, MUH, MUS and MVT, a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable) and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Funds. In preparation for the April Meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, each Board received and reviewed information regarding the investment performance, based on net asset

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	87

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

value (NAV), of its Fund as compared to other funds in its applicable Lipper category, and with respect to MEN, MHD, MUH, MUS and MVT, a customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of MUA noted that MUA ranked in the fourth, fourth and third quartiles against its Lipper Performance Universe Composite for the one-, three- and five-year periods reported, respectively. The Board of MUA and BlackRock reviewed and discussed the reasons for MUA’s underperformance during these periods of underperformance compared to its Lipper Performance Universe Composite. MUA’s Board was informed that, among other things, the primary reason for the Fund’s performance results during these periods is due to differences in leverage employed by constituents within the Lipper Performance Universe Composite. Of the eleven funds that comprise the universe, eight have consistently utilized leverage that ranges from 25% to 35% of total managed assets. MUA employed a significantly lower degree of leverage, which caused the Fund to lag its peers.

The Board of MUA and BlackRock also discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board of MUI noted that MUI ranked in the first quartile against its Lipper Performance Universe Composite for each of the one-, three- and five-year periods reported.

BlackRock believes that the Lipper Performance Universe Composite is an appropriate performance metric for MUA and MUI in that it measures a blend of total return and yield.

The Board of MEN noted that MEN ranked in the third, second and second quartiles against its Customized Lipper Peer Group Composite for the one-, three- and five-year periods reported, respectively. The Board of MEN and BlackRock reviewed and discussed the reasons for MEN’s underperformance during the one-year period and will monitor the Fund’s performance in the coming year.

The Board of each of MHD, MUS and MVT noted that its respective Fund ranked in the first quartile against the Fund’s Customized Lipper Peer Group Composite for each of the one-, three- and five-year periods reported.

The Board of MUH noted that MUH ranked in the second quartile against its Customized Lipper Peer Group Composite for each of the one-, three- and five-year periods reported.

BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MEN, MHD, MUH, MUS and MVT in that it measures a blend of total return and yield.

The Boards noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2012 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

88	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

The Board of each Fund noted that its respective Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2014, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	89

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Director

Paul L. Audet, Director

Michael J. Castellano, Director and Member of the Audit Committee

Frank J. Fabozzi, Director and Member of the Audit Committee

Kathleen F. Feldstein, Director

James T. Flynn, Director and Member of the Audit Committee

Henry Gabbay, Director

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director and Member of the Audit Committee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Robert W. Crothers, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Janey Ahn, Secretary

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Investment Management, LLC

Princeton, NJ 08540

Custodians

The Bank of New York Mellon1

New York, NY 10286

State Street Bank and Trust Company2

Boston, MA 02110

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10289

VRDP Remarketing Agents

Citigroup Global Markets Inc.3

New York, NY 10179

VRDP Liquidity Providers

Citibank, N.A.3

New York, NY 10179

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

New York, NY 10036

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

[1]	For MUA, MHD, MUH, MUS and MVT.

[2]	For MEN and MUI.

[3]	For MEN.

90	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2013 for shareholders of record on June 3, 2013 to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Approved the Class III Directors as follows:

	Richard E. Cavanagh			Kathleen F. Feldstein			Henry Gabbay			Jerrold B. Harris
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUA	32,399,329	1,339,989	0	32,323,013	1,416,306	0	32,432,028	1,307,290	0	32,339,670	1,399,648	0

For the Fund listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Paul L. Audet, Michael J. Castellano, Frank J. Fabozzi, James T. Flynn, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards.

Approved the Directors as follows:

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MEN	23,114,945	1,027,086	0	23,104,811	1,037,220	0	23,103,305	1,038,726	0
MHD	11,923,280	358,412	0	11,905,345	376,347	0	11,905,345	376,347	0
MUH	9,735,942	248,185	0	9,679,973	304,154	0	9,697,149	286,978	0
MUS	9,722,423	395,357	0	9,668,834	448,946	0	9,670,514	447,266	0
MUI	36,174,740	770,793	0	36,167,502	778,031	0	36,124,927	820,606	0
MVT	18,835,256	357,500	0	18,795,471	397,285	0	18,811,404	381,352	0
	Frank J. Fabozzi¹			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MEN	1,425	0	0	23,067,017	1,075,014	0	23,079,931	1,062,100	0
MHD	837	0	0	11,933,787	347,905	0	11,902,943	378,749	0
MUH	550	0	0	9,642,091	342,036	0	9,685,279	298,848	0
MUS	870	0	0	9,613,014	504,766	0	9,620,327	497,453	0
MUI	2,871	0	0	35,890,118	1,055,415	0	36,111,664	833,869	0
MVT	1,400	0	0	18,690,931	501,825	0	18,704,178	488,578	0
	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MEN	23,101,139	1,040,892	0	23,086,792	1,055,239	0	23,099,099	1,042,932	0
MHD	11,918,218	363,474	0	11,917,419	364,273	0	11,877,795	403,897	0
MUH	9,678,550	305,577	0	9,647,797	336,330	0	9,737,357	246,770	0
MUS	9,660,559	457,221	0	9,648,093	469,687	0	9,720,726	397,054	0
MUI	36,195,148	750,385	0	36,134,740	810,793	0	36,177,461	768,072	0
MVT	18,808,493	384,263	0	18,767,894	424,862	0	18,784,379	408,377	0
	W. Carl Kester¹			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MEN	1,425	0	0	23,140,333	1,001,698	0
MHD	837	0	0	11,934,616	347,076	0
MUH	550	0	0	9,705,633	278,494	0
MUS	870	0	0	9,713,774	404,006	0
MUI	2,871	0	0	36,189,767	755,766	0
MVT	1,400	0	0	18,751,753	441,003	0

¹	Voted on by holders of Preferred Shares only.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	91

Additional Information (continued)

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if a fund markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect to each Fund.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

92	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	93

Additional Information (continued)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

94	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	95

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Certain of the Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI7-10/13-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniVest Fund II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund II, Inc.

Date: January 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund II, Inc.

Date: January 2, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniVest Fund II, Inc.

Date: January 2, 2014

3